UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07655
Driehaus Mutual Funds
(Exact name of registrant as specified in charter)
25 East Erie Street
Chicago, IL 60611
(Address of principal executive offices) (Zip code)
Mary H. Weiss
Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611
(Name and address of agent for service)
Registrant’s telephone number, including area code: 312-587-3800
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders

The Reports to Shareholders are attached herewith.

Driehaus Mutual Funds

Trustees & Officers

Richard H. Driehaus
President & Trustee

A.R. Umans
Chairman of the Board

Francis J. Harmon
Trustee

Daniel F. Zemanek
Trustee

Robert H. Gordon
Senior Vice President

Michelle L. Cahoon
Vice President & Treasurer

Janet L. McWilliams
Assistant Vice President &
Chief Compliance Officer

Diane J. Drake
Secretary

Michael P. Kailus
Assistant Secretary

William H. Wallace, III
Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611

Distributor

Driehaus Securities LLC
25 East Erie Street
Chicago, IL 60611

Administrator

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.
101 Sabin Street
Pawtucket, RI 02862

Custodian

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

Annual Report to Shareholders
December 31, 2010

Driehaus International Discovery Fund
Driehaus Emerging Markets Growth Fund
Driehaus International Small Cap Growth Fund
Driehaus Global Growth Fund
Driehaus Mid Cap Growth Fund
Driehaus Large Cap Growth Fund

Distributed by:
Driehaus Securities LLC
This report has been prepared for the shareholders of the Funds and is not an offering to sell or buy any Fund securities. Such offering is only made by the Funds’ prospectus.

Annual Report to Shareholders
December 31, 2010

Investment Philosophy:

The Adviser seeks to achieve superior investment returns primarily by investing in global companies that are currently demonstrating rapid growth in their sales and earnings and which, in its judgement, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to ensure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the international Funds’ share prices are expected to be more volatile than those of the U.S.-only Funds. In addition, the Funds’ returns will fluctuate with changes in stock market conditions, currency values, interest rates, government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

Driehaus International Discovery Fund

Driehaus Emerging Markets Growth Fund

Driehaus International Small Cap Growth Fund

Driehaus Global Growth Fund

Driehaus Mid Cap Growth Fund

Driehaus Large Cap Growth Fund

Driehaus International Discovery Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Discovery Fund (“Fund”) returned 13.47% for the year ended December 31, 2010. This return was below the performance of the Morgan Stanley Capital International (“MSCI”) All Country World ex USA Growth Index (“Benchmark”) (which returned 14.79% for the year) and above the performance of the MSCI All Country World ex USA Index (which returned 11.59%), which are the Fund’s two primary benchmark indices.

As 2010 came to a close, the broader environment for equities was bullish as multiple factors were favorable for both corporate earnings and equity multiples. Over the summer months of 2010, the U.S. economic indicators paused and caused equities to pull back as investors were concerned about a dreaded possible “double dip”. Then, many economic statistics re-accelerated beginning in September and continued to do so through year-end. In the U.S. (and globally), manufacturing data, consumer spending, jobless claims and other factors continued to improve. This served as a tailwind for corporate earnings which overall continue to positively exceed expectations. Despite uncertainties regarding fiscal policy, U.S. monetary policy continues to be supportive of equity prices as the second round of quantitative easing began and served as a further market catalyst. Finally, as bonds sold off and risk appetites increased, funds began to flow from the fixed income markets to the equity markets. In spite of the ongoing concerns over the prospects of the sovereign debt contagion from some European countries, which remained an issue throughout the year, European stock markets closed the year mixed. The key markets of Germany and the U.K. rose solidly, each finishing at 2-year highs. In Asia, despite large investments in companies with exposure to emerging economies, markets traded to end the year mixed. Generally, Asian markets sold down mid-year but recovered to end 2010 in flat to positive territory.

Over the course of 2010, a key contributor to performance versus the Benchmark was the Fund’s selection of holdings in the materials and industrials sectors. In addition, stock selection in both Canada and the United Kingdom positively contributed to the performance of the Fund.

Within Canada, Silver Wheaton Corp. (SLW CN) was a holding that contributed to the Fund’s performance in 2010. The company purchases and sells by-product silver from operating mines. It has long-term contracts to purchase all or a portion of the silver production from mines in Mexico, Sweden, Peru, Greece, and the United States. Throughout the year the company reported record quarterly and annual production, sales, earnings, and cash flows from operations. In many cases their attributable proven and probable reserves more than doubled, which increases earning potential moving forward.

Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio in the energy sector. One of the holdings that contributed to the Fund’s performance in 2010 was Pacific Rubiales Energy Corp. (“Pacific Rubiales”) (PRE CN). Pacific Rubiales is an independent oil and gas exploration and production company focused on identifying growth opportunities primarily within Columbia’s Eastern Llanos Basin, as well as in other areas in Colombia and northern Peru. Pacific Rubiales continues to ramp up oil production from its key Rubiales field while de-risking its other assets through exploratory drilling.

Certain areas detracted from Fund performance. Two sectors where allocation and stock selection negatively affected the performance of the Fund versus the Benchmark were the information technology and consumer discretionary sectors. Additionally, holdings in Japan and Greece detracted from Fund performance versus the Benchmark.

Alpha Bank A.E. (ALPHA GA) was the Fund’s largest detractor from performance. Alpha Bank A.E. is a banking and financial services company in Greece, offering a range of services, including retail, small and medium-sized enterprise and corporate banking, credit cards, asset management, investment banking, private banking, brokerage, leasing and factoring. The high reliance on short-term European Central Bank facilities together with falling deposit balances weighed on liability margins of Greek banks causing the stock to suffer. Further, Greek banks are facing earnings headwinds in the form of falling pre-provision profits and higher impairment charges. The sovereign outlook remains negative for the time being, and adds to the risk of capital shortfall in the event of debt restructuring.

Within the industrials sector, Aegean Marine Petroleum Network Inc. (NYSE: ANW), detracted from Fund performance. The company is an independent physical supplier and marketer of refined marine fuel and lubricants. It procures marine fuel from refineries and oil producers, and resells to a diversified customer base, representing all segments of the shipping industry, including tankers, container ships and dry-bulk carriers, among others. The company’s shares fell throughout the year as the company’s earnings continually came in below consensus expectations and a lack of clarity regarding future taxes, blended gross margin and further growth negatively impacted the stock. Further, the negative sentiment overhanging Greece adversely impacted the stock.

While we remain positive on the near to intermediate outlook for U.S. active growth management, we continue to monitor potential risks including: an acceleration in inflation; sovereign debt and austerity overseas; rising analyst expectations, which have been increasing since September of 2010 (many sentiment indicators are at levels not seen since 2007); and state and municipal debt in the U.S. We continue to monitor the dichotomy of the emerging economies’ general desire to restrain capital inflows, while simultaneously seeking to combat inflation. Typically, central banks seek to control inflation through interest rate hikes; however, we have only seen a very gradual willingness on the part of emerging market central banks to raise interest rates. Inherent in this stance is the view that if they raise interest rates too rapidly, capital inflows will be exacerbated by investors seeking higher interest rates. This would translate into unwelcomed currency appreciation, hampering their competitiveness. Generally, we do have a healthy outlook for growth across much of the emerging world, but we continue to be mindful of the potential for exogenous macro events, particularly in the developed economies. In terms of changes to the Fund, we took the opportunity to reduce our significant underweight in Europe as the Euro came under pressure in November (i.e. we increased exposure). However, we opted to focus on high quality European consumer staples and health care companies as we have ongoing concerns about economic growth in 2011.

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus International Discovery Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities. As we move into the next calendar year, we remain focused on uncovering opportunities consistent with the Driehaus growth investment philosophy and managing the unique risks and opportunities presented by the non-U.S. equity markets on behalf of our shareholders.

Sincerely,

Daniel M. Rea	David Mouser
Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Driehaus International Discovery Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1998 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

					Since Inception
Average Annual Total Returns as of 12/31/10	1 Year	3 Years	5 Years	10 Years	(12/31/98 - 12/31/10)
Driehaus International Discovery Fund (DRIDX)[1]	13.47%	−8.70%	3.23%	8.63%	16.68%
MSCI AC World ex USA Index[2]	11.59%	−4.59%	5.28%	5.97%	5.87%
MSCI AC World ex USA Growth Index[3]	14.79%	−4.45%	5.59%	4.71%	4.08%

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International All Country World ex USA Index (MSCI AC World ex USA Index) is a market capitalization-weighted index designed to measure equity market performance in 44 global developed and emerging markets, excluding the U.S. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]	The Morgan Stanley Capital International All Country World ex USA Growth Index (MSCI AC World ex USA Growth Index) is a subset of the MSCI AC World ex USA Index and is composed only of the MSCI AC World ex USA Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2010

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 98.4%

EUROPE — 47.4%

United Kingdom — 7.2%
Antofagasta PLC	143,320	$3,601,992
ARM Holdings PLC	613,290	4,047,483
Johnson Matthey PLC	119,277	3,789,935
Lloyds Banking Group PLC**	3,803,340	3,895,843
Michael Page International PLC	575,442	4,979,267
Rockhopper Exploration PLC**	691,877	3,964,214

		24,278,734

France — 7.6%
Alcatel-Lucent**	1,391,901	4,054,821
Remy Cointreau SA	66,253	4,687,900
Safran SA	145,752	5,161,397
Technip SA	51,633	4,767,737
Vallourec SA	23,723	2,491,719
Zodiac Aerospace	60,761	4,563,185

		25,726,759

Russia — 6.0%
Magnit — SP GDR	160,941	4,715,571
Mechel — SP ADR	84,853	2,480,253
Mobile TeleSystems — SP ADR	150,732	3,145,777
Sberbank RF	1,576,729	5,371,916
Uralkali — SP GDR	126,128	4,631,420

		20,344,937

Germany — 5.4%
Dialog Semiconductor PLC**	134,638	3,064,003
Henkel AG & Co. KGaA	79,496	4,102,118
Infineon Technologies AG**	283,536	2,638,223
Rheinmetall AG	61,674	4,958,941
SGL Carbon SE**	96,638	3,488,669

		18,251,954

Sweden — 5.0%
Modern Times Group — B	32,968	2,181,315
Nobia AB**	457,401	4,097,509
Swedbank AB — A**	396,658	5,532,033
Volvo AB — B**	296,270	5,220,015

		17,030,872

Ireland — 4.3%
ICON PLC — SP ADR**	170,533	3,734,673
Paddy Power PLC	90,997	3,733,123
Shire PLC	141,215	3,397,173
Smurfit Kappa Group PLC**	383,985	3,745,795

		14,610,764

Denmark — 3.2%
AP Moller-Maersk AS — B	458	4,147,252
Novo Nordisk AS — B	34,796	3,923,716
Novozymes AS — B	18,882	2,630,187

		10,701,155

Netherlands — 2.8%
Chicago Bridge & Iron Co. NV**	107,705	3,543,494
CNH Global NV**	124,943	5,964,779

		9,508,273

Switzerland — 2.8%
Panalpina Welttransport Holding AG**	31,304	4,034,366
Temenos Group AG**	41,330	1,719,505
Xstrata PLC	159,220	3,737,225

		9,491,096

Norway — 1.4%
DnB NOR ASA	332,512	4,667,095

Turkey — 1.0%
Turkiye Is Bankasi — C	1,004,615	3,578,616

Finland — 0.7%
Outotech OYJ	38,552	2,382,164

Total EUROPE		160,572,419

FAR EAST — 29.9%

Japan — 10.4%
FANUC Corp.	24,464	3,757,434
Fast Retailing Co., Ltd.	21,817	3,474,490
Isuzu Motors, Ltd.	901,404	4,096,786
Keihin Corp.	160,890	3,626,416
Komatsu, Ltd.	117,427	3,553,617
Makita Corp.	118,420	4,842,399
Sony Corp.	125,491	4,524,106
Sumco Corp.**	38,922	556,097
Toho Titanium Co., Ltd.	130,442	3,152,201
Toshiba Corp.	658,567	3,585,252

		35,168,798

China — 7.5%
Anhui Conch Cement Co., Ltd. — H	1,080,008	5,064,622
China Coal Energy Co., Ltd. — H	2,662,901	4,159,070
Ctrip.com International, Ltd. — ADR**	86,859	3,513,447
Lenovo Group, Ltd.	5,772,905	3,698,676
Ping An Insurance Group Company of China, Ltd. — H	311,140	3,478,549
Shenguan Holdings Group, Ltd.	2,363,026	3,094,844
Want Want China Holdings, Ltd.	2,661,560	2,331,878

		25,341,086

Australia — 4.9%
Boart Longyear Group	1,413,963	6,594,665
Coca-Cola Amatil, Ltd.	314,015	3,487,949

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2010

	Number	Market
	of	Value
	Shares	(Note A)

Cochlear, Ltd.	44,205	$3,635,560
CSL, Ltd.	75,027	2,784,803

		16,502,977

India — 2.1%
ICICI Bank, Ltd. — SP ADR	80,204	4,061,531
Larsen & Toubro, Ltd. — GDR	68,480	3,034,349

		7,095,880

Singapore — 1.7%
Genting Singapore PLC**	2,084,064	3,556,395
SembCorp Marine, Ltd.	545,714	2,283,465

		5,839,860

South Korea — 1.6%
KEPCO Engineering & Construction, Inc.	28,770	2,294,198
Samsung Electro-Mechanics Co., Ltd.	30,209	3,300,657

		5,594,855

Taiwan — 1.0%
E Ink Holdings, Inc.**	1,599,000	3,241,161

Malaysia — 0.7%
Axiata Group BHD**	1,578,611	2,431,783

Total FAR EAST		101,216,400

SOUTH AMERICA — 11.5%

Brazil — 8.3%
BR Malls Participacoes SA	402,600	4,147,265
Fibria Celulose SA — SP ADR**	195,281	3,124,496
Hypermarcas SA**	285,678	3,854,932
Itau Unibanco Holding SA — PREF ADR	104,811	2,516,512
OGX Petroleo e Gas Participacoes SA**	452,100	5,354,389
PDG Realty SA Empreendimentos e Participacoes	629,400	3,833,273
Vale SA — SP ADR	152,045	5,256,196

		28,087,063

Colombia — 1.3%
Ecopetrol SA — SP ADR	97,665	4,260,147

Argentina — 1.1%
MercadoLibre, Inc.**	58,679	3,910,955

Peru — 0.8%
Credicorp, Ltd.	24,018	2,855,980

Total SOUTH AMERICA		39,114,145

NORTH AMERICA — 8.0%

Canada — 7.2%
Crew Energy, Inc.**	256,830	4,933,574
Eastern Platinum, Ltd.**	2,182,299	3,884,813
Niko Resources, Ltd.	18,192	1,887,811
Pacific Rubiales Energy Corp.	163,492	5,549,487
Petrobank Energy & Resources, Ltd.**	85,640	2,174,806
Petrominerales, Ltd.	52,668	1,756,483
SEMAFO, Inc.**	249,190	2,694,149
Silver Wheaton Corp.**	41,325	1,620,083

		24,501,206

United States — 0.8%
SXC Health Solutions Corp.**	62,428	2,675,664

Total NORTH AMERICA		27,176,870

AFRICA — 1.6%

South Africa — 1.6%
Impala Platinum Holdings, Ltd.	87,473	3,093,390
Randgold Resources, Ltd. — ADR	27,910	2,297,830

		5,391,220

Total AFRICA		5,391,220

Total EQUITY SECURITIES (Cost $250,546,177)		333,471,054

TOTAL INVESTMENTS (COST $250,546,177)	98.4%	$333,471,054
Other Assets In Excess Of Liabilities	1.6%	5,368,711

Net Assets	100.0%	$338,839,765

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$259,454,142

Gross Appreciation	$87,284,981
Gross Depreciation	(13,268,069)

Net Appreciation	$74,016,912

** Non-income producing security
ADR — American Depository Receipt
GDR — Global Depository Receipt
PREF ADR — Preferred American Depository Receipt
SP ADR — Sponsored American Depository Receipt
SP GDR — Sponsored Global Depository Receipt

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2010

Regional Weightings*

Western Europe	40.4%
Asia/Far East Ex-Japan	19.5%
South America	11.5%
Japan	10.4%
North America	8.0%
Eastern Europe	7.0%
Africa	1.6%

Top Ten Holdings*

Boart Longyear Group	1.9%
CNH Global NV	1.8%
Pacific Rubiales Energy Corp.	1.6%
Swedbank AB — A	1.6%
Sberbank RF	1.6%
OGX Petroleo e Gas Participacoes SA	1.6%
Vale SA — SP ADR	1.6%
Volvo AB — B	1.5%
Safran SA	1.5%
Anhui Conch Cement Co., Ltd. — H	1.5%

*	All percentages are stated as a percent of net assets at December 31, 2010.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2010

Percent of
Industry	Net Assets

Aerospace & Defense	2.9%
Air Freight & Logistics	1.2%
Auto Components	1.1%
Automobiles	1.2%
Beverages	2.4%
Biotechnology	0.8%
Chemicals	3.3%
Commercial Banks	9.6%
Communications Equipment	1.2%
Computers & Peripherals	2.2%
Construction & Engineering	5.3%
Construction Materials	1.5%
Containers & Packaging	1.1%
Electrical Equipment	1.0%
Electronic Equipment, Instruments & Components	1.9%
Energy Equipment & Services	1.4%
Food & Staples Retailing	1.4%
Food Products	1.6%
Health Care Equipment & Supplies	1.1%
Health Care Technology	0.8%
Hotels, Restaurants & Leisure	3.2%
Household Durables	3.7%
Household Products	1.2%
Industrial Conglomerates	1.5%
Insurance	1.0%
Internet Software & Services	1.2%
Life Sciences Tools & Services	1.1%
Machinery	8.3%
Marine	1.2%
Media	0.6%
Metals & Mining	9.4%
Oil, Gas & Consumable Fuels	10.0%
Paper & Forest Products	0.9%
Personal Products	1.1%
Pharmaceuticals	2.2%
Professional Services	1.5%
Real Estate Management & Development	1.2%
Semiconductors & Semiconductor Equipment	3.0%
Software	0.5%
Specialty Retail	1.0%
Wireless Telecommunication Services	1.6%
Other Assets in Excess of Liabilities	1.6%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Growth Fund (“Fund”) returned 23.56% for the year ended December 31, 2010. This return was above the performance of the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (which returned 19.19% for the year) and the MSCI Emerging Markets Growth Index (“Benchmark”) (which returned 19.60%), which represent the Fund’s two major benchmark indices.

Two major factors shaped the global economy as the year came to a close. First, we observed generally stronger than expected economic readings and upward revisions to the 2011 consensus growth forecasts in the U.S. Additionally, the U.S. Federal Reserve Board engaged in the second round of quantitative easing. The combination of these factors overlapping with the ongoing global economic recovery created an environment of accelerating, commodity-led inflation in emerging markets. This led to a significant divergence in equity market performance between countries that produce and export commodities relative to those that are deficient. From a policy perspective, we saw gradual interest rate increases in several markets including India, China, South Korea and Brazil, accompanied with an increasing focus on the reduction of stimulus measures introduced in response to the credit crisis. We expect this trend of policy normalization to continue in 2011 in many primary emerging economies.

Over the course of 2010, a key contributor to performance was the Fund’s selection of holdings in the consumer discretionary and materials sectors versus the Benchmark. In addition, stock selection in both China and Taiwan positively contributed to the performance of the Fund. Additionally, during the first half of 2010, a smaller cap bias benefitted Fund performance whereas in the latter stages of the year the portfolio shifted towards large cap exposure, reflective of a rotation towards more cyclical sectors.

Within the materials sector, Uralkali (URKA LI) was an example of a holding that contributed to performance in 2010. The Russia-based company is engaged in the chemical industry and specializes in the production of potash fertilizers. During 2010, Uralkali announced the merger with Silvinit, which will create the third largest global potash producer. We moved to a substantial overweight position in Russia towards the end of the year, as we anticipated an improving earnings outlook in commodity-related securities within the country.

Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio in the energy sector. One of the holdings that contributed to the Fund’s performance in 2010 was Pacific Rubiales Energy Corp. (“Pacific Rubiales”) (PRE CN). Pacific Rubiales is an independent oil and gas exploration and production company focused on identifying growth opportunities primarily within Columbia’s Eastern Llanos Basin, as well as in other areas in Colombia and northern Peru. Pacific Rubiales continues to ramp up oil production from its key Rubiales field while de-risking its other assets through exploratory drilling.

Despite the relatively robust returns within the emerging markets, not all holdings contributed positively to performance. Two sectors where stock selection detracted from Fund performance versus the Benchmark were the telecommunication services and utilities sectors. Additionally, holdings in South Korea and Israel detracted from Fund performance versus the Benchmark.

Within South Korea, KT Corporation (030200 KS), detracted from Fund performance. KT Corporation is an integrated telecommunications service provider. Its services include personal communications services, mobile telecommunications services and high speed downlink access including wireless Internet and video multimedia communications services. Although KT Corporation had the foresight to procure the iPhone for the Korean market, the investment outlook for the Korean telecom sector is not encouraging, given that the greater penetration of smartphone subscribers is likely to be offset by increased marketing efforts and tariff discounts.

Within the information technology sector, E Ink Holdings Inc. (8069 TT) was one of the Fund’s largest detractors from performance. E Ink Holdings Inc. is principally engaged in the research, development, production and distribution of thin film transistor (TFT) related displays. The company provides e-paper display products, which are applied in electronic books and electronic readers, as well as TFT liquid crystal display panels and modules, which are applied in automobile and entertainment systems, aerospace and marine navigation products, among others. It distributes its products primarily in Asia, Europe and the Americas. Toward the latter part of 2010, E Ink’s share price suffered due to local talks on potential flat sales and other market noise regarding proprietary and competing technology.

As we move into 2011, we see the risk-reward becoming increasingly favorable in cyclical and inflation resistant stocks within emerging markets. As such, we have been incrementally positioning toward these segments of the market where we are finding timely ideas that fit our growth philosophy. From a macro perspective, we continue to monitor the dichotomy of the emerging economies’ general desire to restrain capital inflows, while simultaneously seeking to combat inflation. Typically, central banks seek to control inflation through interest rate hikes; however, we have only seen a very gradual willingness on the part of emerging market central banks to raise interest rates. Inherent in this stance is the view that if they raise interest rates too rapidly, capital inflows will be exacerbated by investors seeking higher interest rates. This would translate into unwelcomed currency appreciation, hampering export competitiveness. We also continue to monitor the ramifications of unconventional tightening policies, particularly in China, that are aimed at controlling asset prices and reining in liquidity. Going forward, we anticipate that inflation may start to abate in markets such as China and India beginning in the second half of 2011 as a result of monetary tightening and reversion of commodity inflation. Generally, we do have a positive structural outlook for growth across much of the emerging world, but we continue to be mindful of tactical obstacles (e.g., policy normalization in response to rising inflationary fears) as well as the potential for exogenous macro events and the associated reliance of emerging markets on external capital.

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus Emerging Markets Growth Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

Howard Schwab	Chad Cleaver
Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Driehaus Emerging Markets Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1997 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

					Since Inception
Average Annual Total Returns as of 12/31/10	1 Year	3 Years	5 Years	10 Years	(12/31/97 - 12/31/10)
Driehaus Emerging Markets Growth Fund (DREGX)[1]	23.56%	−1.44%	13.99%	17.40%	16.38%
MSCI Emerging Markets Index[2]	19.19%	−0.03%	13.11%	16.23%	10.98%
MSCI Emerging Markets Growth Index[3]	19.60%	−2.23%	11.18%	13.65%	9.70%

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets Index) is a market capitalization-weighted index designed to measure equity market performance in 21 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]	The Morgan Stanley Capital International Emerging Markets Growth Index (MSCI Emerging Markets Growth Index) is a subset of the MSCI Emerging Markets Index and includes only the MSCI Emerging Markets Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2010

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 94.7%

FAR EAST — 46.0%

China — 17.7%
ASM Pacific Technology, Ltd.	721,400	$9,118,664
China Coal Energy Co., Ltd. — H	2,447,713	3,822,977
China Construction Bank Corp. — H	14,169,500	12,706,028
China Unicom (Hong Kong), Ltd.	6,626,000	9,479,354
CNOOC, Ltd.	1,767,000	4,191,987
Cosco Pacific, Ltd.	8,572,000	14,932,184
GOME Electrical Appliances Holdings, Ltd.**	30,874,847	11,122,063
Hengdeli Holdings, Ltd.	9,115,323	5,429,697
Kunlun Energy Co., Ltd.	6,826,000	10,590,979
Li & Fung, Ltd.	1,860,000	10,792,250
PetroChina Co., Ltd. — H	6,354,000	8,305,455
Ping An Insurance Group Company of China, Ltd. — H	751,000	8,396,189
Shanghai Electric Group Co., Ltd. — H	16,634,000	10,978,337
Sohu.com, Inc.**	75,093	4,767,655
Tencent Holdings, Ltd.	284,700	6,186,423
West China Cement, Ltd.**	23,515,136	8,622,136
Xingda International Holdings, Ltd.	7,635,000	8,251,081

		147,693,459

Taiwan — 9.0%
Catcher Technology Co., Ltd.	2,246,000	8,319,517
Delta Electronics, Inc.	1,621,000	7,922,504
Formosa Chemicals & Fibre Corp.	3,918,000	13,195,946
Hon Hai Precision Industry Co., Ltd.	2,899,000	11,682,901
Huaku Development Co., Ltd.	488,000	1,479,574
Taiwan Mobile Co., Ltd.	4,317,000	10,319,994
Taiwan Semiconductor Manufacturing Co., Ltd.	6,119,000	14,900,588
TPK Holding Co., Ltd.**	326,000	7,491,297

		75,312,321

South Korea — 8.0%
Dongkuk Steel Mill Co., Ltd.	294,725	9,115,206
Hyundai Department Store Co., Ltd.	34,042	4,184,385
Hyundai Mobis	16,132	4,044,016
KB Financial Group, Inc.	189,856	10,037,325
LG Display Co., Ltd.	120,010	4,208,651
Samsung Electronics Co., Ltd.	24,150	20,194,158
Samsung Engineering Co., Ltd.	5,930	1,003,225
Samsung Heavy Industries Co., Ltd.	129,700	4,708,468
SK Energy Co., Ltd.	52,382	8,954,188

		66,449,622

India — 6.1%
Cipla, Ltd.	687,883	5,688,899
ICICI Bank, Ltd.	389,479	9,974,112
ITC, Ltd.	2,535,709	9,904,094
Larsen & Toubro, Ltd.**	101,937	4,512,106
Petronet LNG, Ltd.	3,651,017	10,202,272
Tata Consultancy Services, Ltd.	406,948	10,608,497

		50,889,980

Indonesia — 2.6%
PT Perusahaan Gas Negara	20,696,000	10,164,240
PT United Tractors Tbk	4,471,000	11,810,189

		21,974,429

Thailand — 1.4%
Siam Commercial Bank Public Co., Ltd. — NVDR	1,408,000	4,834,235
Sino Thai Engineering & Construction Public Co., Ltd. — NVDR	14,990,551	6,663,572

		11,497,807

Malaysia — 0.7%
Axiata Group BHD**	3,800,105	5,853,899

Philippines — 0.5%
Ayala Land, Inc.	10,715,500	4,025,956

Total FAR EAST		383,697,473

EUROPE — 17.5%

Russia — 8.5%
LUKOIL — SP ADR	212,649	12,014,668
Magnit — SP GDR	433,006	12,687,076
Mechel — SP ADR	295,996	8,651,963
Mining and Metallurgical Co. Norilsk Nickel — ADR	349,025	8,261,422
Sberbank RF	4,030,725	13,732,680
Uralkali — SP GDR	431,675	15,851,106

		71,198,915

Switzerland — 2.6%
Weatherford International, Ltd.**	578,344	13,186,243
Xstrata PLC	345,348	8,106,038

		21,292,281

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2010

	Number	Market
	of	Value
	Shares	(Note A)

United Kingdom — 1.9%
SABMiller PLC	282,831	$9,950,233
Tullow Oil PLC	307,256	6,040,687

		15,990,920

France — 1.6%
Technip SA	140,831	13,004,185

Luxembourg — 1.5%
Tenaris SA — ADR	250,365	12,262,878

Poland — 0.7%
PKO Bank Polski SA**	420,282	6,154,312

Turkey — 0.7%
Turk Telekomunikasyon AS	1,456,922	6,133,415

Total EUROPE		146,036,906

SOUTH AMERICA — 14.5%

Brazil — 14.0%
Banco do Brasil SA	1,041,000	19,691,205
BRF-Brasil Foods SA	574,800	9,518,827
Companhia Brasileira de Distribuicao Grupo Pao de Acucar — Pref. A	400,100	16,536,663
Companhia de Concessoes Rodoviarias	295,889	8,275,980
HRT Participacoes em Petroleo SA**	5,633	5,446,364
Itau Unibanco Holding SA	525,716	12,481,005
OGX Petroleo e Gas Participacoes SA**	349,100	4,134,522
PDG Realty SA Empreendimentos e Participacoes	1,156,296	7,042,261
Petroleo Brasileiro SA — ADR	458,167	17,337,039
Vale SA — SP ADR	480,412	16,607,843

		117,071,709

Argentina — 0.5%
Banco Macro SA — ADR	80,687	4,050,487

Total SOUTH AMERICA		121,122,196

NORTH AMERICA — 6.4%

Mexico — 4.2%
Genomma Lab Internacional SAB de CV — B**	3,362,950	8,163,663
Grupo Financiero Banorte SAB de CV — O	2,392,016	11,369,339
Mexichem SAB de CV	2,916,200	10,436,926
Wal-Mart de Mexico SAB de CV — V	1,693,500	4,839,159

		34,809,087

Canada — 2.2%
Eastern Platinum, Ltd.**	4,955,214	8,821,009
Pacific Rubiales Energy Corp.	291,187	9,883,899

		18,704,908

Total NORTH AMERICA		53,513,995

AFRICA — 6.1%

South Africa — 6.1%
African Bank Investments, Ltd.	1,168,739	6,874,935
Aspen Pharmacare Holdings, Ltd.**	232,134	3,242,300
Barloworld, Ltd.	423,113	4,303,388
FirstRand, Ltd.	3,063,697	9,073,659
Gold Fields, Ltd.	554,475	10,150,996
Kumba Iron Ore, Ltd.	35,789	2,306,251
Sasol, Ltd.	280,781	14,759,597

		50,711,126

Total AFRICA		50,711,126

MIDDLE EAST — 4.2%

Israel — 2.4%
Check Point Software Technologies, Ltd.**	186,834	8,642,941
Israel Chemicals, Ltd.	695,032	11,914,554

		20,557,495

Qatar — 1.0%
Qatar National Bank	158,613	8,058,054

Egypt — 0.8%
Commercial International Bank Egypt SAE	795,571	6,496,135

Total MIDDLE EAST		35,111,684

Total EQUITY SECURITIES (Cost $700,893,868)		790,193,380

TOTAL INVESTMENTS (COST $700,893,868)	94.7%	$790,193,380
Other Assets In Excess Of Liabilities	5.3%	44,117,318

Net Assets	100.0%	$834,310,698

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$707,796,149

Gross Appreciation	$95,370,500
Gross Depreciation	(12,973,269)

Net Appreciation	$82,397,231

** Non-income producing security
ADR — American Depository Receipt
GDR — Global Depository Receipt
NVDR — Non-Voting Depository Receipt
SP ADR — Sponsored American Depository Receipt
SP GDR — Sponsored Global Depository Receipt

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2010

Regional Weightings*

Asia/Far East Ex-Japan	46.0%
South America	14.5%
Eastern Europe	9.9%
Western Europe	7.6%
North America	6.4%
Africa	6.1%
Middle East	4.2%

Top Ten Holdings*

Samsung Electronics Co., Ltd.	2.4%
Banco do Brasil SA	2.4%
Petroleo Brasileiro SA — ADR	2.1%
Vale SA — SP ADR	2.0%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar — Pref. A	2.0%
Uralkali — SP GDR	1.9%
Cosco Pacific, Ltd.	1.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.8%
Sasol, Ltd.	1.8%
Sberbank RF	1.6%

*	All percentages are stated as a percent of net assets at December 31, 2010.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2010

Percent of
Industry	Net Assets

Auto Components	0.5%
Beverages	1.2%
Chemicals	6.2%
Commercial Banks	14.3%
Computers & Peripherals	1.0%
Construction & Engineering	1.5%
Construction Materials	1.0%
Distributors	1.3%
Diversified Financial Services	1.9%
Diversified Telecommunication Services	1.9%
Electrical Equipment	1.3%
Electronic Equipment, Instruments & Components	3.8%
Energy Equipment & Services	4.6%
Food & Staples Retailing	4.1%
Food Products	1.1%
Gas Utilities	1.2%
Household Durables	0.8%
Insurance	1.0%
Internet Software & Services	1.3%
IT Services	1.3%
Machinery	2.0%
Metals & Mining	9.6%
Multiline Retail	0.5%
Oil, Gas & Consumable Fuels	13.9%
Pharmaceuticals	2.0%
Real Estate Management & Development	0.7%
Semiconductors & Semiconductor Equipment	5.3%
Software	1.0%
Specialty Retail	2.0%
Tobacco	1.2%
Trading Companies & Distributors	0.5%
Transportation Infrastructure	2.8%
Wireless Telecommunication Services	1.9%
Other Assets in Excess of Liabilities	5.3%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Small Cap Growth Fund1 (“Fund”) returned 27.13% for the year ended December 31, 2010. This return was slightly below the performance of the Morgan Stanley Capital International (“MSCI”) All Country World ex USA Small Cap Growth Index (“Benchmark”) (which returned 27.53% for the year) and above the performance of the MSCI World ex USA Small Cap Index (which returned 24.90%), which are the Fund’s two primary benchmark indices.

As 2010 came to a close, the broader environment for equities was bullish as multiple factors were favorable for both corporate earnings and equity multiples. Over the summer months of 2010, the U.S. economic indicators paused and caused equities to pull back as investors were concerned about a dreaded possible “double dip”. Then, many economic statistics re-accelerated beginning in September and continued to do so through year-end. In the U.S. (and globally), manufacturing data, consumer spending, jobless claims and other factors continued to improve. This served as a tailwind for corporate earnings which overall continue to positively exceed expectations. Despite uncertainties regarding fiscal policy, U.S. monetary policy continues to be supportive of equity prices as the second round of quantitative easing began and served as a further market catalyst. Finally, as yields rallied, risk appetites increased further and funds began to flow from the fixed income markets to the equity markets. In spite of the ongoing concerns over the prospects of the sovereign debt contagion from some European countries, which remained an issue throughout the year, European stock markets closed the year mixed. The key markets of Germany and the U.K. rose solidly, each finishing at 2-year highs. In Asia, despite large investments in companies with exposure to emerging economies, markets traded to end the year mixed. Generally, Asian markets sold down mid-year but recovered to end 2010 in flat to positive territory.

Over the course of 2010, a key contributor to performance versus the Benchmark was the Fund’s selection of holdings in the consumer discretionary and consumer staples sectors. In addition, stock selection in China and Mexico positively contributed to the performance of the Fund compared to the Benchmark. During the year, the Fund’s exposure to China substantially decreased and the Fund’s exposure to Mexico remained slightly overweight.

Within the consumer discretionary sector, Dufry Group (DUFN SW), favorably contributed to performance. The Switzerland-based retail company engages in the travel retail sector. The company offers a range of products aimed at travelers and operates a chain of retail outlets. During the year, the company benefited from growing revenue and net profits. Total revenue reflects an increase in demand for the company’s products and services, especially in Central America and the Caribbean, South America and in North American geographic segments. Net profit for the period reflects improved gross profit and operating margins as well as lower interest expenses.

Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio in Mexico. One of the holdings in Mexico that contributed to the Fund’s performance in 2010 was Genomma Lab Internacional SAB de CV (LABB MM). The company is primarily engaged in the pharmaceutical industry and specializes in the production, distribution and sale of a variety of over the counter (OTC) medicines and personal care products. During the year, the company benefited from growing revenue and net profits. Total revenue reflects an increase in demand for the company’s products and services in Mexico and other foreign segments. Net income for the period benefited from a lower loss on foreign exchange differences as well as significantly increased other financial income.

Certain areas detracted from Fund performance. Two sectors where holdings negatively affected the performance of the Fund versus the Benchmark were the information technology and energy sectors. Additionally, holdings in Thailand and South Korea detracted from Fund performance versus the Benchmark.

In the information technology sector, AsiaInfo-Linkage Inc. (NASDAQ: ASIA) was an example of a holding that detracted from performance. The company provides telecommunications software solutions and information technology security products and services in China. Its operations are organized into two divisions: AsiaInfo Technologies (China) Inc. and Lenovo-AsiaInfo Technologies, Inc. During the year, the company reported mixed results as revenue expectations missed analyst estimates due to delayed contracts which caused management to lower 2010 revenue guidance. The combined companies face growth challenges from a lack of abundant new markets, meaning growth will mainly come from upgrades and new products for existing customers, cross selling opportunities, and Southeast Asia markets.

Similarly, stock selection in the energy sector also detracted from the performance of the Fund in 2010, including holdings such as Rockhopper Exploration PLC (RKH LN). The United Kingdom-based company is engaged in the exploration and exploitation of oil and gas exploration licenses on its acreage in the North Falkland Basin. Sea Lion and Ernest are the primary oil targets of the company. During the year, the company reported no revenue and a net loss from operations. The lack of revenue reflects the company still being in the development stage while the net loss is attributed to an increase in administrative expenses, increased exploration and evaluation expenses.

As we enter 2011, we continue to underweight emerging markets broadly, due to our view on the short term risk/reward dynamics and inflation concerns. From a long term/structural perspective we continue to be very bullish on emerging markets and are watching for appropriate entry points in many stocks across a broad array of sectors. We are becoming increasingly, albeit modestly and slowly, positive on Japan due to improving macroeconomic data and improving company specific earnings news, particularly in industrial and information technology sectors building upon domestic consumption and consumer themes, although we do continue to maintain a slight underweight in Japan. We continue to have overweights in several European countries including the United Kingdom, Switzerland, Germany and Italy, with overweights in the industrials, information technology and health care sectors. We expect the environment to continue to be choppy and rotational between a macro driven/reflation environment and a stock picking environment until we have further clarity on the sustainability of global growth and earnings. Ultimately we expect the market to continue to slowly transition to more of a stock pickers market, where the market rewards those areas that are growing and executing on a sustainable basis.

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus International Small Cap Growth Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities. As we move into the next calendar year, we remain focused on uncovering opportunities consistent with the Driehaus growth investment philosophy and managing the unique risks and opportunities presented by the non-U.S. equity markets on behalf of our shareholders.

Sincerely,

David Mouser	Howard Schwab	Ryan Carpenter
Co-Portfolio Manager	Co-Portfolio Manager	Assistant Portfolio Manager

[1]	The Driehaus International Small Cap Growth Fund closed to new investors on December 29, 2010.

Performance is historical and does not represent future results.

Driehaus International Small Cap Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since August 1, 2002 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

	Fund Only			Including Predecessor Limited Partnership
Average Annual Total Returns			Since Inception		Since Inception
as of 12/31/10	1 Year	3 Years	(09/17/07 - 12/31/10)	5 Years	(08/1/02 - 12/31/10)
Driehaus International Small Cap Growth Fund (DRIOX)[1]	27.13%	−2.57%	2.92%	12.94%	22.38%
MSCI World ex USA Small Cap Index[2]	24.90%	−0.42%	−0.82%	4.16%	13.82%
MSCI AC World ex USA Small Cap Growth Index[3]	27.53%	−0.68%	−0.04%	6.86%	14.31%

[1]	The Driehaus International Small Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus International Opportunities Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on August 1, 2002, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets on September 17, 2007. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for the periods prior to January 1, 2010, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International World ex USA Small Cap Index (MSCI World ex USA Small Cap Index) is a market capitalization-weighted index designed to measure the equity performance in 23 global developed markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International, Inc.

[3]	The Morgan Stanley Capital International All Country World ex USA Small Cap Growth Index (MSCI AC World ex USA Small Cap Growth Index) is a market capitalization-weighted index designed to measure equity performance in 44 global developed markets and emerging markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International, Inc.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2010

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 93.6%

EUROPE — 49.1%

United Kingdom — 11.2%
Aveva Group PLC	47,929	$1,206,071
Melrose PLC	1,051,187	5,096,961
Michael Page International PLC	469,564	4,063,111
Restaurant Group PLC	753,197	3,229,328
Rightmove PLC	99,788	1,211,955
Spectris PLC	225,824	4,615,765
Spirax-Sarco Engineering PLC	82,438	2,485,735
Telecity Group PLC**	491,279	3,603,018
Victrex PLC	145,071	3,354,229

		28,866,173

Germany — 10.9%
Bertrandt AG	50,995	3,755,475
Dialog Semiconductor PLC**	207,667	4,725,948
Hugo Boss AG — Pref.	45,996	3,472,765
KUKA AG**	113,798	2,524,350
Pfeiffer Vacuum Technology AG	38,863	4,570,101
Tognum AG	194,364	5,123,181
Wincor Nixdorf AG	47,579	3,879,030

		28,050,850

Switzerland — 9.2%
Dufry Group**	20,096	2,703,825
Ferrexpo PLC	806,320	5,228,381
Gategroup Holding AG**	48,510	2,653,782
Panalpina Welttransport Holding AG**	29,048	3,743,619
Sulzer AG	17,747	2,704,757
Temenos Group AG**	164,912	6,861,045

		23,895,409

Italy — 5.6%
DiaSorin SpA	140,077	6,029,265
Safilo Group SpA**	216,798	3,856,028
Yoox SpA**	364,535	4,686,204

		14,571,497

France — 4.7%
Faurecia**	88,213	2,549,740
Ingenico SA	110,251	3,991,890
Rhodia SA	166,923	5,520,752

		12,062,382

Norway — 2.1%
Marine Harvest	2,520,478	2,665,161
Subsea 7, Inc.**	107,208	2,790,875

		5,456,036

Finland — 1.5%
Ramirent Oyj	296,294	3,900,012

Netherlands — 1.1%
ASM International NV**	78,415	2,776,322

Spain — 1.0%
Viscofan SA	66,461	2,518,720

Denmark — 1.0%
FLSmidth & Co. AS	26,174	2,496,315

Luxembourg — 0.7%
AZ Electronic Materials SA**	402,444	1,945,083

Ireland — 0.1%
Smurfit Kappa Group PLC**	40,175	391,909

Total EUROPE		126,930,708

FAR EAST — 26.9%

Japan — 12.1%
Anritsu Corp.	517,000	4,272,780
Asics Corp.	154,000	1,980,244
CyberAgent, Inc.	1,173	2,557,224
Keihin Corp.	107,400	2,420,766
M3, Inc.	744	3,738,786
Makino Milling Machine Co., Ltd.**	633,000	5,215,876
Miraca Holdings, Inc.	100,700	4,055,783
Nabtesco Corp.	148,400	3,165,769
Nifco, Inc.	93,000	2,521,160
United Arrows, Ltd.	84,564	1,281,115

		31,209,503

China — 4.7%
AAC Acoustic Technologies Holdings, Inc.	891,478	2,379,859
Comba Telecom Systems Holdings, Ltd.	136,633	154,338
Haitian International Holdings, Ltd.	2,215,000	2,311,091
O-Net Communications Group, Ltd.**	1,866,000	1,310,771
Ports Design, Ltd.	832,000	2,296,007
Sa Sa International Holdings, Ltd.	1,988,000	1,240,454
Shenguan Holdings Group, Ltd.	985,816	1,291,119
Trinity, Ltd.	1,184,000	1,247,550

		12,231,189

Australia — 3.8%
Boart Longyear Group	1,266,095	5,905,015
Bradken, Ltd.	424,891	3,915,545

		9,820,560

South Korea — 2.3%
Duksan Hi-Metal Co., Ltd.**	188,201	3,366,359
Hyundai Mipo Dockyard Co., Ltd.	13,752	2,714,290

		6,080,649

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2010

	Number	Market
	of	Value
	Shares	(Note A)

India — 1.0%
Jubilant Foodworks, Ltd.**	190,743	$2,668,653

Singapore — 1.0%
Goodpack, Ltd.	1,590,000	2,539,837

Thailand — 1.0%
Sino Thai Engineering & Construction Public Co., Ltd. — NVDR	5,672,200	2,521,396

Taiwan — 1.0%
E Ink Holdings, Inc.**	1,217,000	2,466,850

Total FAR EAST		69,538,637

NORTH AMERICA — 12.3%

Canada — 10.7%
Alamos Gold, Inc.	136,868	2,604,388
Bankers Petroleum, Ltd.**	319,070	2,438,833
Canadian Western Bank	133,092	3,796,127
CGI Group, Inc. — A**	295,745	5,115,975
Cineplex, Inc.	110,982	2,501,364
Crew Energy, Inc.**	210,995	4,053,107
Eastern Platinum, Ltd.**	1,420,351	2,528,433
Petrominerales, Ltd.	82,801	2,761,421
Viterra, Inc.**	207,941	1,940,755

		27,740,403

Mexico — 1.6%
Genomma Lab Internacional SAB de CV — B**	1,634,271	3,967,242

Total NORTH AMERICA		31,707,645

SOUTH AMERICA — 5.3%

Brazil — 5.3%
BR Properties SA	215,100	2,353,142
Even Construtora e Incorporadora SA	509,200	2,634,957
Iguatemi Empresa de Shopping Centers SA	53,300	1,332,500
Localiza Rent a Car SA	152,100	2,446,428
OdontoPrev SA	182,300	2,755,366
Totvs SA	20,700	2,107,410

		13,629,803

Total SOUTH AMERICA		13,629,803

Total EQUITY SECURITIES (Cost $202,867,520)		241,806,793

EXCHANGE-TRADED FUNDS — 0.9%

AFRICA — 0.9%

South Africa — 0.9%
NewGold Issuer, Ltd.**	166,264	2,322,017

Total AFRICA		2,322,017

Total EXCHANGE-TRADED FUNDS (Cost $1,993,428)		2,322,017

TOTAL INVESTMENTS (COST $204,860,948)	94.5%	$244,128,810
Other Assets In Excess Of Liabilities	5.5%	14,317,268

Net Assets	100.0%	$258,446,078

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$207,892,229

Gross Appreciation	$40,482,784
Gross Depreciation	(4,246,203)

Net Appreciation	$36,236,581

** Non-income producing security
NVDR — Non-Voting Depository Receipt

Regional Weightings*

Western Europe	49.1%
Asia/Far East Ex-Japan	14.8%
North America	12.3%
Japan	12.1%
South America	5.3%
Africa	0.9%

Top Ten Holdings*

Temenos Group AG	2.7%
DiaSorin SpA	2.3%
Boart Longyear Group	2.3%
Rhodia SA	2.1%
Ferrexpo PLC	2.0%
Makino Milling Machine Co., Ltd.	2.0%
Tognum AG	2.0%
CGI Group, Inc. — A	2.0%
Melrose PLC	2.0%
Dialog Semiconductor PLC	1.8%

*	All percentages are stated as a percent of net assets at December 31, 2010.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2010

Percent of
Industry	Net Assets

Air Freight & Logistics	2.4%
Auto Components	2.9%
Chemicals	3.4%
Commercial Banks	1.5%
Commercial Services & Supplies	1.0%
Communications Equipment	1.5%
Computers & Peripherals	1.5%
Construction & Engineering	4.2%
Containers & Packaging	0.2%
Electrical Equipment	2.0%
Electronic Equipment, Instruments & Components	5.9%
Energy Equipment & Services	1.1%
Food Products	3.3%
Health Care Equipment & Supplies	2.3%
Health Care Providers & Services	2.6%
Health Care Technology	1.5%
Hotels, Restaurants & Leisure	2.3%
Household Durables	1.0%
Internet & Catalog Retail	1.8%
Internet Software & Services	1.4%
IT Services	2.0%
Machinery	13.4%
Media	1.5%
Metals & Mining	4.0%
Oil, Gas & Consumable Fuels	3.6%
Other	1.9%
Pharmaceuticals	1.5%
Professional Services	3.0%
Real Estate Management & Development	1.4%
Road & Rail	1.0%
Semiconductors & Semiconductor Equipment	5.0%
Software	3.9%
Specialty Retail	2.0%
Textiles, Apparel & Luxury Goods	5.0%
Trading Companies & Distributors	1.5%
Other Assets in Excess of Liabilities	5.5%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund — Portfolio Manager Letter

Dear Fellow Shareholders,

The Driehaus Global Growth Fund (“Fund”) returned 19.00% for the year ended December 31, 2010.1 This return was above the performance of the Fund’s primary benchmark index, Morgan Stanley Capital International All Country World Growth Index (“Benchmark”), which returned 15.49% for the year.

As 2010 came to a close, the broader environment for equities was bullish as multiple factors were favorable for both corporate earnings and equity multiples. Over the summer months of 2010, the U.S. economic indicators paused and caused equities to pull back as investors were concerned about a dreaded possible “double dip”. Then, many economic statistics re-accelerated beginning in September and continued to do so through year-end. In the U.S. (and globally), manufacturing data, consumer spending, jobless claims and other factors continued to improve. This served as a tailwind for corporate earnings which overall continue to positively exceed expectations. Despite uncertainties regarding fiscal policy, U.S. monetary policy continues to be supportive of equity prices as the second round of quantitative easing began and served as a further market catalyst. Finally, as bonds sold off and risk appetites increased, funds began to flow from the fixed income markets to the equity markets. In spite of the ongoing concerns over the prospects of the sovereign debt contagion from some European countries, which remained an issue throughout the year, European stock markets closed the year mixed. The key markets of Germany and the U.K. rose solidly, each finishing at 2-year highs. In Asia, despite large investments in companies with exposure to emerging economies, markets traded to end the year mixed. Generally, Asian markets sold down mid-year but recovered to end 2010 in flat to positive territory.

Over the course of 2010, a key contributor to performance versus the Benchmark was the Fund’s selection of holdings in the consumer discretionary and materials sectors. In addition, stock selection in both the United States and Canada positively contributed to the performance of the Fund.

Within the consumer discretionary sector, Las Vegas Sands Corp. (NYSE: LVS) was a holding that contributed to the Fund’s performance in 2010. The company, which develops multi-use integrated resorts worldwide, saw strong results during the year driven by its exposure to the high growth gaming markets in both Macau and Singapore.

Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio in the materials sector. One of the holdings that contributed to the Fund’s performance in 2010 was Silver Wheaton Corp. (SLW CN). The Canadian company purchases and sells by-product silver from operating mines. It has long-term contracts to purchase all or a portion of the silver production from mines in Mexico, Sweden, Peru, Greece, and the United States. Throughout the year the company reported record quarterly and annual production, sales, earnings, and cash flows from operations. In many cases their attributable proven and probable reserves more than doubled, which increases earning potential moving forward.

Certain areas detracted from Fund performance. Two sectors where stock selection negatively affected the performance of the Fund were the energy and financials sectors. Additionally, holdings in Brazil and Greece detracted from Fund performance versus the Benchmark.

Thoratec Corp. (NASDAQ: THOR) was the Fund’s largest detractor from performance. The company develops, manufactures, and markets proprietary medical devices used for circulatory support. Share prices were negatively affected when its competitor, HeartWare International, announced that its five-ounce implantable pump saw positive results in a study. This device, although not yet approved in the U.S., competes with Thoratec Corp.’s HeartMate II device, which is double the weight making it less attractive for consumers than a lighter alternative.

Within Greece, Aegean Marine Petroleum Network Inc. (NYSE: ANW), detracted from Fund performance. The company is an independent physical supplier and marketer of refined marine fuel and lubricants. It procures marine fuel from refineries and oil producers, and resells to a diversified customer base, representing all segments of the shipping industry, including tankers, container ships and dry-bulk carriers, among others. The company’s shares fell throughout the year as the company’s earnings continually came in below consensus expectations and a lack of clarity regarding future taxes, blended gross margin and further growth negatively impacted the stock. Further, the negative sentiment overhanging Greece adversely impacted the stock.

While we remain positive on the near to intermediate outlook for U.S. active growth management, we continue to monitor potential risks including: an acceleration in inflation; sovereign debt and austerity overseas; rising analyst expectations, which have been increasing since September of 2010 (many sentiment indicators are at levels not seen since 2007); and state and municipal debt in the U.S. We continue to monitor the dichotomy of the emerging economies’ general desire to restrain capital inflows, while simultaneously seeking to combat inflation. Typically, central banks seek to control inflation through interest rate hikes; however, we have only seen a very gradual willingness on the part of emerging market central banks to raise interest rates. Inherent in this stance is the view that if they raise interest rates too rapidly, capital inflows will be exacerbated by investors seeking higher interest rates. This would translate into unwelcomed currency appreciation, hampering their competitiveness. Generally, we do have a healthy outlook for growth across much of the emerging world, but we continue to be mindful of the potential for exogenous macro events, particularly in the developed economies. In terms of changes to the Fund, we took the opportunity to reduce our significant underweight in Europe as the Euro came under pressure in November (i.e. we increased exposure). However, we opted to focus on high quality European consumer staples and health care companies as we have ongoing concerns about economic growth in 2011.

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus Global Growth Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities. As we move into the next calendar year, we remain focused on uncovering opportunities consistent with the Driehaus growth investment philosophy and managing the unique risks and opportunities presented by the global equity markets on behalf of our shareholders.

Sincerely,

Daniel M. Rea
Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Driehaus Global Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since May 1, 2008 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

		Since Inception
Average Annual Total Returns as of 12/31/10	1 Year	(05/01/08 - 12/31/10)
Driehaus Global Growth Fund (DRGGX)[1]	19.00%	−3.74%
MSCI AC World Growth Index[2]	15.49%	−1.88%

1 The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International All Country World Growth Index (MSCI AC World Growth Index) is a subset of the MSCI All Country World Index (MSCI ACWI) and includes only the MSCI ACWI stocks which are categorized as growth stocks. The MSCI ACWI is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus Global Growth Fund
Schedule of Investments
December 31, 2010

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 96.0%

NORTH AMERICA — 55.4%

United States — 52.6%
Acme Packet, Inc.**	6,739	$358,245
Acorda Therapeutics, Inc.**	12,718	346,693
Allscripts Healthcare Solutions, Inc.**	18,929	364,762
American Express Co.	11,813	507,014
Apple Inc.**	3,074	991,549
Aruba Networks, Inc.**	19,798	413,382
BE Aerospace, Inc.**	24,523	908,087
Celgene Corp.**	9,779	578,330
Chipotle Mexican Grill, Inc.**	1,100	233,926
Ciena Corp.**	28,941	609,208
Citrix Systems, Inc.**	7,625	521,626
Comerica, Inc.	8,916	376,612
Cree, Inc.**	3,944	259,870
Crocs, Inc.**	19,803	339,027
Deere & Co.	9,442	784,158
Discovery Communications, Inc. — A**	13,000	542,100
DSW, Inc. — A**	7,861	307,365
Edwards Lifesciences Corp.**	10,095	816,080
EMC Corp.**	24,171	553,516
F5 Networks, Inc.**	3,015	392,432
Fifth Third Bancorp	26,770	392,984
Finisar Corp.**	21,511	638,662
Fortinet, Inc.**	11,560	373,966
Freeport-McMoRan Copper & Gold, Inc.	5,021	602,972
General Motors Co.**	10,633	391,932
Goldman Sachs Group, Inc.	4,474	752,348
Google, Inc. — A**	876	520,318
Green Mountain Coffee Roasters, Inc.**	11,863	389,818
Halliburton Co.	11,258	459,664
Illumina, Inc.**	12,475	790,167
IntercontinentalExchange, Inc.**	3,089	368,054
Las Vegas Sands Corp.**	15,490	711,766
MGIC Investment Corp.**	53,173	541,833
Monster Worldwide, Inc.**	17,434	411,965
Nektar Therapeutics**	39,795	511,366
Netflix, Inc.**	2,883	506,543
OmniVision Technologies, Inc.**	12,044	356,623
PACCAR, Inc.	10,620	609,800
priceline.com, Inc.**	2,025	809,089
Riverbed Technology, Inc.**	10,267	361,090
Starwood Hotels & Resorts Worldwide, Inc.	12,322	748,931
Stillwater Mining Co.**	26,685	569,725
Target Corp.	8,427	506,716
Terex Corp.**	17,064	529,667
The Coca-Cola Co.	8,025	527,804
The Hershey Co.	12,974	611,724
Thoratec Corp.**	19,373	548,643
United Therapeutics Corp.**	10,095	638,206
US Airways Group, Inc.**	40,432	404,724
Valassis Communications, Inc.**	19,693	637,069
Whole Foods Market, Inc.	12,256	620,031
WMS Industries, Inc.**	15,218	688,462

		27,736,644

Canada — 2.8%
Pacific Rubiales Energy Corp.	29,142	989,181
SEMAFO, Inc.**	23,690	256,127
Silver Wheaton Corp.**	6,242	244,708

		1,490,016

Total NORTH AMERICA		29,226,660

EUROPE — 19.1%

Russia — 4.1%
Mechel — SP ADR	14,295	417,843
Mobile TeleSystems — SP ADR	25,230	526,550
Sberbank RF	152,864	520,808
Uralkali — SP GDR	18,769	689,198

		2,154,399

United Kingdom — 3.9%
Diageo PLC	28,140	519,892
Johnson Matthey PLC	16,486	523,830
Lloyds Banking Group PLC**	403,040	412,843
Rockhopper Exploration PLC**	105,650	605,338

		2,061,903

France — 2.7%
Sodexo	7,920	545,795
Technip SA	5,704	526,701
Vallourec SA	3,225	338,734

		1,411,230

Ireland — 1.9%
ICON PLC — SP ADR**	16,832	368,621
Shire PLC	26,602	639,957

		1,008,578

Germany — 1.8%
Infineon Technologies AG**	43,494	404,699
SGL Carbon SE**	14,612	527,499

		932,198

Switzerland — 1.3%
Xstrata PLC	30,000	704,163

Norway — 1.0%
Telenor ASA	33,502	544,295

Netherlands — 1.0%
Chicago Bridge & Iron Co. NV**	16,424	540,350

Denmark — 0.8%
Novo Nordisk AS — B	3,530	398,055

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund
Schedule of Investments
December 31, 2010

	Number	Market
	of	Value
	Shares	(Note A)

Turkey — 0.6%
Turkiye Is Bankasi — C	93,660	$333,633

Total EUROPE		10,088,804

FAR EAST — 13.0%

China — 7.5%
China Coal Energy Co., Ltd. — H	339,478	530,216
China Lilang, Ltd.	365,950	564,970
Ctrip.com International, Ltd. — ADR**	11,540	466,793
Focus Media Holding, Ltd. — ADR**	22,288	488,776
Lenovo Group, Ltd.	877,776	562,387
Ping An Insurance Group Company of China, Ltd. — H	50,376	563,204
Trina Solar, Ltd. — SP ADR**	16,499	386,407
Xueda Education Group — SP ADR**	37,141	418,579

		3,981,332

Japan — 3.1%
FANUC Corp.	3,800	583,643
Komatsu, Ltd.	13,100	396,437
Sony Corp.	14,763	532,224
Sumco Corp.**	6,950	99,298

		1,611,602

India — 1.2%
ICICI Bank, Ltd. — SP ADR	12,045	609,959

South Korea — 0.7%
Samsung Electro-Mechanics Co., Ltd.	3,452	377,168

Singapore — 0.5%
Genting Singapore PLC**	164,221	280,238

Total FAR EAST		6,860,299

SOUTH AMERICA — 7.8%

Brazil — 5.8%
Fibria Celulose SA — SP ADR**	27,774	444,384
Hypermarcas SA**	40,328	544,185
Itau Unibanco Holding SA — PREF ADR	22,692	544,835
OGX Petroleo e Gas Participacoes SA**	64,559	764,596
Vale SA — SP ADR	21,317	736,929

		3,034,929

Colombia — 1.2%
Ecopetrol SA — SP ADR	14,919	650,767

Argentina — 0.8%
MercadoLibre, Inc.**	6,104	406,832

Total SOUTH AMERICA		4,092,528

AFRICA — 0.7%

South Africa — 0.7%
Randgold Resources, Ltd. — ADR	4,307	354,595

Total AFRICA		354,595

Total EQUITY SECURITIES (Cost $38,998,755)		50,622,886

TOTAL INVESTMENTS (COST $38,998,755)	96.0%	$50,622,886
Other Assets In Excess Of Liabilities	4.0%	2,095,818

Net Assets	100.0%	$52,718,704

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$39,957,197

Gross Appreciation	$12,140,232
Gross Depreciation	(1,474,543)

Net Appreciation	$10,665,689

** Non-income producing security
ADR — American Depository Receipt
PREF ADR — Preferred American Depository Receipt
SP ADR — Sponsored American Depository Receipt
SP GDR — Sponsored Global Depository Receipt

Regional Weightings*

North America	55.4%
Western Europe	14.4%
Asia/Far East Ex-Japan	9.9%
South America	7.8%
Eastern Europe	4.7%
Japan	3.1%
Africa	0.7%

Top Ten Holdings*

Apple Inc.	1.9%
Pacific Rubiales Energy Corp.	1.9%
BE Aerospace, Inc.	1.7%
Edwards Lifesciences Corp.	1.5%
priceline.com, Inc.	1.5%
Illumina, Inc.	1.5%
Deere & Co.	1.5%
OGX Petroleo e Gas Participacoes SA	1.5%
Goldman Sachs Group, Inc.	1.4%
Starwood Hotels & Resorts Worldwide, Inc.	1.4%

*	All percentages are stated as a percent of net assets at December 31, 2010.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund
Schedule of Investments
December 31, 2010

Percent of
Industry	Net Assets

Aerospace & Defense	1.7%
Airlines	0.8%
Automobiles	0.7%
Beverages	2.0%
Biotechnology	3.0%
Capital Markets	1.4%
Chemicals	2.3%
Commercial Banks	6.0%
Communications Equipment	5.3%
Computers & Peripherals	4.0%
Construction & Engineering	1.0%
Consumer Finance	1.0%
Diversified Consumer Services	0.8%
Diversified Financial Services	0.7%
Diversified Telecommunication Services	1.0%
Electrical Equipment	1.0%
Electronic Equipment, Instruments & Components	0.7%
Energy Equipment & Services	1.9%
Food & Staples Retailing	1.2%
Food Products	1.9%
Health Care Equipment & Supplies	2.6%
Health Care Technology	0.7%
Hotels, Restaurants & Leisure	7.0%
Household Durables	1.0%
Insurance	1.1%
Internet & Catalog Retail	2.5%
Internet Software & Services	2.5%
Life Sciences Tools & Services	2.2%
Machinery	6.1%
Media	3.2%
Metals & Mining	7.4%
Multiline Retail	1.0%
Oil, Gas & Consumable Fuels	6.7%
Paper & Forest Products	0.8%
Personal Products	1.0%
Pharmaceuticals	2.9%
Semiconductors & Semiconductor Equipment	2.9%
Software	1.7%
Specialty Retail	0.6%
Textiles, Apparel & Luxury Goods	1.7%
Thrifts & Mortgage Finance	1.0%
Wireless Telecommunication Services	1.0%
Other Assets in Excess of Liabilities	4.0%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mid Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Mid Cap Growth Fund (“Fund”) returned 26.59% for the year ended December 31, 2010.1 This return was slightly above the performance of the Fund’s benchmark index, the Russell Midcap Growth Index (the “Benchmark”), which gained 26.39% for the same period.

As a whole, 2010 was a strong year for the U.S. equity markets. However, there were many macro related events that caused fluctuation throughout the calendar year. While Europe’s sovereign debt issues were present at the beginning of 2010, the first four months were relatively quiet from a macro standpoint. However, in May, Greece was placed under considerable pressure by the credit markets and signs coming from China were for further tightening. At this point we reduced some risk (beta) in mid cap by lowering our energy and industrials weight while increasing our health care weight. Throughout most of the summer there was concern in the U.S. of a potential “double dip.” In late August and early September, the market outlook in the U.S. improved greatly. At this time U.S. Federal Reserve Board Chairman Ben Bernanke signaled Quantitative Easing 2 (“QE2”) and U.S. economic figures began to come out ahead of consensus estimates, which reduced “double dip” worries. It was also at this point that the markets had faced a correction and consolidation over the previous four months, which set up a strong finish to the year. During the rest of the year, economic figures continued to come in ahead of expectations, earnings reports remained strong, and in early November we had a shift in power in Congress and official announcement of QE2, which lent further support to the U.S. equity market. Finally, in December, Congress extended and expanded the Bush-era tax cuts, providing further tailwinds to the outlook for U.S. equity markets.

The top performing sectors in the Benchmark during 2010 were consumer discretionary, where we had an overweight, and information technology, where we were slightly underweight. The bottom performing sectors in the Benchmark were utilities, where we had an underweight, and telecommunication services, where we had an overweight.

Over the course of 2010, a key contributor to performance was the Fund’s selection of holdings in the information technology and energy sectors versus the Benchmark. During the year the Fund’s exposure to the materials and information technology sectors decreased; however, exposure to the energy and health care sectors increased, and both remained an overweight position throughout much of the year versus the Benchmark.

Within the information technology sector, Rovi Corp. (NASDAQ: ROVI), was an example of a holding that contributed to performance in 2010. Rovi Corp., formerly Macrovision Solutions Corporation, provides a set of solutions that are embedded in its customers’ products and services and used by consumers. The company’s offerings include interactive program guides (IPGs); embedded licensing technologies (such as recommendations and search capability), standards based media connectivity middleware, media recognition technologies, licensing of its database of descriptive information about television, movie, music, books, and game content, and content protection technologies and services. During the year, the company posted better-than-expected results driven by better-than-expected revenue due to the ongoing digitalization from analog devices and new international IPG wins. Further, management reaffirmed the 2010 revenue outlook and slightly raised their earnings per share outlook.

Additionally, within the consumer discretionary sector, Deckers Outdoor Corp. (NASDAQ: DECK) was a holding that contributed to the Fund’s performance in 2010. The company engages in the design, production, marketing, and brand management of footwear and accessories for outdoor activities and everyday casual lifestyle use. The company has experienced profitability and momentum from their UGG Australia brand which has launched new retail venues; 2010 was UGG’s 13th consecutive year of double- digit sales growth. UGG announced that it will partner with Tom Brady to launch its first men’s marketing initiative in 2011, its highest profile marketing initiative. The company looks to further broaden the brand beyond the core women’s product line. The accelerating footwear and boot business in the current season is likely to create further upward bias to the company’s annual results.

Despite the positive returns within the U.S. market, not all holdings contributed positively to performance. Two sectors where allocation and stock selection detracted from Fund performance were the industrials and health care sectors.

Thoratec Corp. (NASDAQ: THOR) was the Fund’s largest detractor from performance. The company develops, manufactures, and markets proprietary medical devices used for circulatory support. Share prices were negatively affected when its competitor, HeartWare International, announced that its five-ounce implantable pump saw positive results in a study. This device, although not yet approved in the U.S., competes with Thoratec Corp.’s HeartMate II device, which is double the weight making it less attractive for consumers than a lighter alternative.

Within the industrials sector, Hertz Global Holdings, Inc. (NYSE: HTZ), also detracted from the performance of the Fund in 2010. Hertz Global Holdings, Inc. is a general use car rental brand and is engaged in equipment rental businesses in the United States and Canada. The company and its independent licensees and associates accept reservations for car rentals at approximately 8,100 locations in approximately 145 countries. During the year, the company announced the acquisition of Dollar Thrifty Automotive Group, Inc. The stock underperformed due to fears of a double dip recession as the company’s revenue is tied to global business travel trends.

As we enter 2011, we maintain a constructive view on the U.S. equity markets due to fiscal and monetary accommodation, along with a continued gradual economic improvement. With the increased visibility and stability in markets we could see lowered correlations, which stand to benefit active management in general, and also increased flows toward equities as investors seek higher returns. There remain both near-term and intermediate term risks, which we continue to monitor. In the near term elevated sentiment and expectations could create some near-term pull backs in the market. Intermediate concerns for markets are increases in inflation, austerity and sovereign risk spreading to the U.S., and over tightening in emerging markets.

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus Mid Cap Growth Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

Dan Wasiolek	Michael Schmidt
Portfolio Manager	Assistant Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Driehaus Mid Cap Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since January 1, 1999, with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only		Including Predecessor Limited Partnership
Average Annual Total Returns		Since Inception				Since Inception
as of 12/31/10	1 Year	(04/27/09 - 12/31/10)	3 Years	5 Years	10 Years	(01/01/99 - 12/31/10)
Driehaus Mid Cap Growth Fund (DRMGX)[1]	26.59%	33.02%	−10.00%	6.27%	0.55%	8.81%
Russell Midcap Growth Index[2]	26.39%	37.18%	0.97%	4.88%	3.12%	5.09%

[1]	The Driehaus Mid Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Institutional Mid Cap, L.P. (the “Predecessor Limited Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on July 1, 1986, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets together with the assets of the Driehaus Mid Cap Investors, L.P. on April 27, 2009. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Source: Russell Indices

Driehaus Mid Cap Growth Fund
Schedule of Investments
December 31, 2010

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 78.6%

CONSUMER DISCRETIONARY — 19.1%

Specialty Retail — 4.1%
Advance Auto Parts, Inc.	5,735	$379,370
Dick’s Sporting Goods, Inc.**	4,080	153,000
DSW, Inc. — A**	9,042	353,542

		885,912

Textiles, Apparel & Luxury Goods — 3.4%
Deckers Outdoor Corp.**	4,515	360,026
Lululemon Athletica, Inc.**	4,835	330,811
Vera Bradley, Inc.**	1,070	35,310

		726,147

Hotels, Restaurants & Leisure — 2.4%
Panera Bread Co. — A**	2,860	289,461
Wynn Resorts, Ltd.	2,145	222,737

		512,198

Internet & Catalog Retail — 2.3%
priceline.com, Inc.**	1,273	508,627

Auto Components — 1.9%
Tenneco, Inc.**	9,985	410,983

Media — 1.9%
Focus Media Holding, Ltd. — ADR**	18,415	403,841

Multiline Retail — 1.6%
Dollar Tree, Inc.**	6,085	341,247

Leisure Equipment & Products — 0.9%
Polaris Industries, Inc.	2,616	204,100

Household Durables — 0.6%
Harman International Industries, Inc.**	2,679	124,038

Total CONSUMER DISCRETIONARY		4,117,093

INFORMATION TECHNOLOGY — 17.9%

Software — 7.7%
Check Point Software Technologies, Ltd.**	6,978	322,802
Fortinet, Inc.**	4,843	156,671
Informatica Corp.**	5,331	234,724
RealPage, Inc.**	5,302	163,991
Rovi Corp.**	10,999	682,048
Solera Holdings, Inc.	1,788	91,760

		1,651,996

Semiconductors & Semiconductor Equipment — 4.3%
Atmel Corp.**	19,502	240,265
Cavium Networks, Inc.**	2,111	79,542
Cree, Inc.**	1,337	88,095
Cypress Semiconductor Corp.**	17,109	317,885
OmniVision Technologies, Inc.**	7,176	212,481

		938,268

Communications Equipment — 3.4%
F5 Networks, Inc.**	3,534	459,985
Finisar Corp.**	3,675	109,111
Riverbed Technology, Inc.**	4,601	161,817

		730,913

IT Services — 1.7%
VeriFone Systems, Inc.**	9,428	363,544

Internet Software & Services — 0.8%
Monster Worldwide, Inc.**	7,483	176,823

Total INFORMATION TECHNOLOGY		3,861,544

HEALTH CARE — 13.1%

Health Care Equipment & Supplies — 4.5%
Edwards Lifesciences Corp.**	4,350	351,654
HeartWare International, Inc.**	787	68,918
Hill-Rom Holdings, Inc.	3,689	145,236
NxStage Medical, Inc.**	3,688	91,757
ResMed, Inc.**	1,476	51,129
Thoratec Corp.**	6,181	175,046
Varian Medical Systems, Inc.**	1,155	80,018

		963,758

Biotechnology — 3.2%
Alexion Pharmaceuticals, Inc.**	4,908	395,339
Incyte Corp.**	5,276	87,371
United Therapeutics Corp.**	3,448	217,983

		700,693

Health Care Technology — 1.7%
Allscripts Healthcare Solutions, Inc.**	10,988	211,739
SXC Health Solutions Corp.**	3,696	158,411

		370,150

Pharmaceuticals — 1.6%
ViroParma, Inc.**	19,620	339,818

Health Care Providers & Services — 1.1%
HMS Holdings Corp.**	3,760	243,535

Life Sciences Tools & Services — 1.0%
Illumina, Inc.**	3,339	211,492

Total HEALTH CARE		2,829,446

ENERGY — 8.7%

Oil, Gas & Consumable Fuels — 6.7%
Brigham Exploration Co.**	15,429	420,286
Concho Resources, Inc.**	2,222	194,803
Oasis Petroleum, Inc.**	13,632	369,700
Rosetta Resources, Inc.**	12,318	463,650

		1,448,439

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mid Cap Growth Fund
Schedule of Investments
December 31, 2010

	Number	Market
	of	Value
	Shares	(Note A)

Energy Equipment & Services — 2.0%
CARBO Ceramics, Inc.	1,267	$131,185
Complete Production Services, Inc.**	6,230	184,097
McDermott International, Inc.**	5,821	120,436

		435,718

Total ENERGY		1,884,157

INDUSTRIALS — 8.7%

Machinery — 3.4%
AGCO Corp.**	7,382	373,972
Joy Global, Inc.	2,635	228,586
Kennametal, Inc.	3,228	127,377

		729,935

Aerospace & Defense — 2.8%
BE Aerospace, Inc.**	9,736	360,524
Triumph Group, Inc.	2,824	252,494

		613,018

Road & Rail — 1.4%
Genesee & Wyoming, Inc. — A**	3,932	208,199
Ryder System, Inc.	1,687	88,804

		297,003

Airlines — 0.7%
United Continental Holdings, Inc.**	6,030	143,635

Electrical Equipment — 0.4%
Polypore International, Inc.**	2,432	99,055

Total INDUSTRIALS		1,882,646

MATERIALS — 4.3%

Metals & Mining — 2.5%
Allied Nevada Gold Corp.**	9,160	241,000
Stillwater Mining Co.**	14,212	303,426

		544,426

Chemicals — 1.8%
CF Industries Holdings, Inc.	1,736	234,620
Solutia, Inc.**	6,323	145,935

		380,555

Total MATERIALS		924,981

CONSUMER STAPLES — 4.0%

Food & Staples Retailing — 1.3%
Whole Foods Market, Inc.	5,282	267,216

Beverages — 1.2%
Hansen Natural Corp.**	4,893	255,806

Food Products — 1.1%
Green Mountain Coffee Roasters, Inc.**	7,226	237,446

Personal Products — 0.4%
Nu Skin Enterprises, Inc. — A	3,050	92,293

Total CONSUMER STAPLES		852,761

TELECOMMUNICATION SERVICES — 1.7%

Wireless Telecommunication Services — 1.7%
Crown Castle International Corp.**	6,598	289,190
NII Holdings, Inc.**	1,845	82,398

		371,588

Total TELECOMMUNICATION SERVICES		371,588

FINANCIALS — 1.1%

Capital Markets — 0.6%
T. Rowe Price Group, Inc.	1,818	117,334

Commercial Banks — 0.5%
Comerica, Inc.	2,673	112,908

Total FINANCIALS		230,242

Total EQUITY SECURITIES (Cost $12,474,356)		16,954,458

TOTAL INVESTMENTS (COST $12,474,356)	78.6%	$16,954,458
Other Assets In Excess Of Liabilities	21.4%	4,618,147

Net Assets	100.0%	$21,572,605

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$12,495,946

Gross Appreciation	$4,546,104
Gross Depreciation	(87,592)

Net Appreciation	$4,458,512

** Non-income producing security
ADR — American Depository Receipt

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mid Cap Growth Fund
Schedule of Investments
December 31, 2010

Top Ten Holdings*

Rovi Corp.	3.2%
priceline.com, Inc.	2.4%
Rosetta Resources, Inc.	2.1%
F5 Networks, Inc.	2.1%
Brigham Exploration Co.	1.9%
Tenneco, Inc.	1.9%
Focus Media Holding, Ltd. — ADR	1.9%
Alexion Pharmaceuticals, Inc.	1.8%
Advance Auto Parts, Inc.	1.8%
AGCO Corp.	1.7%

*	All percentages are stated as a percent of net assets at December 31, 2010.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Large Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Large Cap Growth Fund (“Fund”) returned 21.36% for the year ended December 31, 2010.1 This return was above the performance of the Fund’s benchmark index, the Russell 1000 Growth Index (the “Benchmark”), which gained 16.72% for the same period.

As a whole, 2010 was a strong year for the U.S. equity markets. However, there were many macro related events that caused fluctuation throughout the calendar year. While Europe’s sovereign debt issues were present at the beginning of 2010, the first four months were relatively quiet from a macro standpoint. However, in May, Greece was placed under considerable pressure by the credit markets and signs coming from China were for further tightening. At this point we reduced risk (beta) in large cap by lowering our energy and materials weight. Throughout most of the summer there was concern in the U.S. of a potential “double dip.” In late August and early September, the market outlook in the U.S. improved greatly. At this time U.S. Federal Reserve Board Chairman Ben Bernanke signaled Quantitative Easing 2 (“QE2”) and U.S. economic figures began to come out ahead of consensus estimates, which reduced “double dip” worries. It was also at this point that the markets had faced a correction and consolidation over the previous four months, which set up a strong finish to the year. It was at this time that we added risk (beta) back to the large cap portfolio by increasing weightings in energy and materials and lowering our staples and health care weightings. During the rest of the year, economic figures continued to come in ahead of expectations, earnings reports remained strong, and in early November we had a shift in power in Congress and official announcement of QE2, which lent further support to the U.S. equity market. Finally, in December, Congress extended and expanded the Bush-era tax cuts, providing further tailwinds to the outlook for U.S. equity markets.

The top performing sectors in the Russell 1000 Growth Index during 2010 were consumer discretionary, where we had a large overweight, and industrials, where we had an underweight. Due to stock selection, the Fund outperformed the Benchmark in both sectors. The bottom performing sectors in the Russell 1000 Growth Index were utilities and health care.

Over the course of 2010, a key contributor to performance was the Fund’s selection of holdings in the information technology and consumer discretionary sectors versus the Benchmark.

Within the information technology sector, Apple Inc. (NASDAQ: AAPL), was an example of a holding that contributed to performance in 2010. Apple Inc. designs, manufactures and markets a range of personal computers, mobile communication and media devices and portable digital music players, and sells a range of related software, services, peripherals, networking solutions, and third-party digital content and applications. During the year, the company reported better-than-expected iPad and iPhone sales. We continue to see further upside to consensus estimates driven by both the iPad and iPhone products.

Additionally, within the consumer discretionary sector, Las Vegas Sands Corp. (NYSE: LVS) was a holding that contributed to the Fund’s performance in 2010. The company, which develops multi-use integrated resorts worldwide, saw strong results during the year driven by its exposure to the high growth gaming markets in both Macau and Singapore.

Despite the positive returns within the U.S. market, not all holdings contributed positively to performance. Two sectors where allocation and stock selection detracted from Fund performance compared to the Benchmark were the energy and materials sectors.

Anadarko Petroleum Corp. (NYSE: APC) was one of the Fund’s largest detractors from performance. The company engages in the exploration and production of oil and gas properties primarily in the United States, the deep waters of the Gulf of Mexico, and Algeria. The Gulf oil spill affected the stock as the company has an interest share in the well. Many oil companies’ stock prices suffered due to the increased regulatory scrutiny resulting from the incident.

Within the materials sector, Alcoa Inc. (NYSE: AA), also detracted from the performance of the Fund in 2010. The company is engaged in the production and management of primary aluminum, fabricated aluminum, and alumina combined. Its products are used worldwide in aircraft, automobiles, commercial transportation, packaging, building and construction, oil and gas, defense, and industrial applications. The company struggled at the beginning of the year due to rising cash costs of production for alumina/aluminum as their prices have been affected by increased energy costs, which represent a significant percentage of the production costs.

As we enter 2011, we maintain a constructive view on the U.S. equity markets due to fiscal and monetary accommodation, along with a continued gradual economic improvement. With the increased visibility and stability in markets we could see lowered correlations, which stand to benefit active management in general, and also increased flows toward equities as investors seek higher returns. There remain both near-term and intermediate term risks, which we continue to monitor. In the near term elevated sentiment and expectations could create some near-term pull backs in the market. Intermediate concerns for markets are increases in inflation, austerity and sovereign risk spreading to the U.S., and over tightening in emerging markets.

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus Large Cap Growth Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

Dan Wasiolek	Michael Schmidt
Portfolio Manager	Assistant Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Driehaus Large Cap Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since January 1, 2008 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only		Including Predecessor Limited Partnership
Average Annual Total Returns		Since Inception		Since Inception
as of 12/31/10	1 Year	(04/27/09 - 12/31/10)	3 Years	(01/01/08 - 12/31/10)
Driehaus Large Cap Growth Fund (DRLGX)[1]	21.36%	26.97%	−5.44%	−5.44%
Russell 1000 Growth Index[2]	16.72%	29.46%	−0.47%	−0.47%

[1]	The Driehaus Large Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Large Cap Growth Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on January 1, 2008, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets on April 27, 2009. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Source: Russell Indices

Driehaus Large Cap Growth Fund
Schedule of Investments
December 31, 2010

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 92.8%

INFORMATION TECHNOLOGY — 27.9%

Software — 11.2%
Check Point Software Technologies, Ltd.**	11,988	$554,565
Citrix Systems, Inc.**	6,586	450,548
Oracle Corp.	19,599	613,449
Rovi Corp.**	12,245	759,312

		2,377,874

Computers & Peripherals — 6.9%
Apple Inc.**	3,581	1,155,087
EMC Corp.**	12,951	296,578

		1,451,665

Communications Equipment — 4.9%
Cisco Systems, Inc.**	18,009	364,322
F5 Networks, Inc.**	3,349	435,906
Juniper Networks, Inc.**	6,361	234,848

		1,035,076

Internet Software & Services — 3.0%
Baidu, Inc. — SP ADR**	1,026	99,040
Google, Inc. — A**	912	541,701

		640,741

Semiconductors & Semiconductor Equipment — 1.2%
ARM Holdings PLC — SP ADR	2,872	59,594
Broadcom Corp. — A	4,434	193,101

		252,695

IT Services — 0.7%
Cognizant Technology Solutions Corp. — A**	2,041	149,585

Total INFORMATION TECHNOLOGY		5,907,636

CONSUMER DISCRETIONARY — 27.0%

Hotels, Restaurants & Leisure — 7.9%
Las Vegas Sands Corp.**	19,270	885,456
McDonald’s Corp.	6,594	506,155
Starbucks Corp.	2,868	92,149
Yum! Brands, Inc.	3,845	188,597

		1,672,357

Internet & Catalog Retail — 6.0%
Amazon.com, Inc.**	3,471	624,780
Netflix, Inc.**	365	64,130
priceline.com, Inc.**	1,423	568,560

		1,257,470

Multiline Retail — 4.7%
Dollar General Corp.**	16,311	500,258
Target Corp.	8,306	499,440

		999,698

Automobiles — 3.0%
Ford Motor Co.**	37,905	636,425

Textiles, Apparel & Luxury Goods — 2.9%
NIKE, Inc. — B	7,079	604,688

Media — 1.6%
Discovery Communications, Inc. — A**	8,130	339,021

Specialty Retail — 0.9%
AutoZone, Inc.**	726	197,900

Total CONSUMER DISCRETIONARY		5,707,559

INDUSTRIALS — 9.6%

Machinery — 8.6%
Caterpillar, Inc.	5,271	493,682
Cummins, Inc.	4,773	525,078
Deere & Co.	5,639	468,319
PACCAR, Inc.	5,563	319,427

		1,806,506

Aerospace & Defense — 1.0%
BE Aerospace, Inc.**	5,836	216,107

Total INDUSTRIALS		2,022,613

ENERGY — 9.2%

Energy Equipment & Services — 6.4%
Cameron International Corp.**	8,143	413,094
Halliburton Co.	4,557	186,062
Seadrill, Ltd.	8,702	295,172
Weatherford International, Ltd.**	19,980	455,544

		1,349,872

Oil, Gas & Consumable Fuels — 2.8%
Pioneer Natural Resources Co.	4,313	374,455
Whiting Petroleum Corp.**	1,833	214,809

		589,264

Total ENERGY		1,939,136

HEALTH CARE — 8.7%

Biotechnology — 1.9%
Alexion Pharmaceuticals, Inc.**	2,709	218,210
Celgene Corp.**	3,119	184,458

		402,668

Pharmaceuticals — 1.8%
Hospira, Inc.**	1,513	84,259
Shire PLC — ADR	4,247	307,398

		391,657

Health Care Equipment & Supplies — 1.8%
Edwards Lifesciences Corp.**	2,228	180,112
ResMed, Inc.**	5,706	197,656

		377,768

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Large Cap Growth Fund
Schedule of Investments
December 31, 2010

	Number	Market
	of	Value
	Shares	(Note A)

Health Care Providers & Services — 1.6%
Express Scripts, Inc.**	6,375	$344,569

Health Care Technology — 1.6%
Cerner Corp.**	3,543	335,664

Total HEALTH CARE		1,852,326

MATERIALS — 3.5%

Metals & Mining — 1.9%
Freeport-McMoRan Copper & Gold, Inc.	1,473	176,893
Goldcorp, Inc.	5,033	231,417

		408,310

Chemicals — 1.6%
Potash Corp. of Saskatchewan, Inc.	2,167	335,517

Total MATERIALS		743,827

TELECOMMUNICATION SERVICES — 3.0%

Wireless Telecommunication Services — 3.0%
American Tower Corp. — A**	12,226	631,351

Total TELECOMMUNICATION SERVICES		631,351

CONSUMER STAPLES — 2.3%

Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	6,813	491,967

Total CONSUMER STAPLES		491,967

FINANCIALS — 1.6%

Commercial Banks — 0.9%
Fifth Third Bancorp	13,608	199,765

Capital Markets — 0.7%
T. Rowe Price Group, Inc.	2,198	141,859

Total FINANCIALS		341,624

Total EQUITY SECURITIES (Cost $15,022,314)		19,638,039

TOTAL INVESTMENTS (COST $15,022,314)	92.8%	$19,638,039
Other Assets In Excess Of Liabilities	7.2%	1,530,859

Net Assets	100.0%	$21,168,898

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$15,120,155

Gross Appreciation	$4,688,972
Gross Depreciation	(171,088)

Net Appreciation	$4,517,884

** Non-income producing security
ADR — American Depository Receipt
SP ADR — Sponsored American Depository Receipt

Top Ten Holdings*

Apple Inc.	5.5%
Las Vegas Sands Corp.	4.2%
Rovi Corp.	3.6%
Ford Motor Co.	3.0%
American Tower Corp. — A	3.0%
Amazon.com, Inc.	3.0%
Oracle Corp.	2.9%
NIKE, Inc. — B	2.9%
priceline.com, Inc.	2.7%
Check Point Software Technologies, Ltd.	2.6%

*	All percentages are stated as a percent of net assets at December 31, 2010.

Notes to Financial Statements are an integral part of this Schedule.

Statements of Assets and Liabilities
December 31, 2010

	Driehaus	Driehaus
	International	Emerging
	Discovery	Markets Growth
	Fund	Fund

ASSETS:
Investments, at cost	$250,546,177	$700,893,868

Investments, at market value	$333,471,054	$790,193,380
Foreign currency*	3,338,698	25,548,242
Cash	—	23,397,695
Receivables:
Dividends	211,809	284,580
Interest	46	174
Investment securities sold	7,029,607	32,822,907
Fund shares sold	18,947	2,380,939
Net unrealized appreciation on unsettled foreign currency forward contracts from transaction hedges	—	—
Prepaid expenses	15,390	33,385

TOTAL ASSETS	344,085,551	874,661,302

LIABILITIES:
Payables:
Due to custodian	1,285,467	—
Investment securities purchased	2,653,608	38,388,207
Fund shares redeemed	725,482	696,150
Net unrealized depreciation on unsettled foreign currency forward contracts from transaction hedges	43,029	16,908
Due to affiliates	435,031	1,023,266
Foreign taxes	—	14,447
Audit and tax fees	22,400	22,400
Accrued expenses	80,769	189,226

TOTAL LIABILITIES	5,245,786	40,350,604

NET ASSETS	$338,839,765	$834,310,698

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	11,192,624	25,907,534

NET ASSET VALUE	$30.27	$32.20

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2010:
Paid-in capital	$548,290,440	$706,129,683
Accumulated net investment income (loss)	(5,520,759)	(4,238,683)
Accumulated net realized gain (loss)	(286,957,907)	42,268,455
Unrealized net foreign exchange gain (loss)	103,114	851,731
Unrealized net appreciation (depreciation) on investments	82,924,877	89,299,512

NET ASSETS	$338,839,765	$834,310,698

*	The cost of foreign currency was $3,224,403, $24,620,962, $9,607,191, $1,445,718, $0 and $0, respectively.

Notes to Financial Statements are an integral part of these Statements.

Statements of Assets and Liabilities
December 31, 2010

Driehaus	Driehaus	Driehaus	Driehaus
International	Global	Mid Cap	Large Cap
Small Cap	Growth	Growth	Growth
Growth Fund	Fund	Fund	Fund

$204,860,948	$38,998,755	$12,474,356	$15,022,314

$244,128,810	$50,622,886	$16,954,458	$19,638,039
9,945,942	1,531,069	—	—
5,679,522	—	4,750,079	1,621,491

203,635	11,226	344	2,110
78	—	48	86
2,907,423	1,679,049	43,240	53,843
562,251	—	25,000	—

13,322	—	—	—
10,118	7,980	10,091	10,106

263,451,101	53,852,210	21,783,260	21,325,675

—	393,772	—	—
4,520,784	621,486	172,156	114,955
84,286	—	616	140

—	6,596	—	—
317,343	63,776	3,454	6,255
—	825	—	—
22,400	22,400	19,200	19,200
60,210	24,651	15,229	16,227

5,005,023	1,133,506	210,655	156,777

$258,446,078	$52,718,704	$21,572,605	$21,168,898

26,754,918	5,851,320	1,575,718	1,534,982

$9.66	$9.01	$13.69	$13.79

$237,481,618	$39,807,084	$16,474,077	$16,113,501
(890,575)	(518,937)	—	—
(17,762,595)	1,720,997	618,426	439,672
349,768	85,429	—	—
39,267,862	11,624,131	4,480,102	4,615,725

$258,446,078	$52,718,704	$21,572,605	$21,168,898

Notes to Financial Statements are an integral part of these Statements.

Statements of Operations
For the year ended December 31, 2010

	Driehaus	Driehaus
	International	Emerging
	Discovery	Markets Growth
	Fund	Fund

INVESTMENT INCOME (LOSS):
Income:
Dividends*	$3,120,514	$9,463,795
Interest	1,578	9,643

Total income	3,122,092	9,473,438

Expenses:
Investment advisory fee	5,058,686	9,590,271
Administration fee	289,728	440,819
Professional fees	80,712	137,563
Audit and tax fees	67,974	78,466
Federal and state registration fees	16,057	75,480
Custodian fees	47,892	186,948
Transfer agent fees	91,618	127,177
Trustees’ fees	19,362	28,698
Chief compliance officer fees	9,063	9,063
Reports to shareholders	33,625	69,919
Miscellaneous	39,007	47,672

Total expenses	5,753,724	10,792,076

Investment advisory fees recaptured (waived)	—	—
Transfer agent fees waived	—	—
Fees paid indirectly	(18,260)	(379,425)

Net expenses	5,735,464	10,412,651

Net investment income (loss)	(2,613,372)	(939,213)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from security transactions	50,710,985	161,804,595
Net realized foreign exchange gain (loss)**	(226,233)	(2,126,752)
Net change in unrealized foreign exchange gain (loss)	105,509	812,157
Net change in unrealized appreciation (depreciation) on investments	(6,308,110)	(15,487,396)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	44,282,151	145,002,604

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,668,779	$144,063,391

*	Dividends are net of $371,370, $849,016, $108,448, $23,202, $0 and $688 non-reclaimable foreign taxes withheld, respectively.

**	Net realized foreign exchange gain (loss) is net of $120,883, $1,080,720, $155,324, $18,040, $0 and $0 of Brazilian foreign transaction tax, respectively.

Notes to Financial Statements are an integral part of these Statements.

Statements of Operations
For the year ended December 31, 2010

Driehaus	Driehaus	Driehaus	Driehaus
International	Global	Mid Cap	Large Cap
Small Cap	Growth	Growth	Growth
Growth Fund	Fund	Fund	Fund

$2,017,540	$313,022	$52,517	$99,036
1,783	—	1,356	1,431

2,019,323	313,022	53,873	100,467

3,156,041	624,349	150,988	144,180
213,498	88,420	50,121	50,334
55,381	24,534	16,489	16,620
54,269	50,475	40,100	40,100
19,704	15,965	20,340	20,561
53,562	9,081	5,946	6,064
52,708	38,678	38,510	37,947
17,146	13,043	11,870	11,874
9,063	9,063	9,063	9,063
19,211	12,262	11,127	11,133
30,077	18,699	17,751	17,764

3,680,660	904,569	372,305	365,640

—	97,994	(90,076)	(67,291)
—	(3,000)	(18,000)	(18,000)
(52,349)	(605)	—	—

3,628,311	998,958	264,229	280,349

(1,608,988)	(685,936)	(210,356)	(179,882)

52,324,576	6,468,635	2,231,602	1,834,936
(305,960)	(7,441)	—	—
326,476	80,490	—	—

3,677,913	2,452,231	1,530,998	1,720,320

56,023,005	8,993,915	3,762,600	3,555,256

$54,414,017	$8,307,979	$3,552,244	$3,375,374

Notes to Financial Statements are an integral part of these Statements.

Statements of Changes in Net Assets

	Driehaus International		Driehaus Emerging Markets
	Discovery Fund		Growth Fund
	For the year	For the year	For the year	For the year
	ended	ended	ended	ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(2,613,372)	$216,307	$(939,213)	$(1,159,835)
Net realized gain (loss) on investments and foreign currency transactions	50,484,752	(9,933,556)	159,677,843	93,979,512
Net change in unrealized gain (loss) on investments and foreign currency transactions	(6,202,601)	135,297,619	(14,675,239)	112,926,105

Net increase (decrease) in net assets resulting from operations	41,668,779	125,580,370	144,063,391	205,745,782

Distributions to shareholders:
Net investment income	(6,325,312)	(1,485,266)	(15,972,778)	—
Capital gains	—	—	(72,514,637)	—

Total distributions to shareholders	(6,325,312)	(1,485,266)	(88,487,415)	—

Capital share transactions:
Proceeds from shares sold	14,634,310	22,398,438	278,323,660	196,160,470
Reinvestment of distributions	6,266,379	1,470,033	87,406,427	—
Cost of shares redeemed	(81,819,068)	(85,669,884)	(162,907,606)	(89,587,667)
Redemption fees	4,014	5,455	70,228	117,387

Net increase (decrease) in net assets derived from capital share transactions	(60,914,365)	(61,795,958)	202,892,709	106,690,190

Total increase (decrease) in net assets	(25,570,898)	62,299,146	258,468,685	312,435,972

NET ASSETS:

Beginning of period	$364,410,663	$302,111,517	$575,842,013	$263,406,041

End of period	$338,839,765	$364,410,663	$834,310,698	$575,842,013

Accumulated net investment income (loss)	$(5,520,759)	$1,472,102	$(4,238,683)	$259,085

Capital share transactions are as follows:
Shares issued	535,857	995,748	8,734,081	8,468,503
Shares reinvested	210,493	55,327	2,763,403	—
Shares redeemed	(2,955,630)	(4,179,412)	(5,283,366)	(4,094,955)

Net increase (decrease) from capital share transactions	(2,209,280)	(3,128,337)	6,214,118	4,373,548

*	Fund commenced operations on April 27, 2009.

Notes to Financial Statements are an integral part of these Statements.

Statements of Changes in Net Assets

Driehaus International		Driehaus Global		Driehaus Mid Cap		Driehaus Large Cap
Small Cap Growth Fund		Growth Fund		Growth Fund		Growth Fund
					For the period		For the period
For the year	For the year	For the year	For the year	For the year	April 27, 2009	For the year	April 27, 2009
ended	ended	ended	ended	ended	through	ended	through
December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009*	December 31, 2010	December 31, 2009*

$(1,608,988)	$(792,614)	$(685,936)	$(285,533)	$(210,356)	$(104,566)	$(179,882)	$(59,644)
52,018,616	21,848,692	6,461,194	(985,638)	2,231,602	2,093,891	1,834,936	1,382,973
4,004,389	47,707,195	2,532,721	12,533,715	1,530,998	2,949,104	1,720,320	2,895,405

54,414,017	68,763,273	8,307,979	11,262,544	3,552,244	4,938,429	3,375,374	4,218,734

(1,697,404)	—	(130,775)	—	—	—	—	—
—	—	—	—	(1,227,343)	(1,323,047)	(969,241)	(436,275)

(1,697,404)	—	(130,775)	—	(1,227,343)	(1,323,047)	(969,241)	(436,275)

54,394,213	38,026,172	15,723,555	16,563,936	5,368,327	10,817,841	7,203,826	11,038,064
1,571,651	—	130,775	—	1,173,613	1,264,383	956,036	432,420
(51,259,574)	(17,220,177)	(11,613,598)	(2,083,320)	(2,115,249)	(877,188)	(3,272,399)	(1,378,140)
2,879	5,229	—	494	106	489	176	323

4,709,169	20,811,224	4,240,732	14,481,110	4,426,797	11,205,525	4,887,639	10,092,667

57,425,782	89,574,497	12,417,936	25,743,654	6,751,698	14,820,907	7,293,772	13,875,126

$201,020,296	$111,445,799	$40,300,768	$14,557,114	$14,820,907	$—	$13,875,126	$—

$258,446,078	$201,020,296	$52,718,704	$40,300,768	$21,572,605	$14,820,907	$21,168,898	$13,875,126

$(890,575)	$884,310	$(518,937)	$(253,514)	$—	$13,038	$—	$1,291

6,400,797	6,661,227	1,941,686	2,778,119	398,098	1,247,215	584,787	1,250,021
167,019	—	14,546	—	84,615	108,717	68,928	36,246
(6,109,192)	(2,983,422)	(1,415,181)	(392,000)	(180,990)	(81,937)	(280,713)	(124,287)

458,624	3,677,805	541,051	2,386,119	301,723	1,273,995	373,002	1,161,980

Notes to Financial Statements are an integral part of these Statements.

Driehaus International Discovery Fund
Financial Highlights

	For the year		For the year		For the year	For the year		For the year
	ended		ended		ended	ended		ended
	December 31,		December 31,		December 31,	December 31,		December 31,
	2010		2009		2008	2007		2006

Net asset value, beginning of period	$27.19		$18.28		$41.55	$39.35		$41.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.22)		0.00	~	(0.06)	(0.03)		(0.21)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.86		9.02		(22.85)	12.19		6.82

Total income (loss) from investment operations	3.64		9.02		(22.91)	12.16		6.61

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.56)		(0.11)		—	(0.13)		—
Distributions from capital gains	—		—		(0.38)	(9.83)		(8.47)

Total distributions	(0.56)		(0.11)		(0.38)	(9.96)		(8.47)

Redemption fees added to paid-in capital	0.00	~	0.00	~	0.02	0.00	~	0.01

Net asset value, end of period	$30.27		$27.19		$18.28	$41.55		$39.35

Total Return	13.47%		49.28%		(55.07)%	32.32%		16.41%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$338,840		$364,411		$302,112	$857,041		$639,751
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.71%		1.75%		1.65%	1.63%		1.74%
Ratio of net expenses to average net assets	1.70	%#	1.74	%#	1.64%#	1.59	%#	1.68%#
Ratio of net investment income (loss) to average net assets	(0.77)	%#	0.07	%#	(0.07) %#	(0.28)	%#	(0.50) %#
Portfolio turnover	93%		145%		188%	218%		216%

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Financial Highlights

	For the year		For the year	For the year		For the year	For the year
	ended		ended	ended		ended	ended
	December 31,		December 31,	December 31,		December 31,	December 31,
	2010		2009	2008		2007	2006

Net asset value, beginning of period	$29.24		$17.19	$43.45		$39.09	$28.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.04)	^	(0.05)	(0.08)		(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	6.84		12.09	(23.53)		16.00	11.68

Total income (loss) from investment operations	6.80		12.04	(23.61)		15.91	11.61

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.69)		—	—		—	—
Distributions from capital gains	(3.15)		—	(2.65)		(11.56)	(0.84)

Total distributions	(3.84)		—	(2.65)		(11.56)	(0.84)

Redemption fees added to paid-in capital	0.00	~	0.01	0.00	~	0.01	0.03

Net asset value, end of period	$32.20		$29.24	$17.19		$43.45	$39.09

Total Return	23.56%		70.10%	(54.45)%		42.36%	41.22%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$834,311		$575,842	$263,406		$958,230	$788,791
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.69%		1.78%	1.77%		1.74%	1.83%
Ratio of net expenses to average net assets	1.63	%#	1.75%#	1.75	%#	1.69%#	1.78%#
Ratio of net investment income (loss) to average net assets	(0.15)	%#	(0.30) %#	(0.19)	%#	(0.22) %#	(0.32) %#
Portfolio turnover	293%		275%	313%		165%	181%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Financial Highlights

	For the year		For the year		For the year		For the period
	ended		ended		ended		September 17, 2007
	December 31,		December 31,		December 31,		through
	2010		2009		2008		December 31, 2007

Net asset value, beginning of period	$7.64		$4.93		$11.14		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.06)		(0.02)		(0.01)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.14		2.73		(5.90)		1.84

Total income (loss) from investment operations	2.08		2.71		(5.91)		1.82

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.06)		—		(0.01)		(0.10)
Distributions from capital gains	—		—		(0.29)		(0.61)

Total distributions	(0.06)		—		(0.30)		(0.71)

Redemption fees added to paid-in capital	0.00	~	0.00	~	0.00	~	0.03

Net asset value, end of period	$9.66		$7.64		$4.93		$11.14

Total Return	27.13%		55.17%		(53.12)%		18.88	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$258,446		$201,020		$111,446		$143,364
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.75%		1.87%		1.88%		1.94	%*
Ratio of net expenses to average net assets	1.72	%+#	1.85	%+#	1.83	%+#	1.90	%*+#
Ratio of net investment income (loss) to average net assets	(0.76)	%+#	(0.54)	%+#	(0.71)	%+#	(0.83)	%*+#
Portfolio turnover	298%		265%		271%		100	%**

*	Annualized

**	Not Annualized

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, September 17, 2007. The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until September 16, 2010. Fund expenses were reimbursed for expenses exceeding the 2.00% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund
Financial Highlights

	For the year	For the year		For the period
	ended	ended		May 1, 2008
	December 31,	December 31,		through
	2010	2009		December 31, 2008

Net asset value, beginning of period	$7.59	$4.98		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.11)	(0.05)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.55	2.66		(5.00)

Total income (loss) from investment operations	1.44	2.61		(5.02)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.02)	—		—
Distributions from capital gains	—	—		—

Total distributions	(0.02)	—		—

Redemption fees added to paid-in capital	—	0.00	~	0.00	~

Net asset value, end of period	$9.01	$7.59		$4.98

Total Return	19.00%	52.41%		(50.20)	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$52,719	$40,301		$14,557
Ratio of expenses before reimbursements and/or recapture, waivers and fees paid indirectly to average net assets	1.81%	2.34%		3.94	%*
Ratio of net expenses to average net assets	2.00%+#	2.00	%+#	2.00	%*+#
Ratio of net investment income (loss) to average net assets	(1.37) %+#	(1.09)	%+#	(0.86)	%*+#
Portfolio turnover	145%	119%		74	%**

*	Annualized

**	Not Annualized

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements and/or recapture, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, May 1, 2008. The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until April 30, 2011. Fund expenses were reimbursed for expenses exceeding the 2.00% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mid Cap Growth Fund
Financial Highlights

	For the year		For the period
	ended		April 27, 2009
	December 31,		through
	2010		December 31, 2009

Net asset value, beginning of period	$11.63		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.14)		(0.08)
Net realized and unrealized gain (loss) on investments	3.25		2.85

Total income (loss) from investment operations	3.11		2.77

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—
Distributions from capital gains	(1.05)		(1.14)

Total distributions	(1.05)		(1.14)

Redemption fees added to paid-in capital	0.00	~	0.00	~

Net asset value, end of period	$13.69		$11.63

Total Return	26.59%		27.66	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$21,573		$14,821
Ratio of expenses before reimbursements and waivers to average net assets	2.47%		2.82	%*
Ratio of net expenses to average net assets	1.75	%+	1.75	%*+
Ratio of net investment income (loss) to average net assets	(1.39)	%+	(1.15)	%*+
Portfolio turnover	182%		208	%**

*	Annualized

**	Not Annualized

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, April 27, 2009. The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 1.75% of average daily net assets until April 26, 2012.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Large Cap Growth Fund
Financial Highlights

	For the year		For the period
	ended		April 27, 2009
	December 31,		through
	2010		December 31, 2009

Net asset value, beginning of period	$11.94		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.12)		(0.05)
Net realized and unrealized gain (loss) on investments	2.67		2.36

Total income (loss) from investment operations	2.55		2.31

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—
Distributions from capital gains	(0.70)		(0.37)

Total distributions	(0.70)		(0.37)

Redemption fees added to paid-in capital	0.00	~	0.00	~

Net asset value, end of period	$13.79		$11.94

Total Return	21.36%		23.14	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$21,169		$13,875
Ratio of expenses before reimbursements and waivers to average net assets	2.28%		2.72	%*
Ratio of net expenses to average net assets	1.75	%+	1.75	%*+
Ratio of net investment loss to average net assets	(1.12)	%+	(0.67)	%*+
Portfolio turnover	140%		142	%**

*	Annualized

**	Not Annualized

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, April 27, 2009. The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 1.75% of average daily net assets until April 26, 2012.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds
Notes to Financial Statements

A.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is a registered management investment company, organized as a Delaware statutory trust, with eight separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996 and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The six series (“Funds” or each a “Fund”) included in this report are as follows:

Fund	Commencement of Operations

Driehaus International Discovery Fund	12/31/98
Driehaus Emerging Markets Growth Fund	12/31/97
Driehaus International Small Cap Growth Fund*	09/17/07
Driehaus Global Growth Fund	05/01/08
Driehaus Mid Cap Growth Fund	04/27/09
Driehaus Large Cap Growth Fund	04/27/09

*	On December 29, 2010, the Driehaus International Small Cap Growth Fund was closed to new investors.

The investment objective of each Fund is to maximize capital appreciation.

Driehaus International Discovery Fund seeks to achieve its objective by generally investing in equity securities of small to mid-size foreign companies; however, the Fund may shift its focus toward large cap foreign stocks when market conditions suggest doing so will help the Fund achieve its objective.

Driehaus Emerging Markets Growth Fund seeks to achieve its objective by investing primarily in equity securities of emerging markets companies.

Driehaus International Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of smaller capitalization non-U.S. companies exhibiting strong growth characteristics.

Driehaus Global Growth Fund seeks to achieve its objective by investing primarily in equity securities of both U.S. and non-U.S. companies exhibiting strong growth characteristics.

Driehaus Mid Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of mid capitalization U.S. companies exhibiting strong growth characteristics.

Driehaus Large Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of large capitalization U.S. companies exhibiting strong growth characteristics.

Fiscal Year End

The fiscal year end for the Funds is December 31.

Securities Valuation and Transactions

Equity securities are valued at the last sale price as of the close of the primary exchange or other designated time. In addition, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the United States market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date or as soon as the information is available. Income and expenses are accrued daily.

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value each Fund’s net assets as of December 31, 2010 is as follows:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
Fund	December 31, 2010	Price	Input	Input

Driehaus International Discovery Fund
Assets:
Investments in Securities*	$333,471,054	$333,471,054	$—	$—

Liabilities:
Foreign currency forward contracts**	$43,029	$—	$43,029	$—

Driehaus Emerging Markets Growth Fund
Assets:
Investments in Securities*	$790,193,380	$790,193,380	$—	$—

Liabilities:
Foreign currency forward contracts**	$16,908	$—	$16,908	$—

Driehaus International Small Cap Growth Fund
Assets:
Investments in Securities*	$244,128,810	$244,128,810	$—	$—
Foreign currency forward contracts**	13,322	—	13,322	—

Total Assets	$244,142,132	$244,128,810	$13,322	$—

Driehaus Global Growth Fund
Assets:
Investments in Securities*	$50,622,886	$50,622,886	$—	$—

Liabilities:
Foreign currency forward contracts**	$6,596	$—	$6,596	$—

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
Fund	December 31, 2010	Price	Input	Input

Driehaus Mid Cap Growth Fund
Assets:
Investments in Securities*	$16,954,458	$16,954,458	$—	$—

Driehaus Large Cap Growth Fund
Assets:
Investments in Securities*	$19,638,039	$19,638,039	$—	$—

*	See Schedule of Investments for industry and/or country breakout.
**	These are derivative instruments not reflected on the Schedule of Investments, which reflects the unrealized appreciation or depreciation on the forward contracts (see Note C in the Notes to Financial Statements).

Federal Income Taxes

No provision is made for Federal income taxes since each Fund has elected to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”) and has made and declared all the required distributions to its shareholders in amounts sufficient to relieve each Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

Each Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2010, 2009, 2008 and 2007 remain open to Federal and state audit. As of December 31, 2010, management has evaluated the application of these standards to each Fund, and has determined that no provision for income tax is required in each Fund’s financial statements for uncertain tax provisions. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and regulations that exist in the foreign markets in which they invest.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

For the year ended December 31, 2010, reclassifications were recorded to undistributed net investment income, undistributed net realized foreign exchange loss and undistributed net realized gain for any permanent tax differences. These reclassifications relate primarily to foreign currency losses, sales of passive foreign investment companies, net operating losses and capital loss carryforwards expiring. Results of operations and net assets were not affected by these reclassifications.

		Driehaus	Driehaus
	Driehaus	Emerging	International	Driehaus	Driehaus	Driehaus
	International	Markets	Small Cap	Global	Mid Cap	Large Cap
	Discovery	Growth	Growth	Growth	Growth	Growth
	Fund	Fund	Fund	Fund	Fund	Fund

Undistributed ordinary income	$1,945,823	$12,414,223	$1,531,507	$551,288	$197,318	$178,591
Undistributed net realized gain	(1,605,606)	(12,414,223)	(1,531,507)	(46,857)	(197,318)	(178,591)
Paid-in capital	(340,217)	—	—	(504,431)	—	—

During the year ended December 31, 2010, Driehaus International Discovery Fund utilized $48,375,870 of capital loss carryforwards and as of December 31, 2010, had capital loss carryforwards of $7,319,729 expiring in 2015, $167,115,441 expiring in 2016 and $109,113,076 expiring in 2017. During the year ended December 31, 2010, Driehaus Emerging Markets Growth Fund utilized $27,303,673 of capital loss carryforwards and as of

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

December 31, 2010, the Fund had no capital loss carryforwards. During the year ended December 31, 2010, Driehaus International Small Cap Growth Fund utilized $50,673,162 of capital loss carryforwards and as of December 31, 2010, had capital loss carryforwards of $16,816,716 expiring in 2017. During the year ended December 31, 2010, Driehaus Global Growth Fund utilized $3,794,044 of capital loss carryforwards and as of December 31, 2010, the Fund had no capital loss carryforwards. To the extent that the Funds realize future net capital gains, those capital gains will be offset by any unused capital loss carryforwards subject to the limitations described below. For the year ended December 31, 2010, none of the Funds had any realized post-October capital losses. Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus International Small Cap Growth Fund and Driehaus Global Growth Fund realized post-October foreign currency losses of $22,455, $931,687, $152,540 and $4,374, respectively, which were deferred for tax purposes and were recognized on January 1, 2011.

Included in the capital loss carryforward amounts stated above are capital losses that Driehaus International Discovery Fund inherited from its merger with Driehaus International Equity Yield Fund on September 19, 2008 of approximately $7,319,729, which may be applied against any realized net taxable capital gains in future years. Section 382 of the Code imposes certain limitations that will likely reduce the Fund’s ability to use these capital loss carryforwards.

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

		Driehaus	Driehaus
	Driehaus	Emerging	International	Driehaus	Driehaus	Driehaus
	International	Markets	Small Cap	Global	Mid Cap	Large Cap
	Discovery	Growth	Growth	Growth	Growth	Growth
Distributions paid from:	Fund	Fund	Fund	Fund	Fund	Fund

Ordinary income	$6,325,312	$62,595,686	$1,697,404	$130,742	$440,656	$1,652
Net long-term capital gain	—	25,891,729	—	33	786,687	967,589

Total distributions paid	$6,325,312	$88,487,415	$1,697,404	$130,775	$1,227,343	$969,241

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

		Driehaus	Driehaus
	Driehaus	Emerging	International	Driehaus	Driehaus	Driehaus
	International	Markets	Small Cap	Global	Mid Cap	Large Cap
	Discovery	Growth	Growth	Growth	Growth	Growth
Distributions paid from:	Fund	Fund	Fund	Fund	Fund	Fund

Ordinary income	$1,485,266	$—	$—	$—	$1,276,530	$305,345
Net long-term capital gain	—	—	—	—	46,517	130,930

Total distributions paid	$1,485,266	$—	$—	$—	$1,323,047	$436,275

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

As of December 31, 2010, the components of net assets on a tax basis were as follows:

		Driehaus	Driehaus
	Driehaus	Emerging	International	Driehaus	Driehaus	Driehaus
	International	Markets	Small Cap	Global	Mid Cap	Large Cap
	Discovery	Growth	Growth	Growth	Growth	Growth
	Fund	Fund	Fund	Fund	Fund	Fund

Undistributed ordinary income	$—	$44,003,189	$1,347,367	$—	$253,415	$414,273
Undistributed long-term capital gain	—	1,860,551	—	2,164,876	386,601	123,240

Accumulated earnings	$—	$45,863,740	$1,347,367	$2,164,876	$640,016	$537,513
Paid-in capital	548,290,440	706,129,683	237,481,618	39,807,084	16,474,077	16,113,501
Accumulated capital and other losses	(283,570,701)	(931,687)	(16,969,256)	(4,374)	—	—
Unrealized appreciation (depreciation) on foreign currency	103,114	851,731	349,768	85,429	—	—
Unrealized appreciation on investments	74,016,912	82,397,231	36,236,581	10,665,689	4,458,512	4,517,884

Net assets	$338,839,765	$834,310,698	$258,446,078	$52,718,704	$21,572,605	$21,168,898

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark-to-market.

Foreign Currency Translation

Foreign currency and equity securities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contracts underlying securities transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Funds had no portfolio hedges during the year ended December 31, 2010.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) from security transactions and the net change in unrealized appreciation (depreciation) of investments.

Use of Estimates

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

New Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), Fair Value Measurements and Disclosures (“ASC 820”): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose: i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions; ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer; and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. Fund management has implemented parts (i) and (ii) and is evaluating the implications of part (iii) of ASC 820 and the impact to the financial statements.

B.	INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Richard H. Driehaus, the President of the Trust, is also the Chairman of the Board of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer.

DCM serves as the Funds’ investment adviser. In return for its services to the Funds, DCM receives monthly fees. Driehaus International Discovery Fund pays the Adviser an annual management fee on a monthly basis computed and accrued daily as follows: 1.50% on the first $500 million of average daily net assets, 1.35% on the next $500 million and 1.25% of average daily net assets in excess of $1 billion. Driehaus Emerging Markets Growth Fund and Driehaus International Small Cap Growth Fund each pay the Adviser a monthly fee computed and accrued daily at an annual rate of 1.50% of each Fund’s average daily net assets. Driehaus Global Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.25% of the Fund’s average daily net assets. Driehaus Mid Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.00% of the Fund’s average daily net assets. Driehaus Large Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 0.90% of the Fund’s average daily net assets.

DCM has entered into an agreement to cap Driehaus Emerging Markets Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 2.00% of average daily net assets until November 30, 2011. For a period of three years subsequent to December 1, 2008, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the year ended December 31, 2010, the Fund did not have any fees waived by DCM.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

DCM has entered into an agreement to cap Driehaus International Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 2.00% of average daily net assets until September 16, 2010. For a period of three years subsequent to the Fund’s commencement of operations, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the year ended December 31, 2010, the Fund did not have any fees waived by DCM.

DCM has entered into an agreement to cap Driehaus Global Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 2.00% of average daily net assets until April 30, 2011. For a period of three years subsequent to the Fund’s commencement of operations, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the year ended December 31, 2010, the Fund did not have any fees waived by DCM. During 2010, DCM recaptured $97,994 of the Fund’s fees waived in prior years.

DCM has entered into agreements to cap Driehaus Mid Cap Growth Fund’s and Driehaus Large Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 1.75% of average daily net assets until April 26, 2012. For a period of three years subsequent to the Funds’ commencement of operations, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that each Fund’s expense ratio remains below the operating expense cap. For the year ended December 31, 2010, DCM waived fees for Driehaus Mid Cap Growth Fund and Driehaus Large Cap Growth Fund totaling $90,076 and $67,291, respectively, under these agreements.

The amounts accrued and payable to DCM during the year ended December 31, 2010, are as follows:

		Advisory Fees
		Payable
Fund	Advisory Fees	(included in Due to affiliates)

Driehaus International Discovery Fund	$5,058,686	$435,031
Driehaus Emerging Markets Growth Fund	9,590,271	1,023,266
Driehaus International Small Cap Growth Fund	3,156,041	317,343
Driehaus Global Growth Fund	624,349	63,776
Driehaus Mid Cap Growth Fund	150,988	3,454
Driehaus Large Cap Growth Fund	144,180	6,255

Certain of the Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Funds part of the commissions generated. Such rebates are currently used to offset a portion of the Funds’ operating expenses. For the year ended December 31, 2010, these arrangements reduced the expenses of Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus International Small Cap Growth Fund and Driehaus Global Growth Fund by $18,260 (0.3%), $379,425 (3.5%), $52,349 (1.4%) and $605 (0.1%), respectively.

DS LLC is the Funds’ distributor. DS LLC also acts as a broker for the Funds for domestically traded securities. For the year ended December 31, 2010, the Funds paid the following brokerage commissions:

	Total		Shares Traded
Fund	Commissions	Commissions Paid to DS LLC	through DS LLC

Driehaus International Discovery Fund	$1,116,278	$183,824	5,908,738
Driehaus Emerging Markets Growth Fund	7,907,817	389,722	14,151,374
Driehaus International Small Cap Growth Fund	2,243,976	53,038	1,751,975
Driehaus Global Growth Fund	174,468	120,965	4,562,422
Driehaus Mid Cap Growth Fund	61,303	61,303	2,174,819
Driehaus Large Cap Growth Fund	36,053	36,053	1,325,689

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

A portion of these commissions are, in turn, paid by DS LLC to third parties for clearing and execution services.

Beginning January 1, 2011, DS LLC ceased providing domestic brokerage services to the Funds.

Certain officers of the Trust are also officers of DCM and DS LLC. The Funds pay a portion of the Chief Compliance Officer’s salary and bonus. No other officers received compensation from the Funds.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) (formerly known as PNC Global Investment Servicing (U.S.) Inc.) serves as the Funds’ administrative and accounting agent. In compensation for these services, BNY Mellon receives the larger of a monthly minimum fee or a monthly fee based upon average net assets. BNY Mellon also acts as the transfer agent and dividend disbursing agent for the Funds. For these services, BNY Mellon receives a monthly fee based on shareholder processing activity during the month. BNY Mellon has agreed to waive a portion of its monthly fee for transfer agent service for the first two years of operations for Driehaus Global Growth Fund, Driehaus Mid Cap Growth Fund and Driehaus Large Cap Growth Fund. For the year ended December 31, 2010, BNY Mellon waived $3,000, $18,000 and $18,000, respectively, for Driehaus Global Growth Fund, Driehaus Mid Cap Growth Fund and Driehaus Large Cap Growth Fund.

C.	DERIVATIVES AND OTHER FINANCIAL INSTRUMENTS

The Funds enter into foreign currency forward contracts to facilitate transactions in foreign denominated securities. These forward contracts are typically open for 2 to 5 days, depending on the settlement terms of the underlying security transaction. At December 31, 2010, the Funds had foreign currency forward contracts outstanding under which they are obligated to exchange currencies at specified future dates. The primary risk exposure for forward contracts is foreign exchange contracts risk. The unrealized appreciation or depreciation on forward contracts is reflected as a separate line item in the Statements of Assets and Liabilities. At December 31, 2010, the Funds’ currency transactions were limited to transaction hedges.

The following table sets forth each Fund’s realized gains (losses) and change in unrealized appreciation/(depreciation) for the forward currency forward contracts for the year ended December 31, 2010:

		Change in
	Amount of	unrealized	Notional value
	realized gain (loss)	appreciation	of foreign
	on foreign	(depreciation) on	currency
	currency forward	foreign currency	forward
Fund	contracts	forward contracts	contracts

Driehaus International Discovery Fund	$(278,925)	$(48,320)	$534,000,000
Driehaus Emerging Markets Growth Fund	(2,312,152)	13,584	3,016,000,000
Driehaus International Small Cap Growth Fund	(261,482)	62,893	1,138,000,000
Driehaus Global Growth Fund	7,823	(6,596)	34,000,000
Driehaus Mid Cap Growth Fund	—	—	—
Driehaus Large Cap Growth Fund	—	—	—

The contractual amounts of foreign currency forward contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

D.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investment securities, other than short-term obligations, for the year ended December 31, 2010 were as follows:

Fund	Purchases	Sales

Driehaus International Discovery Fund	$299,264,337	$362,419,974
Driehaus Emerging Markets Growth Fund	1,855,200,050	1,748,412,702
Driehaus International Small Cap Growth Fund	583,572,553	583,849,040
Driehaus Global Growth Fund	70,334,064	67,687,610
Driehaus Mid Cap Growth Fund	26,419,304	27,902,853
Driehaus Large Cap Growth Fund	24,043,052	21,632,992

E.	RESTRICTED SECURITIES

Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2010, the Funds held no restricted securities.

F.	LINES OF CREDIT

Effective April 1, 2010, the Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund and Driehaus International Small Cap Growth Fund obtained an uncommitted line of credit in the amount of $25,000,000 and the Driehaus Global Growth Fund, Driehaus Mid Cap Growth Fund and Driehaus Large Cap Growth Fund obtained an uncommitted line of credit in the amount of $5,000,000. These lines of credit are available primarily to meet large, unexpected shareholder withdrawals subject to certain restrictions. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of the borrowings plus 1.5%. At December 31, 2010, the Funds had no outstanding borrowings under the lines of credit.

G.	RISKS CONCENTRATIONS

To the extent a Fund invests in foreign securities, it may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

H.	REDEMPTION FEES

The Funds may charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. The redemption fees are recorded in paid-in capital.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Driehaus Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Driehaus Emerging Markets Growth Fund, Driehaus Global Growth Fund, Driehaus International Discovery Fund, Driehaus International Small Cap Growth Fund, Driehaus Large Cap Growth Fund, and Driehaus Mid Cap Growth Fund, (collectively, the “Funds”), comprising the Driehaus Mutual Funds, as of December 31, 2010, and the related statements of operations for the period then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Driehaus Mutual Funds at December 31, 2010, the results of their operations for the period then ended, the changes in their net assets and their financial highlights for the periods indicated therein in conformity with US generally accepted accounting principles.

Chicago, Illinois
February 25, 2011

Interested and Independent Trustees of the Trust

The following table sets forth certain information with respect to the Trustees of the Trust:

Term of
		Office and		Other
	Position(s)	Length of	Principal	Directorships
Name, Address and	Held with	Time	Occupation(s)	Held by
Year of Birth	the Trust	Served**	During Past 5 Years	Trustee

Interested Trustee:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and President	Since 1996	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser.	Driehaus Capital Holdings LLC; Driehaus Enterprise Management, Inc.; The Richard H. Driehaus Foundation; and The Richard H. Driehaus Museum
Independent Trustees:
A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee and Chairman	Since 1996 Since 2005	Chairman of the Board, Commerce National Group (investment company) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation) prior thereto.	Sinai Health System; Schwab Rehabilitation Hospital

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Relationship Manager, Great Lakes Advisors, Inc. since February 2008; Principal Account Executive — Labor Affairs, Blue Cross and Blue Shield of Illinois prior thereto.	None

Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	President of Ludan, Inc. (real estate services specializing in senior housing) since April 2008; Senior Vice President of Sunrise Development, Inc. (senior living) from 2003-2007; Consultant, real estate development prior thereto.	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

**	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents.

Officers of the Trust

The following table sets forth certain information with respect to the officers of the Trust.

	Position(s)		Principal
Name, Address and	Held with	Length of	Occupation(s)
Year of Birth	the Trust	Time Served	During Past 5 Years

Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	Senior Vice President	Since 2006	President and Chief Executive Officer of Adviser, Distributor and USVI since October 2006; Advisor to Adviser and Distributor from April to September 2006; Chief Operating Officer, Aris Capital Management from 2003-2006.

Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Vice President, Treasurer and Chief Financial Officer of the Adviser, Distributor and USVI since 2004.

Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Chief Compliance Officer and Assistant Vice President	Since 2006 Since 2007	Chief Compliance Officer of the Adviser and Distributor since 2006; Senior Attorney with the Adviser since 2003; Attorney with the Adviser since 2000.

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006	Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc. (“PNC”), a financial services company) since 2008; Vice President and Associate Counsel, PNC from 2003-2007.

Michael P. Kailus 25 East Erie Street Chicago, IL 60611 YOB: 1971	Assistant Secretary	Since 2010	Assistant Secretary of the Adviser, Distributor and USVI since 2010; Associate General Counsel of Superfund Group (financial services company) from 2005-2010.

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Assistant Secretary	Since 2008	Vice President and Manager, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC, a financial services company) since 2008; Sr. Regulatory Administrator, PNC from 2007-2008; Regulatory Administrator, PNC from 2004-2007.

The Statement of Additional Information for Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-800-560-6111.

Fund Expense Examples

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ending December 31, 2010.

Actual Expenses

The first line of the tables below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Funds versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus International Discovery Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2010	December 31, 2010	December 31, 2010*

Actual	$1,000	$1,285.50	$9.74

Hypothetical (5% return before expenses)	$1,000	$1,016.69	$8.59

Driehaus Emerging Markets Growth Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2010	December 31, 2010	December 31, 2010*

Actual	$1,000	$1,276.60	$9.24

Hypothetical (5% return before expenses)	$1,000	$1,017.09	$8.19

Driehaus International Small Cap Growth Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2010	December 31, 2010	December 31, 2010*

Actual	$1,000	$1,317.80	$9.99

Hypothetical (5% return before expenses)	$1,000	$1,016.59	$8.69

Fund Expense Examples — (Continued)

Driehaus Global Growth Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2010	December 31, 2010	December 31, 2010*

Actual	$1,000	$1,316.70	$11.68

Hypothetical (5% return before expenses)	$1,000	$1,015.12	$10.16

Driehaus Mid Cap Growth Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2010	December 31, 2010	December 31, 2010*

Actual	$1,000	$1,304.00	$10.16

Hypothetical (5% return before expenses)	$1,000	$1,016.38	$8.89

Driehaus Large Cap Growth Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2010	December 31, 2010	December 31, 2010*

Actual	$1,000	$1,305.40	$10.17

Hypothetical (5% return before expenses)	$1,000	$1,016.38	$8.89

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the half-year period.

Driehaus International Discovery Fund	1.69%
Driehaus Emerging Markets Growth Fund	1.61%
Driehaus International Small Cap Growth Fund	1.71%
Driehaus Global Growth Fund	2.00%
Driehaus Mid Cap Growth Fund	1.75%
Driehaus Large Cap Growth Fund	1.75%

Shareholder Information

TAX INFORMATION (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 2010

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Funds’ distributions included capital gain amounts as follows:

		Driehaus	Driehaus
	Driehaus	Emerging	International	Driehaus	Driehaus	Driehaus
	International	Markets	Small Cap	Global	Mid Cap	Large Cap
	Discovery	Growth	Growth	Growth	Growth	Growth
	Fund	Fund	Fund	Fund	Fund	Fund

Total long-term gains 20% rate gains	$—	$27,752,280	$—	$2,164,909	$1,070,083	$1,070,026

For taxable non-corporate shareholders, the following percentages of income and short-term capital gains represent qualified dividend income subject to the 15% rate category:

Driehaus
Driehaus	Driehaus	International	Driehaus	Driehaus	Driehaus
International	Emerging Markets	Small Cap	Global	Mid Cap	Large Cap
Discovery Fund	Growth Fund	Growth Fund	Growth Fund	Growth Fund	Growth Fund

51.85%	9.74%	72.97%	100.00%	11.12%	100.00%

For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

Driehaus
International	Driehaus	Driehaus	Driehaus	Driehaus	Driehaus
Discovery	Emerging Markets	International Small Cap	Global	Mid Cap	Large Cap
Fund	Growth Fund	Growth Fund	Growth Fund	Growth Fund	Growth Fund

0.00%	0.00%	0.00%	100.00%	10.92%	100.00%

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2010 is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330. Each Fund’s complete schedule of portfolio holdings is also available on the Fund’s website at http://www.driehaus.com.

Board Considerations in Connection with the Annual Review of the
Investment Advisory Agreement

The Board of Trustees of Driehaus Mutual Funds (the “Trust”) approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Emerging Markets Growth Fund (“DEMG”), Driehaus International Discovery Fund (“DIDF”), Driehaus International Small Cap Growth Fund (“DISCG”), Driehaus Global Growth Fund (“DGGF”), Driehaus Mid Cap Growth Fund (“DMCG”) and Driehaus Large Cap Growth Fund (“DLCG”) (DEMG, DIDF, DISCG, DGGF, DMCG and DLCG are each a “Fund” and collectively the “Funds”) in September 2010. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement. After their review of the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement to the full Board.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered, generally, that shareholders invested in each Fund, knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services.  The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, including the use of its affiliated broker-dealer to execute portfolio transactions in the U.S. for the Funds, and noted the Adviser’s process for evaluating best execution.

The Board reviewed DEMG’s and DIDF’s performance on a net return basis over the 1-, 3-and 5-year periods and for the year-to-date period ended June 30, 2010. Given the relatively recent inception of DISCG (resulting from the conversion of a predecessor limited partnership’s assets in September 2007), DGGF (on May 1, 2008), DMCG (resulting from the conversion of two predecessor limited partnerships’ assets in April 2009) and DLCG (resulting from the conversion of a predecessor limited partnership’s assets in April 2009), the Board considered the performance of these Funds on a net return basis for the 1-year and for the year-to-date period ended June 30, 2010. In addition, the Board reviewed (i) performance for DISCG on a net basis for the 3- and 5-year periods ended June 30, 2010, that includes the performance of its predecessor limited partnership; and (ii) performance for DMCG, including that of one of its predecessor limited partnerships on a net return basis for the 3- and 5- year periods ended June 30, 2010. Because the predecessor limited partnerships to DISCG and DMCG did not operate as mutual funds and were not subject to certain investment and operational restrictions, the Board factored those differences into its evaluation of these Funds’ performance information. The Board noted that the Adviser represented that because the Funds’ performance can be volatile over shorter time periods, it was meaningful to also analyze the performance of DEMG, DIDF, DISCG, DMCG and DLCG over rolling time periods to show the consistent out-performance to their benchmark indices. The Board compared short-term and, for DEMG, DIDF, DISCG and DMCG, long-term returns to various agreed-upon performance measures, including market indices and peer groups. Peer group data was compiled from Morningstar, Inc. and Lipper Inc., independent providers of mutual fund data. The Board also considered whether investment results were consistent with each Fund’s investment objective and policies.

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser continue to be satisfactory. As to the specific Funds, the Board noted that DEMG’s performance was above the median of its peer group for the 1-, 3- and 5-year periods. The Board also noted that DEMG outperformed its benchmark index for the 1-, 3-, 5- and 10-year periods. For DIDF, the Board noted that the Fund underperformed the median of its peer group for the 1-, 3- and 5- year periods. The Board also noted that the Fund underperformed its benchmark index for the 1- and 3-year periods, but outperformed its benchmark index for the 5- and 10-year periods. The Board reviewed the reasons for the underperformance, which were primarily related to performance in the second quarter of 2010. The Board noted that DISCG’s performance for the 1-year period, and for the 3- and 5-year periods, which includes the performance of its predecessor limited partnership, was above the median of its peer group (indeed, was no lower than the top 5% for any of these periods). In addition, the Board noted that DISCG outperformed its benchmark index for the 1-, 3- and 5-year periods (the latter of which includes the performance of its predecessor partnership). For DGGF, the Board noted that the Fund’s performance was above the median of its peer group and the Fund outperformed its benchmark index for the 1-year period. The Board noted that DMCG’s performance for the 1- and 3-year periods trailed the median of its peer group, while the Fund’s performance for the 5-year period was above the median. The Board also considered that DMCG’s performance for the 3- and 5-year periods includes the performance of a predecessor partnership and that the year-to-date performance was above the median. In addition, the Board noted that DMCG underperformed its benchmark index for the 1-year period and that the Fund, including the performance of a predecessor partnership, underperformed the index for the 3- and 10-year periods and outperformed the index for 5-year period. The Board noted that DLCG had underperformed its peer group median and its benchmark index for the 1-year period but that its performance year-to-date had significantly improved. The Board also considered DEMG’s, DIDF’s, DISCG’s, DMCG’s and DLCG’s rolling one-year, three-year and five-year returns over the life of the Funds relative to their benchmarks and noted that, with the exception of DLCG, in a majority of the time periods measured, each Fund outperformed its benchmark index. As to the Funds in general, the Board concluded that the Adviser had consistently implemented its investment philosophy, and that over the long-term, the investment philosophy produces value for shareholders.

Fees.  The Board considered each Fund’s advisory fee rates, operating expenses and total expense ratio as of June 30, 2010, and compared the advisory fee and total expense ratio to the fees and expense ratios of peer group funds based on data compiled from Lipper Inc. as of June 30, 2010. The information provided to the Board showed that each Fund’s advisory fee rate ranked high as compared to its peer group. However, because of the Funds’ fee structures, total expense ratios are relatively competitive, as they all fall between the 28th and 49th percentile (1st percentile being the highest expense ratio). Although the Funds’ total expense ratios were above the median, the Board considered the Funds’ asset size and for DEMG, DISCG, DGGF, DMCG and DLCG, the expense reimbursement arrangements with the Adviser. The Board also considered the Funds’ advisory fee rates as compared to fees charged by the Adviser for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that: (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Adviser’s obligations for managing the other accounts; and (ii) the advisory fees for the other accounts are less relevant to the Board’s consideration because they reflect significantly different competitive forces than those in the mutual fund marketplace. In considering the reasonableness of the advisory fees, the Board took into account the Adviser’s aggressive growth style, which resulted in high portfolio turnover for DEMG, DISCG, DGGF, DMCG and DLCG, the substantial human and technological resources devoted to investing for the Funds, the relatively small amount of assets under management and the limited capacity of the investment style. The Board also noted that the Funds do not have a Rule 12b-1 fee or shareholder service fee, and that the Adviser’s affiliate, Driehaus Securities LLC (“DS LLC”), serves as distributor of the Funds without compensation and that DS LLC provides compensation to intermediaries for distribution of Fund shares and for shareholder and administrative services to shareholders. The Board also noted that the Adviser’s directed brokerage program had resulted in reducing expenses of DEMG, DIDF and DISCG.

On the basis of the information reviewed, the Board concluded that the advisory fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Adviser.

Profitability.  The Board reviewed information regarding revenues received by the Adviser under the Agreement from each Fund and discussed the Adviser’s methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of managing the Funds. The Board concluded that, based on the projected profitability calculated for the Trust as well as the Funds individually (noting that DISCG, DGGF, DMCG and DLCG were currently being operated at a loss), the advisory fees appeared to be reasonable.

Economies of Scale.  The Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any such economies of scale. Given the size of the Funds and the capacity constraints of the investment style, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale, noting the breakpoints in DIDF’s advisory fee schedule.

Other Benefits to the Adviser and its Affiliates.  The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates, including fees received by DS LLC for brokerage services. The Board also considered benefits to the Adviser related to soft dollar allocations. The Board concluded that advisory fees were reasonable in light of these fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

DRH-AR2010

Driehaus Mutual Funds

Trustees & Officers

Richard H. Driehaus
President & Trustee

A.R. Umans
Chairman of the Board

Francis J. Harmon
Trustee

Daniel F. Zemanek
Trustee

Robert H. Gordon
Senior Vice President

Michelle L. Cahoon
Vice President & Treasurer

Janet L. McWilliams
Assistant Vice President &
Chief Compliance Officer

Diane J. Drake
Secretary

Michael P. Kailus
Assistant Secretary

William H. Wallace, III
Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611

Distributor

Driehaus Securities LLC
25 East Erie Street
Chicago, IL 60611

Administrator

UMB Fund Services, Inc.
803 W. Michigan St.
Milwaukee, WI 53233

Transfer Agent

UMB Fund Services, Inc.
803 W. Michigan St.
Milwaukee, WI 53233

Custodian

UMB Bank, n.a.
928 Grand Blvd.
Kansas City, MO 64106

Annual Report to Shareholders
December 31, 2010

Driehaus Active Income Fund
Driehaus Select Credit Fund

Distributed by:
Driehaus Securities LLC
This report has been prepared for the shareholders of the Funds and is not an offering to sell or buy any Fund securities. Such offering is only made by the Funds’ prospectus.

Driehaus Active Income Fund — Portfolio Managers’ Letter

Dear Shareholders,

The Driehaus Active Income Fund (“Fund”) returned 5.18% for the year ending December 31, 2010. This return was above the performance of the Fund’s benchmark index, the Citigroup 3-Month Treasury Bill Index (the “Benchmark”), which returned 0.13% for the same period. The Fund underperformed the Barclays Capital U.S. Aggregate Bond Index (the “Index”), which returned 6.55% for the same period.

The year began with an economy bringing itself back to life. Mixed economic signals and sovereign debt worries throughout the first half of the year kept many investors divided between bull and bear camps. Volatility spiked in response to the prospect of European sovereign defaults and the U.S. flash crash in May. Unemployment remained chronically high and subdued inflation weighed on a matrix of financial underpinnings. Quantitative Easing 1 (“QE1”), which was put in place to stabilize the banking system in 2008, began to fade and was followed by Quantitative Easing 2 (“QE2”). This new bout of quantitative easing set the tone for an overriding theme in the markets throughout 2010 as the U.S. Federal Reserve set out to achieve higher levels of employment, economic output and inflation.

As the year progressed, strong economic data and plentiful credit paved the way for gains across stocks, bonds and commodities. A record low yield environment courtesy of the U.S. Federal Reserve supported the restructuring of corporate capital structures and provided the backbone for a benign default outlook. Rising global growth prospects trumped Euro-led contagion and U.S. “double dip” fears, which in turn sparked a rally in commodities and stocks. The fixed income markets posted a year of gains, but showed substantial weakness into year end as Treasury yields began to rise.

Reflecting back on the year, 2010 was a great year for investing. It is not too often when you will record gains across stocks, bonds, and commodities all in the same year. Unfortunately for the Fund, absolute return strategies generally lagged long-only strategies during the year. Nevertheless, with the HFRI and HFRX Global Hedge Fund Indices up 10.3% and 5.2% for the year, respectively, 2010 can hardly be considered a disaster. As for the Fund’s performance, we would characterize it as mildly satisfactory for the year.

For our investors that use the Fund as primarily a fixed income exposure, our lack of duration caused the Fund to lag most major benchmarks for the past year. However, for our absolute return-oriented investors, the Fund modestly outperformed other liquid alternative mutual funds.

The Fund experienced a 3% drawdown in May as the precarious situation in Greece took center stage. Fortunately, we made some changes to the Fund that enabled us to perform well relative to the broader equity markets during tumultuous periods in the market later in the year, such as in June and August. We stayed focused on corporate fundamentals during the second and third quarters when the bears took over the airwaves. As a result, we took advantage of market weakness to initiate some attractive positions within the Fund.

The bulk of our gains were generated from our Directional Long exposure in 2010. This is not surprising given our significant weighting to the strategy over the past 12 months and our belief that spreads would tighten, particularly in high yield. The largest detractor from returns was our Interest Rate Hedge, which worked against the Fund all year until the fourth quarter. Our Capital Structure exposure contributed meaningfully to performance as volatility remained elevated for the year and selected debt versus equity trades performed well.

We took our cues from a very transparent U.S. Federal Reserve. Their commentary and actions throughout the year dictated that investors should be buying riskier assets (equities, high yield, commodities and preferred securities) and decrease exposure to those that may be hurt by inflation (U.S. Treasuries, investment grade fixed income and cash). We have stated many times throughout 2010 that high grade fixed income securities seem pretty unattractive to us given: (1) the high level of interest sensitivity to many of these products; (2) the current level of interest rates; and (3) the current level of investment grade credit spreads. An investment in high grade fixed income is now simply a bet on interest rates.

Our Directional Short strategy detracted from returns in most months. However, due to our general view that credit fundamentals would improve for most companies, we committed a relatively small amount of capital to the strategy (usually less than 5% of the Fund’s exposure).

1

From a correlation standpoint, the Fund performed fairly well in 2010. Correlations between the Fund and the other instruments (S&P 500 Index, oil futures, the U.S. Dollar Index, the 10 Year Treasury, the Barclays Capital U.S. Aggregate Bond Index, the Chicago Board Options Exchange Volatility Index, and the J.P. Morgan High Yield 100 Index) exceeded +0.500 in only one circumstance, namely with the J.P. Morgan High Yield 100 Index. This was not unexpected, as we relayed throughout 2010 that we were shifting our credit exposure from investment grade corporates to the high yield end of the spectrum. The correlation between the Fund and the other instruments was less than -0.500 in only one case. The Fund’s correlation to the 10 Year Treasury finished the year at -0.683. Due to the Fund’s interest rate hedge and the nature of the rate move in 2010, our Fund often dropped when rates were quickly falling and rose when rates started to sharply rise.

Going forward into 2011, we expect the markets to continue to support risky assets. We would not be surprised to see spikes in volatility along the way, much like in 2010, as fiscal budgets globally are stretched and inflation signals have clearly emerged around the world. But in the end, we believe high yield and distressed credit should benefit from an increased appetite for risk and strong balance sheets. Given that, we expect the default rate for U.S. high yield next year will fall below 3% and that spreads should continue to tighten towards historical averages. We expect rates to grind higher given the end of the Fed’s Treasury purchase program, concerns over continued budget deficits, and fund flows out of fixed income and into equities.

In summary, we believe 2011 presents another great year for investment opportunities and will likely bring a host of mergers and acquisitions, leveraged buyouts and shareholder friendly actions that will lift equity valuations and provide us with greater investment opportunities within a company’s capital structure. Based on our current positioning, we would expect returns to be negatively affected by widening spreads, declining asset volatility, and quickly dropping U.S. Treasury yields. If credit spreads were to tighten, volatility remain elevated, and U.S. Treasury yields rise sharply, the Fund’s returns may exceed our expectations. Annualized volatility is expected to track around 3% for the Driehaus Active Income Fund, as it has for most of the Fund’s existence.

We thank you for your continued support and interest in the Driehaus Active Income Fund. We wish you the best in getting off to a positive start in the New Year.

Sincerely,

K.C. Nelson	Mirsada Durakovic	Elizabeth Cassidy
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

2

Driehaus Active Income Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $25,000 investment (minimum investment) in the Fund since November 8, 2005 (the date of the Predecessor Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

				Since Inception
Average Annual Total Returns as of 12/31/10	1 Year	3 Years	5 Years	(11/08/05 - 12/31/10)
Driehaus Active Income Fund (LCMAX)[1]	5.18%	8.85%	6.44%	6.34%
Citigroup 3-Month T-Bill Index[2]	0.13%	0.69%	2.30%	2.35%
Barclays Capital U.S. Aggregate Bond Index[3]	6.55%	5.90%	5.80%	5.99%

[1]	The Driehaus Active Income Fund (the “Fund”) performance shown above includes the performance of the Lotsoff Capital Management Active Income Fund (the “Predecessor Fund”) for the periods before the Fund’s registration statement became effective. The Fund received the assets and liabilities of the Predecessor Fund on June 1, 2009 through a reorganization of the Predecessor Fund into the Fund. The Predecessor Fund was a nondiversified fund that was a series of another management investment company registered under the Investment Company Act of 1940, as amended. The Fund had no prior operating history prior to succeeding to the assets of the Predecessor Fund. The Fund has substantially similar investment objectives, strategies, and policies as the Predecessor Fund. Financial and performance information of the Fund includes the Predecessor Fund information. The returns for the periods prior to October 1, 2006, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3 month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

[3]	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, represents securities that are SEC-registered, taxable and dollar denominated. This index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

3

Driehaus Active Income Fund
Schedule of Investments
December 31, 2010

	Shares,
	Principal
	Amount, or
	Number of
	Contracts	Value

ASSET-BACKED SECURITIES — 4.90%
321 Henderson Receivables I LLC 0.46%, 9/15/41[1,2,4]	$673,522	$603,302
Bear Stearns Asset Backed Securities Trust 0.32%, 2/25/28[2]	6,486,202	6,186,183
Capital Auto Receivables Asset Trust 5.21%, 3/17/14	19,082,098	19,511,197
Citigroup Mortgage Loan Trust, Inc. 0.33%, 1/25/37[2]	456,235	193,063
CNL Funding 7.65%, 6/18/14[1]	4,771,823	4,464,073
Countrywide Asset-Backed Certificates 0.50%, 4/25/34[2]	122,988	101,709
Fannie Mae REMICS 0.58%, 6/25/36[2]	19,158,785	19,199,057
Freddie Mac REMICS 1.50%, 3/15/15	37,943,139	38,059,586
Freddie Mac REMICS 0.46%, 1/15/35[2]	10,170,011	10,141,840
JP Morgan Alternative Loan Trust 0.32%, 3/25/37[2]	404,002	343,848
Merrill Lynch Mortgage Investors, Inc. 0.73%, 8/25/35[2]	143,868	129,984
Wachovia Auto Loan Owner Trust 5.15%, 7/20/12[1]	5,210,467	5,222,065
Wells Fargo Mortgage Loan Trust 0.36%, 8/27/47[1,2,4]	3,125,125	2,906,366

Total ASSET-BACKED SECURITIES (Cost $106,562,593)		107,062,273

BANK LOANS — 1.85%
Advertising — 0.50%
Advantage Sales & Marketing LLC 9.25%, 5/29/18[2,4]	3,500,000	3,535,000
Visant Corp. 7.00%, 12/22/16[2]	7,406,438	7,487,908

		11,022,908

Aerospace & Defense — 0.46%
TransDigm Group, Inc. 6.76%, 12/25/16[2,4]	10,000,000	10,087,500
Commercial Services — 0.74%
Altegrity, Inc. 7.75%, 2/21/15[2]	13,442,475	13,560,097
Language Line LLC 10.50%, 10/26/16[2,4]	2,500,000	2,562,500

		16,122,597

Diversified Financial Services — 0.07%
Fifth Third Processing Solutions, Inc. 8.25%, 11/1/17[2]	1,500,000	1,526,250
Telecommunications — 0.08%
Sorenson Communications, Inc. 6.00%, 8/16/13[2]	1,728,578	1,645,243

Total BANK LOANS (Cost $39,892,060)		40,404,498

CORPORATE BONDS — 44.85%
Agriculture — 2.14%
Altria Group, Inc. 9.70%, 11/10/18	8,000,000	10,569,240
Lorillard Tobacco Co. 8.13%, 6/23/19	12,000,000	13,373,520
Lorillard Tobacco Co. 6.88%, 5/1/20	22,000,000	22,761,332

		46,704,092

Auto Parts & Equipment — 0.44%
Lear Corp. 7.88%, 3/15/18	712,000	765,400
Lear Corp. 8.13%, 3/15/20	6,313,000	6,896,952
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc. 10.63%, 9/1/17[1]	1,878,000	2,028,240

		9,690,592

Banks — 4.31%
JPMorgan Chase & Co. 7.90%, 4/29/49[2]	57,813,000	61,661,669
Morgan Stanley 7.30%, 5/13/19	16,000,000	18,038,848
Wells Fargo & Co. 7.98%, 3/15/18[2]	13,500,000	14,310,000

		94,010,517

Chemicals — 2.54%
CF Industries, Inc. 7.13%, 5/1/20	18,500,000	20,303,750
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC 9.00%, 11/15/20[1]	250,000	265,000
Momentive Performance Materials, Inc. 11.50%, 12/1/16	25,250,000	27,522,500

Notes to Financial Statements are an integral part of this Schedule.

4

Driehaus Active Income Fund
Schedule of Investments
December 31, 2010

	Shares,
	Principal
	Amount, or
	Number of
	Contracts	Value

Momentive Performance Materials, Inc. 9.00%, 1/15/21[1]	$250,000	$264,375
Nalco Co. 6.63%, 1/15/19[1]	7,000,000	7,192,500

		55,548,125

Coal — 0.35%
International Coal Group, Inc. 9.13%, 4/1/18	7,100,000	7,703,500
Commercial Services — 2.64%
DynCorp International, Inc. 10.38%, 7/1/17[1,4]	26,250,000	26,578,125
United Rentals North America, Inc. 8.38%, 9/15/20	7,250,000	7,413,125
Wyle Services Corp. 10.50%, 4/1/18[1,4]	24,285,000	23,556,450

		57,547,700

Computers — 0.93%
Seagate HDD Cayman (Cayman Islands) 7.75%, 12/15/18[1,3]	20,000,000	20,350,000
Diversified Financial Services — 2.58%
American Express Co. 6.80%, 9/1/66[2]	34,843,000	34,755,892
AMO Escrow Corp. 11.50%, 12/15/17[1,4]	1,000,000	1,050,000
Ford Motor Credit Co. LLC 7.38%, 2/1/11	5,000,000	4,987,500
Jefferies Group, Inc. 8.50%, 7/15/19	10,800,000	12,367,696
Textron Financial Corp. 6.00%, 2/15/67[1,2]	3,824,000	3,274,300

		56,435,388

Electronics — 1.18%
NXP BV/NXP Funding LLC (Netherlands) 3.04%, 10/15/13[2,3]	26,000,000	25,707,500
Entertainment — 0.77%
AMC Entertainment Holdings, Inc. 9.75%, 12/1/20[1]	3,000,000	3,135,000
Midwest Gaming Borrower LLC/Midwest Finance Corp. 11.63%, 4/15/16[1]	13,137,000	13,662,480

		16,797,480

Healthcare — Services — 1.85%
Aurora Diagnostics Holdings/Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18[1,4]	14,500,000	14,500,000
Healthsouth Corp. 7.75%, 9/15/22	25,000,000	25,875,000

		40,375,000

Holding Companies — Diversified — 0.23%
Hutchison Whampoa International 10 Ltd. (Cayman Islands) 6.00%, 12/29/49[1,2,3]	5,000,000	4,969,440
Household Products/Wares — 1.93%
Armored Autogroup, Inc. 9.25%, 11/1/18[1,4]	33,775,000	33,268,375
Spectrum Brands Holdings, Inc. 9.50%, 6/15/18[1]	8,000,000	8,800,000

		42,068,375

Insurance — 1.59%
Chubb Corp. 6.38%, 3/29/67[2]	29,500,000	30,901,250
MBIA Insurance Corp. 14.00%, 1/15/33[1,2,4]	7,150,000	3,789,500

		34,690,750

Iron/Steel — 1.92%
Allegheny Technologies, Inc. 9.38%, 6/1/19	13,000,000	15,210,000
ArcelorMittal (Luxembourg) 7.00%, 10/15/39[3]	25,625,000	26,677,086

		41,887,086

Leisure Time — 1.45%
Equinox Holdings, Inc. 9.50%, 2/1/16[1]	29,867,000	31,696,354
Lodging — 0.35%
Hyatt Hotels Corp. 6.88%, 8/15/19[1]	7,000,000	7,665,035
Media — 1.44%
Clear Channel Worldwide Holdings, Inc. 9.25%, 12/15/17	600,000	655,500
Clear Channel Worldwide Holdings, Inc. 9.25%, 12/15/17	2,400,000	2,640,000
ProQuest LLC/ProQuest Notes Co. 9.00%, 10/15/18[1]	27,230,000	28,183,050

		31,478,550

Notes to Financial Statements are an integral part of this Schedule.

5

Driehaus Active Income Fund
Schedule of Investments
December 31, 2010

	Shares,
	Principal
	Amount, or
	Number of
	Contracts	Value

Miscellaneous Manufacturing — 2.41%
Amsted Industries, Inc. 8.13%, 3/15/18[1]	$19,475,000	$20,765,219
GE Capital Trust I 6.38%, 11/15/67[2]	32,140,000	31,858,775

		52,623,994

Oil & Gas — 1.35%
Anadarko Petroleum Corp. 8.70%, 3/15/19	7,000,000	8,561,490
Tesoro Corp. 6.63%, 11/1/15	13,000,000	13,260,000
Valero Energy Corp. 6.63%, 6/15/37	7,500,000	7,641,120

		29,462,610

Packaging & Containers — 0.24%
Graham Packaging Co. LP/GPC Capital Corp. I 9.88%, 10/15/14	5,000,000	5,200,000
Pharmaceuticals — 0.76%
ConvaTec Healthcare E S.A. (Luxembourg) 10.50%, 12/15/18[1,3,4]	4,500,000	4,533,750
Patheon, Inc. (Canada) 8.63%, 4/15/17[1,3]	12,000,000	12,030,000

		16,563,750

Pipelines — 1.67%
Enbridge Energy Partners LP 8.05%, 10/1/77[2]	31,500,000	32,434,605
Oneok, Inc. 6.00%, 6/15/35	4,250,000	4,130,001

		36,564,606

Retail — 6.81%
Dunkin Finance Corp. 9.63%, 12/1/18[1]	29,000,000	29,435,000
Giraffe Acquisition Corp. 9.13%, 12/1/18[1]	10,500,000	10,998,750
Michaels Stores, Inc. 11.38%, 11/1/16	15,500,000	16,972,500
Michaels Stores, Inc. 7.75%, 11/1/18[1]	19,000,000	19,047,500
Neiman Marcus Group, Inc. 9.00%, 10/15/15	19,483,000	20,505,857
Neiman Marcus Group, Inc. 10.38%, 10/15/15	10,362,000	10,996,673
QVC, Inc. 7.38%, 10/15/20[1]	500,000	526,250
Rite Aid Corp. 10.38%, 7/15/16	22,850,000	23,878,250
Rite Aid Corp. 9.50%, 6/15/17	12,850,000	10,986,750
Rite Aid Corp. 10.25%, 10/15/19	5,000,000	5,218,750

		148,566,280

Software — 0.50%
SSI Investments II/SSI Co. — Issuer LLC 11.13%, 6/1/18	10,000,000	10,900,000
Telecommunications — 2.47%
PAETEC Escrow Corp. 9.88%, 12/1/18[1]	17,500,000	18,068,750
PAETEC Holding Corp. 9.50%, 7/15/15	9,229,000	9,598,160
Telcordia Technologies, Inc. 11.00%, 5/1/18[1]	26,000,000	26,260,000

		53,926,910

Total CORPORATE BONDS (Cost $928,770,523)		979,133,634

CONVERTIBLE CORPORATE BONDS — 18.20%
Airlines — 1.45%
UAL Corp. 5.00%, 2/1/21	22,900,000	21,583,250
UAL Corp. 4.50%, 6/30/21	10,000,000	10,175,000

		31,758,250

Auto Manufacturers — 3.50%
Ford Motor Co. 4.25%, 11/15/16	38,150,000	76,443,062
Biotechnology — 0.88%
Amylin Pharmaceuticals, Inc. 2.50%, 4/15/11	19,170,000	19,217,925
Computers — 1.30%
SanDisk Corp. 1.50%, 8/15/17	25,100,000	28,457,125
Electrical Components & Equipment — 2.21%
SunPower Corp. 4.50%, 3/15/15[1]	8,500,000	7,666,150
Suntech Power Holdings Co., Ltd. (China) 3.00%, 3/15/13[3]	46,119,000	40,642,369

		48,308,519

Energy — Alternate Sources — 0.64%
LDK Solar Co., Ltd. (China) 4.75%, 4/15/13[3]	14,124,000	13,929,795
Entertainment — 1.80%
International Game Technology 3.25%, 5/1/14	33,818,000	39,186,608
Lodging — 0.34%
Gaylord Entertainment Co. 3.75%, 10/1/14[1]	5,000,000	7,312,500

Notes to Financial Statements are an integral part of this Schedule.

6

Driehaus Active Income Fund
Schedule of Investments
December 31, 2010

	Shares,
	Principal
	Amount, or
	Number of
	Contracts	Value

Real Estate Investment Trusts — 1.54%
Boston Properties LP 3.63%, 2/15/14[1]	$14,000,000	$14,962,500
Developers Diversified Realty Corp. 1.75%, 11/15/40	1,000,000	1,063,750
Host Hotels & Resorts LP 2.50%, 10/15/29[1]	12,500,000	17,671,875

		33,698,125

Retail — 0.09%
Regis Corp. 5.00%, 7/15/14	1,500,000	1,923,750
Semiconductors — 1.14%
ON Semiconductor Corp. 2.63%, 12/15/26	21,100,000	24,818,875
Telecommunications — 3.31%
Ixia 3.00%, 12/15/15[1]	6,000,000	6,697,500
NII Holdings, Inc. 3.13%, 6/15/12	16,625,000	16,396,406
Virgin Media, Inc. 6.50%, 11/15/16	29,550,000	49,053,000

		72,146,906

Total CONVERTIBLE CORPORATE BONDS (Cost $333,184,005)		397,201,440

U.S. GOVERNMENT AND AGENCY SECURITIES — 3.87%
Federal Home Loan Banks 1.38%, 5/16/11	20,000,000	20,089,400
Freddie Mac Non Gold Pool 2.68%, 6/1/34[2]	1,384,959	1,444,911
United States Treasury Inflation Indexed Bonds 3.50%, 1/15/11	62,829,000	62,912,437

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $84,293,275)		84,446,748

COMMON STOCK — 0.74%
Airlines — 0.13%
United Continental Holdings, Inc.	118,124	$2,813,714
Auto Parts & Equipment — 0.57%
Lear Corp.*	126,795	12,515,934
Miscellaneous Manufacturing — 0.04%
Griffon Corp.	66,800	851,032

Total COMMON STOCK (Cost $12,190,987)		16,180,680

CONVERTIBLE PREFERRED STOCK — 7.15%
Auto Manufacturers — 3.13%
Motors Liquidation Co. 5.25%, 6/6/32[4]	475,000	3,819,000
Motors Liquidation Co. 6.25%, 7/15/33[4]	7,940,650	64,636,891

		68,455,891

Banks — 2.44%
Bank of America Corp. 7.25%, 12/31/49	49,255	47,135,557
Citigroup, Inc. 7.50%, 12/15/12	45,000	6,151,050

		53,286,607

Telecommunications — 1.58%
Lucent Technologies Capital Trust I 7.75%, 3/15/17[4]	39,434	34,406,165

Total CONVERTIBLE PREFERRED STOCK (Cost $146,646,367)		156,148,663

PREFERRED STOCKS — 4.48%
Banks — 0.42%
Goldman Sachs Group, Inc. 6.13%, 11/1/60	400,000	9,260,000
Diversified Financial Services — 0.02%
Citigroup Capital XIII 7.88%, 10/30/40[2]	20,000	538,200
Food — 1.41%
H.J. Heinz Finance Co. 8.00%, 7/15/13[1]	285	30,735,469
Lodging — 1.27%
Las Vegas Sands Corp. 10.00%, 11/15/11[4]	247,238	27,628,847
Telecommunications — 1.36%
Centaur Funding Corp. (Cayman Islands) 9.08%, 4/21/20[1,3]	27,242	29,574,596

Total PREFERRED STOCKS (Cost $93,307,124)		97,737,112

PURCHASED PUT OPTIONS — 0.01%
LDK Solar Co. Ltd., Exercise Price: $2.50, (China) Expiration Date: January, 2011*[3,4]	66,845	—
MBIA, Inc., Exercise Price: $5.00, Expiration Date: January, 2012*	3,300	181,500

Notes to Financial Statements are an integral part of this Schedule.

7

Driehaus Active Income Fund
Schedule of Investments
December 31, 2010

	Shares,
	Principal
	Amount, or
	Number of
	Contracts	Value

MBIA, Inc., Exercise Price: $4.00, Expiration Date: January, 2012*	2,700	$89,100
Suntech Power Holdings Co., Exercise Price: $5.00, (China) Expiration Date: January, 2011*[3]	22,719	—
Trina Solar Ltd. — Spon. ADR, Exercise Price: $2.50, (China) Expiration Date: January, 2011*[3]	6,668	—
Trina Solar Ltd. — Spon. ADR, Exercise Price: $1.25, (China) Expiration Date: January, 2011*[3]	10,000	—
UAL Corp., Exercise Price: $2.50, Expiration Date: January, 2011*	14,447	—

Total PURCHASED PUT OPTIONS (Cost $8,419,076)		270,600

SHORT-TERM INVESTMENTS — 14.42%
UMB Money Market Fiduciary 0.01%	314,769,315	314,769,315

Total SHORT-TERM INVESTMENTS (Cost $314,769,315)		314,769,315

TOTAL INVESTMENTS (COST $2,068,035,325)	100.47%	$2,193,354,963
Other Assets less Liabilities	(0.47)%	(10,292,623)

Net Assets	100.00%	$2,183,062,340

SECURITIES SOLD SHORT

CORPORATE BONDS — (0.53)%
Advertising — (0.36)%
Visant Corp. 10.00%, 10/1/17[1]	$(7,320,000)	$(7,795,800)
Telecommunications — (0.17)%
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/1/15[1]	(1,662,000)	(1,799,115)
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/1/17[1]	(1,900,000)	(1,971,250)

		(3,770,365)

Total CORPORATE BONDS (Proceeds $11,549,922)		(11,566,165)

U.S. GOVERNMENT AND AGENCY SECURITIES — (18.04)%
United States Treasury Note/Bond
2.63%, 6/30/14	(58,300,000)	(61,019,170)
3.13%, 1/31/17	(30,000,000)	(31,176,570)
2.75%, 2/15/19	(156,239,000)	(154,249,453)
3.13%, 5/15/19	(10,000,000)	(10,107,030)
3.63%, 8/15/19	(20,000,000)	(20,896,880)
3.50%, 5/15/20	(30,000,000)	(30,736,110)
4.25%, 5/15/39	(31,062,500)	(30,606,285)
4.50%, 8/15/39	(53,500,000)	(54,946,158)

		(393,737,656)

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Proceeds $383,028,797)		(393,737,656)

COMMON STOCK — (8.20)%
Airlines — (0.08)%
United Continental Holdings, Inc.*	(70,875)	(1,688,243)
Auto Manufacturers — (3.03)%
Ford Motor Co.*	(3,935,747)	(66,081,192)
Computers — (0.69)%
SanDisk Corp.*	(302,145)	(15,064,950)
Electrical Components & Equipment — (0.09)%
SunPower Corp. — Cl. A*	(151,900)	(1,948,877)
Entertainment — (0.80)%
International Game Technology	(988,808)	(17,492,014)
Lodging — (0.25)%
Gaylord Entertainment Co.*	(155,450)	(5,586,873)
Real Estate Investment Trusts — (0.72)%
Boston Properties, Inc.	(35,800)	(3,082,380)
Host Hotels & Resorts, Inc.	(703,100)	(12,564,397)

		(15,646,777)

Retail — (0.05)%
Regis Corp.	(72,750)	(1,207,650)
Semiconductors — (0.60)%
ON Semiconductor Corp.*	(1,337,988)	(13,219,321)
Telecommunications — (1.89)%
Ixia*	(199,466)	(3,347,039)
Virgin Media, Inc.*	(1,389,700)	(37,855,428)

		(41,202,467)

Total COMMON STOCK (Proceeds $138,707,151)		(179,138,364)

Total INVESTMENT SECURITIES SOLD SHORT (Proceeds $533,285,870)	(26.77)%	$(584,442,185)

Notes to Financial Statements are an integral part of this Schedule.

8

Driehaus Active Income Fund
Schedule of Investments
December 31, 2010

* Non-income producing security.

[1]	144A restricted security.
[2]	Variable rate security.
[3]	Foreign security denominated in U.S. dollars and traded on a U.S. exchange.
[4]	Security valued at fair value as determined in good faith by Driehaus Capital Management LLC, investment adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.

Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

9

Driehaus Active Income Fund
Schedule of Investments
December 31, 2010

			Pay/
			ReceiveA			Premium	Unrealized
		Notional	Fixed	Fixed	Expiration	Paid	Appreciation/
Counterparty	Reference Instrument	AmountB	Rate	Rate	Date	(Received)	(Depreciation)	Credit Event	RatingC

SWAP CONTRACTS
Credit Default Swaps
Goldman Sachs	Alcatel-Lucent USA, Inc. 6.50%, 1/15/28	$15,000,000	Pay	5.00%	9/20/2012	$(480,584)	$(281,716)	Bankruptcy/FTP	B
Goldman Sachs	Alcatel-Lucent USA, Inc. 6.50%, 1/15/28	5,000,000	Pay	5.00	12/20/2012	(278,812)	17,236	Bankruptcy/FTP	B
Goldman Sachs	Boston Properties L.P. 6.25%, 1/15/13	11,000,000	Pay	1.00	9/20/2014	848,323	(901,029)	Bankruptcy/FTP	A-
Goldman Sachs	Brunswick Corp. 7.13%, 8/1/27	10,000,000	Pay	5.00	12/20/2014	40,542	(1,101,006)	Bankruptcy/FTP	CCC
Goldman Sachs	Brunswick Corp. 7.13%, 8/1/27	10,000,000	Pay	5.00	12/20/2014	(143,212)	(917,252)	Restructuring/ Bankruptcy/FTP	CCC
Goldman Sachs	Centex Corp. 5.25%, 6/15/15	5,000,000	Pay	4.21	3/20/2013	—	(287,301)	Bankruptcy/FTP	BB-
Goldman Sachs	Continental Airlines, Inc. 5.00%, 6/15/23	1,000,000	Receive	5.00	6/20/2013	(400,000)	403,340	Bankruptcy/FTP	B
Goldman Sachs	Continental Airlines, Inc. 5.00%, 6/15/23	500,000	Receive	4.93	6/20/2012	—	5,299	Bankruptcy/FTP	B
Goldman Sachs	Continental Airlines, Inc. 5.00%, 6/15/23	1,000,000	Receive	5.00	6/20/2013	(290,000)	293,340	Bankruptcy/FTP	B
Goldman Sachs	CVS Caremark Corp. 4.88%, 9/15/14	10,000,000	Pay	1.00	9/20/2014	(286,840)	57,879	Bankruptcy/FTP	BBB+
Goldman Sachs	Dow Jones CDX NA High Yield Series II Index	7,830,000	Pay	5.00	12/20/2013	2,158,144	(2,691,009)	Bankruptcy/FTP	CCC
Goldman Sachs	Dow Jones CDX NA Investment Grade Series 8 Index	2,420,000	Receive	0.35	6/20/2012	(34,974)	26,653	Bankruptcy/FTP	BBB
Goldman Sachs	Enbridge Energy, L.P. 4.75%, 6/1/13	10,000,000	Pay	1.00	6/20/2015	56,732	(83,792)	Bankruptcy/FTP	BBB
Goldman Sachs	H.J. Heinz Co. 6.38%, 7/15/28	10,000,000	Pay	1.00	9/20/2014	(320,193)	74,380	Bankruptcy/FTP	BBB
Goldman Sachs	iStar Financial, Inc. 6.00%, 12/15/10	4,000,000	Pay	5.50	3/20/2013	—	131,851	Bankruptcy/FTP	CCC
Goldman Sachs	iStar Financial, Inc. 6.00%, 12/15/10	4,000,000	Pay	5.05	6/20/2013	—	179,245	Bankruptcy/FTP	CCC
Goldman Sachs	iStar Financial, Inc. 5.95%, 10/15/13	5,000,000	Pay	5.00	6/20/2013	700,000	(471,205)	Bankruptcy/FTP	CCC-
Goldman Sachs	iStar Financial, Inc. 5.95%, 10/15/13	5,000,000	Pay	5.00	6/20/2013	725,000	(496,205)	Restructuring/ Bankruptcy/FTP	CCC-
Goldman Sachs	Limited Brands, Inc. 6.13%, 12/1/12	4,150,000	Pay	3.38	6/20/2013	—	(269,096)	Restructuring/ Bankruptcy/FTP	BB+
Goldman Sachs	Limited Brands, Inc. 6.13%, 12/1/12	4,700,000	Pay	2.55	6/20/2013	—	(208,343)	Restructuring/ Bankruptcy/FTP	BB+
Goldman Sachs	Limited Brands, Inc. 6.90%, 7/15/17	15,000,000	Pay	1.00	12/20/2015	679,159	(383,546)	Restructuring/ Bankruptcy/FTP	BB+
Goldman Sachs	Liz Claiborne, Inc. 5.00%, 7/8/13	15,000,000	Pay	5.00	9/20/2014	1,875,000	(1,862,780)	Restructuring/ Bankruptcy/FTP	CCC+
Goldman Sachs	Liz Claiborne, Inc. 5.00%, 7/8/13	15,000,000	Pay	5.00	12/20/2014	1,087,500	(1,015,087)	Restructuring/ Bankruptcy/FTP	CCC+

Notes to Financial Statements are an integral part of this Schedule.

10

Driehaus Active Income Fund
Schedule of Investments
December 31, 2010

			Pay/
			ReceiveA			Premium	Unrealized
		Notional	Fixed	Fixed	Expiration	Paid	Appreciation/
Counterparty	Reference Instrument	AmountB	Rate	Rate	Date	(Received)	(Depreciation)	Credit Event	RatingC

Goldman Sachs	Masco Corp. 6.13%, 10/3/16	$15,000,000	Pay	1.00%	12/20/2015	$1,047,333	$(182,640)	Bankruptcy/FTP	BBB
Goldman Sachs	Newell Rubbermaid, Inc. 5.50%, 4/15/13	30,000,000	Pay	1.00	6/20/2014	620,488	(850,009)	Bankruptcy/FTP	BBB-
Goldman Sachs	RadioShack Corp. 7.38%, 5/15/11	9,000,000	Pay	2.27	9/20/2013	—	(312,147)	Bankruptcy/FTP	BB
Morgan Stanley	Sprint Nextel Corp. 6.00%, 12/1/16	5,000,000	Pay	5.00	12/20/2015	(276,094)	(42,378)	Restructuring/ Bankruptcy/FTP	BB-
Goldman Sachs	Standard Pacific Corp. 7.00%, 8/15/15	4,000,000	Receive	6.70	9/20/2013	—	496,279	Bankruptcy/FTP	B
Goldman Sachs	The Chubb Corp. 6.60%, 8/15/18	10,000,000	Pay	1.00	12/20/2014	(242,813)	134,116	Bankruptcy/FTP	A+
Goldman Sachs	The Chubb Corp. 6.60%, 8/15/18	10,000,000	Pay	1.00	3/20/2015	(257,326)	152,141	Bankruptcy/FTP	A+
Goldman Sachs	TRW Automotive, Inc. 7.25%, 3/15/17	5,000,000	Pay	5.00	3/20/2015	92,579	(737,595)	Bankruptcy/FTP	BB
Goldman Sachs	TRW Automotive, Inc. 7.25%, 3/15/17	3,000,000	Pay	5.00	6/20/2015	(133,100)	(250,910)	Bankruptcy/FTP	BB
Goldman Sachs	Tyson Foods, Inc. 7.35%, 4/1/16	6,000,000	Pay	3.05	9/20/2013	—	(308,759)	Bankruptcy/FTP	BB+
Goldman Sachs	Vornado Realty L.P. 4.75%, 12/1/10	5,500,000	Pay	1.50	6/20/2013	—	(123,330)	Restructuring/ Bankruptcy/FTP	BBB

Total Credit Default Swaps						6,786,852	(11,805,376)

Total Swap Contracts						$6,786,852	$(11,805,376)

A	If the Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument and thus the Fund is a buyer of protection. If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument and thus is a seller of protection.

B	For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse has been entered into in association with the contracts.

C	Based on Standard & Poor’s corporation credit rating (unaudited).

FTP=Failure to Pay

FUTURES CONTRACTS

	Number of		Unrealized
	Contracts	Expiration	Appreciation/
Futures Contracts	Long/(Short)	Date	(Depreciation)

U.S. 10 Year Treasury Note	(100)	March 2011	$(139,249)
U.S. 30 Year Treasury Note	(50)	March 2011	(145,406)

Total Futures Contracts			$(284,655)

Notes to Financial Statements are an integral part of this Schedule.

11

Driehaus Select Credit Fund — Portfolio Managers’ Letter

Dear Shareholders,

The Driehaus Select Credit Fund, which launched on September 30, 2010, finished the year with a since inception gain of 3.43%1. The Fund outperformed its benchmark, the Citigroup 3-Month Treasury Bill Index (the “Benchmark”), which returned 0.04% for the same period. The Fund also outperformed the Merrill Lynch U.S. High Yield Master II Index (the “Index”), which returned 3.07% for the same period.

The year began with an economy bringing itself back to life. Mixed economic signals and sovereign debt worries throughout the first half of the year kept many investors divided between bull and bear camps. Volatility spiked in response to the prospect of European sovereign defaults and the U.S. flash crash in May. Unemployment remained chronically high and subdued inflation weighed on a matrix of financial underpinnings. Quantitative Easing 1 (“QE1”), which was put in place to stabilize the banking system in 2008, began to fade and was followed by Quantitative Easing 2 (“QE2”). This new bout of quantitative easing set the tone for an overriding theme in the markets throughout 2010 as the U.S. Federal Reserve set out to achieve higher levels of employment, economic output and inflation.

As the year progressed, strong economic data and plentiful credit paved the way for gains across stocks, bonds and commodities. A record low yield environment courtesy of the U.S. Federal Reserve supported the restructuring of corporate capital structures and provided the backbone for a benign default outlook. Rising global growth prospects trumped Euro-led contagion and U.S. “double dip” fears, which in turn sparked a rally in commodities and stocks. The fixed income markets posted a year of gains, but showed substantial weakness into year end as treasury yields began to rise.

Reflecting back on the year, 2010 was a great year for investing. It is not too often when you will record gains across stocks, bonds, and commodities all in the same year. Unfortunately for the Fund, absolute return strategies generally lagged long-only strategies during the year. Nevertheless, with the HFRI and HFRX Global Hedge Fund Indices up 10.3% and 5.2% for the year, respectively, 2010 can hardly be considered a disaster.

The Fund outperformed the Benchmark in October aided by stronger fundamental macroeconomic data and expectations for QE2, which increased appetite for risk across global markets. In November, markets wrestled with continued worries over the fate of Europe. As a result, most assets dropped in value slightly as equities inched lower and credit spreads widened. Even Treasuries, typically a safe haven during these bouts of fear, traded lower throughout November resulting in underperformance relative to the Benchmark; however, the Fund did outperform its Index. The Fund finished 2010 on a strong note as investors embraced continued signs of a global economic recovery. The response by risky assets was strong in December, as the S&P 500 Index jumped 6.7% during the month. Even more impressive, the Dow Jones UBS Commodity Total Return Index leapt 10.7%. This flight to risk sparked another month of losses in U.S. Treasuries as yields jumped across the curve.

The bulk of our gains were generated from our Capital Structure Arbitrage, Convertible Arbitrage and Directional Long strategies since the Fund’s inception. The largest detractor from returns was our Volatility Trading segment. We took our cues from a very transparent U.S. Federal Reserve. Their commentary and actions throughout the year dictated that investors should be buying riskier assets (equities, high yield, commodities and preferred securities) and decrease exposure to those that may be hurt by inflation (U.S. Treasuries, investment grade fixed income and cash).

Correlations between the Fund and the other instruments (S&P 500 Index, oil futures, the U.S. Dollar Index, the 10 Year Treasury, the Barclays Capital U.S. Aggregate Bond Index, the Chicago Board Options Exchange Volatility Index, and the J.P. Morgan High Yield 100 Index) were relatively low. Though there is only one quarter’s worth of data, there were no assets that displayed any significant correlation to the Fund. Given the concentrated construction of the Fund and the event driven nature of many of the trades, we do not expect the Fund to be significantly correlated to any of the aforementioned assets over extended periods of time.

Going forward, we expect the markets to continue to support risky assets. We would not be surprised to see spikes in volatility along the way, much like in 2010, as fiscal budgets globally are stretched and inflation signals have clearly emerged around the world. But in the end, we believe high yield and distressed credit should benefit from an increased appetite for risk and strong balance sheets. Given that, we expect the default rate for U.S. high yield next year will fall below 3% and that spreads should continue to tighten towards historical averages. We

12

expect rates to grind higher given the end of the Fed’s Treasury purchase program, concerns over continued budget deficits, and fund flows out of fixed income and into equities.

In summary, we believe 2011 presents another great year for investment opportunities and will likely bring a host of mergers and acquisitions, leveraged buyouts and shareholder friendly actions that will lift equity valuations and provide us with greater investment opportunities within a company’s capital structure. The Driehaus Select Credit Fund currently has a net long bias, and consequently, we would expect it to perform better in a stable or improving credit environment as compared to a deteriorating one. We believe the Driehaus Select Credit Fund will exhibit annualized volatility of 5-7% over the next year.

We thank you for your continued support and interest in our Fund. We wish you the best in getting off to a positive start in the New Year.

Sincerely,

K.C. Nelson	Mirsada Durakovic	Elizabeth Cassidy
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

[1]	During this period, the Fund’s return reflects fee waivers and/or reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

13

Driehaus Select Credit Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $25,000 investment (minimum investment) in the Fund since September 30, 2010 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Since Inception
Cumulative Total Return as of 12/31/10	(09/30/10 - 12/31/10)
Driehaus Select Credit Fund (DRSLX)[1]	3.43%
Citigroup 3-Month T-Bill Index[2]	0.04%
Merrill Lynch U.S. High Yield Master II Index[3]	3.07%

[1]	The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3 month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

[3]	The Merrill Lynch U.S. High-Yield Bond Master II Index is an unmanaged index that tracks the performance of below-investment grade, U.S.-dollar denominated corporate bonds publicly issued in the U.S. domestic market.

14

Driehaus Select Credit Fund
Schedule of Investments
December 31, 2010

	Shares,
	Principal
	Amount, or
	Number of
	Contracts	Value

BANK LOANS — 11.17%
Advertising — 4.70%
Advantage Sales & Marketing LLC 9.25%, 5/29/18[2,4]	$500,000	$505,000
Visant Corp. 7.00%, 12/22/16[2]	600,000	606,600

		1,111,600

Commercial Services — 2.17%
Language Line LLC 10.50%, 10/26/16[2,4]	500,000	512,500
Diversified Financial Services — 4.30%
Fifth Third Processing Solutions, Inc. 8.25%, 11/1/17[2]	1,000,000	1,017,500

Total BANK LOANS (Cost $2,580,866)		2,641,600

CORPORATE BONDS — 24.99%
Banks — 3.63%
ABN Amro North American Holding Preferred Capital Repackage Trust I 6.52%, 12/29/49[1,2]	1,000,000	857,500
Commercial Services — 4.60%
DynCorp International, Inc. 10.38%, 7/1/17[1,4]	500,000	506,250
Wyle Services Corp. 10.50%, 4/1/18[1,4]	600,000	582,000

		1,088,250

Food — 4.25%
Dean Foods Co. 9.75%, 12/15/18[1,4]	1,000,000	1,005,000
Healthcare — Services — 2.12%
Aurora Diagnostics Holdings/Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18[1,4]	500,000	500,000
Household Products/Wares — 3.12%
Armored Autogroup, Inc. 9.25%, 11/1/18[1,4]	750,000	738,750
Insurance — 2.80%
MBIA Insurance Corp. 14.00%, 1/15/33[1,2,4]	1,250,000	662,500
Pharmaceuticals — 2.13%
ConvaTec Healthcare E S.A. (Luxembourg) 10.50%, 12/15/18[1,3,4]	500,000	503,750
Retail — 2.34%
Rite Aid Corp. 6.88%, 8/15/13	600,000	552,000

Total CORPORATE BONDS (Cost $5,878,996)		5,907,750

CONVERTIBLE CORPORATE BONDS — 15.05%
Computers — 3.84%
SanDisk Corp. 1.50%, 8/15/17	800,000	907,000
Electrical Components & Equipment — 1.87%
Suntech Power Holdings Co., Ltd. (China) 3.00%, 3/15/13[3]	500,000	440,625
Healthcare — Products — 2.45%
Volcano Corp. 2.88%, 9/1/15	500,000	580,000
Retail — 2.17%
Regis Corp. 5.00%, 7/15/14	400,000	513,000
Telecommunications — 4.72%
Ixia 3.00%, 12/15/15[1]	1,000,000	1,116,250

Total CONVERTIBLE CORPORATE BONDS (Cost $3,357,435)		3,556,875

PREFERRED STOCKS — 14.69%
Auto Manufacturers — 6.27%
General Motors Co. 4.75%, 12/01/13	20,000	1,082,200
Motors Liquidation Co. 7.25%, 4/15/41	50,000	400,625

		1,482,825

Lodging — 4.73%
Las Vegas Sands Corp. 10.00%, 11/15/11[4]	10,000	1,117,500
Telecommunications — 3.69%
Lucent Technologies Capital Trust I 7.75%, 3/15/17[4]	1,000	872,500

Total PREFERRED STOCKS (Cost $3,409,062)		3,472,825

PURCHASED CALL OPTIONS — 0.45%
Equinix, Inc., Exercise Price: $75.00, Expiration Date: January, 2011*	150	106,500

Total PURCHASED CALL OPTIONS (Cost $80,112)		106,500

PURCHASED PUT OPTIONS — 3.66%
Great Atlantic and Pacific Tea Co., Exercise Price: $2.00, Expiration Date: May, 2011*[4]	4,560	804,384
MBIA, Inc., Exercise Price: $5.00, Expiration Date: January, 2012*	1,100	60,500

Total PURCHASED PUT OPTIONS (Cost $329,822)		864,884

Notes to Financial Statements are an integral part of this Schedule.

15

Driehaus Select Credit Fund
Schedule of Investments
December 31, 2010

	Shares,
	Principal
	Amount, or
	Number of
	Contracts	Value

SHORT-TERM INVESTMENTS — 28.58%
UMB Money Market Fiduciary 0.01%	$6,755,648	$6,755,648

Total SHORT-TERM INVESTMENTS (Cost $6,755,648)		6,755,648

TOTAL INVESTMENTS (COST $22,391,941)	98.59%	$23,306,082
Other Assets less Liabilities	1.41%	332,960

Net Assets	100.00%	$23,639,042

SECURITIES SOLD SHORT

CORPORATE BONDS — (2.64)%
Advertising — (1.80)%
Visant Corp. 10.00%, 10/1/17[1]	$(400,000)	$(426,000)
Telecommunications — (0.84)%
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/1/15[1]	(88,000)	(95,260)
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/1/17[1]	(100,000)	(103,750)

		(199,010)

Total CORPORATE BONDS (Proceeds $624,590)		(625,010)

COMMON STOCK — (7.16)%
Computers — (2.42)%
SanDisk Corp.	(11,455)	(571,146)
Healthcare — Products — (1.17)%
Volcano Corp.	(10,120)	(276,377)
Retail — (1.27)%
Regis Corp.	(18,110)	(300,626)
Telecommunications — (2.30)%
Ixia	(32,471)	(544,864)

Total COMMON STOCK (Proceeds $1,668,673)		(1,693,013)

Total INVESTMENT SECURITIES SOLD SHORT (Proceeds $2,293,263)	(9.80)%	$(2,318,023)

*	Non-income producing security.
[1]	144A restricted security.
[2]	Variable rate security.
[3]	Foreign security denominated in U.S. dollars and traded on a U.S. exchange.
[4]	Security valued at fair value as determined in good faith by Driehaus Capital Management LLC, investment adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.

Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

16

Driehaus Select Credit Fund
Schedule of Investments
December 31, 2010

			Pay/
			ReceiveA			Premium	Unrealized
		Notional	Fixed	Fixed	Expiration	Paid	Appreciation/
Counterparty	Reference Instrument	AmountB	Rate	Rate	Date	(Received)	(Depreciation)	Credit Event	RatingC

SWAP CONTRACTS
Credit Default Swaps
Goldman Sachs	Masco Corp. 6.13%, 10/3/16	$500,000	Pay	1.00%	12/20/2015	$39,569	$(10,746)	Bankruptcy/FTP	BBB

Total Credit Default Swaps						39,569	(10,746)

Total Swaps Contracts						$39,569	$(10,746)

A	If the Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument and thus the Fund is a buyer of protection. If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument and thus is a seller of protection.

B	For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse has been entered into in association with the contracts.

C	Based on Standard & Poor’s corporation credit rating (unaudited).

FTP=Failure to Pay

FUTURES CONTRACTS

	Number of		Unrealized
	Contracts	Expiration	Appreciation/
Futures Contracts	Long/(Short)	Date	(Depreciation)

U.S. 10 Year Treasury Note	(10)	March 2011	$(2,050)

Notes to Financial Statements are an integral part of this Schedule.

17

Statements of Assets and Liabilities
December 31, 2010

	Driehaus	Driehaus
	Active Income	Select Credit
	Fund	Fund

ASSETS:
Investments securities, at fair value (cost $2,059,616,249 and $21,982,007, respectively)	$2,193,084,363	$22,334,698

Purchased options, at fair value (cost $8,419,076 and $409,934, respectively)	270,600	971,384
Unrealized appreciation on open swap contracts	1,971,759	—
Premiums paid on open swap contracts	9,930,800	39,569
Collateral held at custodian for the benefit of brokers	559,519,250	2,466,370
Receivable for capital stock sold	8,223,743	—
Receivable for interest and dividends	21,271,715	200,287
Prepaid expenses	59,765	23,551
Due from adviser	—	4,878

TOTAL ASSETS	2,794,331,995	26,040,737

LIABILITIES:
Payable for investment securities sold short, at fair value (proceeds $533,285,870 and $2,293,263, respectively)	584,442,185	2,318,023
Unrealized depreciation on open swap contracts	13,777,135	10,746
Premiums received on open swap contracts	3,143,948	—
Payable for capital stock redeemed	2,443,042	—
Payable for investment securities purchased	1,530,000	—
Payable for interest and dividends on securities sold short	3,867,054	12,613
Payable for variation margin	101,562	4,531
Accrued investment advisory fees	1,022,874	—
Accrued shareholder services plan fees	501,674	1,064
Accrued administration and accounting fees	78,344	3,822
Accrued trustees’ fees	18,027	3,828
Accrued expenses	343,810	47,068

TOTAL LIABILITIES	611,269,655	2,401,695

NET ASSETS	$2,183,062,340	$23,639,042

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	197,530,538	2,304,284

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.05	$10.26

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2010:
Paid-in capital	$2,147,550,461	$23,196,341
Undistributed net investment income	7,994,791	10,579
Undistributed net realized loss on investments, futures and swap contracts	(34,556,204)	(444,463)
Net unrealized appreciation (depreciation) on:
Investments	133,468,114	352,691
Purchased options	(8,148,476)	561,450
Securities sold short	(51,156,315)	(24,760)
Futures contracts	(284,655)	(2,050)
Swap contracts	(11,805,376)	(10,746)

NET ASSETS	$2,183,062,340	$23,639,042

Notes to Financial Statements are an integral part of these Statements.

18

Statements of Operations
For the year ended December 31, 2010

	Driehaus	Driehaus
	Active Income	Select Credit
	Fund	Fund*

INVESTMENT INCOME:
Interest income	$78,296,978	$167,529
Dividend income	10,938,137	17,188

Total investment income	89,235,115	184,717

Expenses:
Investment advisory fees	9,750,389	35,381
Shareholder services plan fees	3,343,687	1,064
Custody fees	1,624,844	9,401
Administration and fund accounting fees	818,199	11,343
Federal and state registration fees	151,446	8,191
Legal fees	125,938	5,499
Transfer agent fees and expenses	104,067	12,911
Audit and tax fees	84,789	45,856
Trustees’ fees	83,144	3,828
Reports to shareholders	53,579	1,853
Chief compliance officer fees	9,063	1,562
Miscellaneous	117,435	3,965

Total expenses before dividends and interest on short positions, interest expense, reimbursements and waivers	16,266,580	140,854

Interest on short positions	14,743,705	16,057
Dividends on short positions	628,465	828
Interest expense	105,272	770
Fees waived by adviser	—	(62,523)

Net expenses	31,744,022	95,986

Net investment income	57,491,093	88,731

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on transactions from:
Investments	70,758,381	(354,838)
Purchased options	14,600,249	(65,741)
Securities sold short	(18,451,436)	1,586
Written options	(6,578,591)	—
Futures contracts	871,756	49,103
Swap contracts	(5,636,344)	(736)

Total realized gain (loss) on investments	55,564,015	(370,626)

Change in net unrealized appreciation (depreciation) on:
Investments	24,981,422	352,691
Purchased options	(3,580,613)	561,450
Short positions	(34,611,193)	(24,760)
Written options	(92,376)	—
Futures contracts	(284,655)	(2,050)
Swap contracts	(6,545,853)	(10,746)

Total change in net unrealized appreciation (depreciation) on investments	(20,133,268)	876,585

Net realized and unrealized gain on investments	35,430,747	505,959

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$92,921,840	$594,690

*	Fund commenced operations on September 30, 2010.

Notes to Financial Statements are an integral part of these Statements.

19

Statements of Changes in Net Assets

				Driehaus
				Select Credit
	Driehaus Active Income Fund			Fund
		October 1,		September 30,
		2009*		2010**
	Year Ended	to	Year Ended	to
	December 31,	December 31,	September 30,	December 31,
	2010	2009	2009	2010

Operations:
Net investment income	$57,491,093	$8,433,258	$26,884,733	$88,731
Net realized gain (loss) on investments	55,564,015	3,144,737	34,857,664	(370,626)
Net change in unrealized appreciation (depreciation) on investments	(20,133,268)	22,130,705	78,893,647	876,585

Net increase in net assets resulting from operations	92,921,840	33,708,700	140,636,044	594,690

Distributions:
Net investment income	(50,500,194)	(166,733,165)	(2,850,202)	(122,175)
Net capital gains	(11,667,411)	—	—	(48,949)

Total distributions	(62,167,605)	(166,733,165)	(2,850,202)	(171,124)

Capital share transactions:
Proceeds from shares sold	1,656,262,651	338,381,727	1,059,804,828	23,097,012
Reinvested distributions	57,722,879	166,549,891	2,850,202	170,921
Cost of shares redeemed	(821,391,429)	(148,375,290)	(651,368,419)	(52,457)

Net increase from capital transactions	892,594,101	356,556,328	411,286,611	23,215,476

Total increase in net assets	923,348,336	223,531,863	549,072,453	23,639,042

NET ASSETS:

Beginning of period	$1,259,714,004	$1,036,182,141	$487,109,688	$—

End of period	$2,183,062,340	$1,259,714,004	$1,036,182,141	$23,639,042

Undistributed net investment income (loss)	$7,994,791	$(77,448,914)	$77,706,256	$10,579

Capital share transactions in shares:
Shares sold	150,264,703	27,798,243	98,672,505	2,292,712
Reinvested distributions	5,238,011	15,407,020	279,158	16,692
Shares redeemed	(74,511,512)	(12,139,102)	(61,398,545)	(5,120)

Net increase	80,991,202	31,066,161	37,553,118	2,304,284

*	Fiscal year end changed to December 31.

**	Fund commenced operations on September 30, 2010.

Notes to Financial Statements are an integral part of these Statements.

20

Driehaus Active Income Fund
Financial Highlights

		October 1,				November 8,
	Year ended	2009** to	Year ended	Year ended	Year ended	2005* to
	December 31,	December 31,	September 30,	September 30,	September 30,	September 30,
	2010	2009	2009	2008	2007	2006

Net asset value, beginning of period	$10.81	$12.12	$10.17	$10.25	$10.37	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.36	0.09	0.38	0.23	0.40	0.23
Net realized and unrealized gain/(loss) on investments	0.20	0.26	1.61	(0.24)	(0.21)	0.18

Total from investment operations	0.56	0.35	1.99	(0.01)	(0.19)	0.41

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.26)	(1.66)	(0.04)	(0.04)	(0.31)	(0.04)
Tax return of capital	—	—	—	(0.03)	—	—
Net capital gains	(0.06)	—	—	—	—	—

Total distributions	(0.32)	(1.66)	(0.04)	(0.07)	(0.31)	(0.04)

Net asset value, end of period	$11.05	$10.81	$12.12	$10.17	$10.25	$10.37

Total Return	5.18%	2.87%[1]	19.66%	(0.13)%	1.88%	4.16%[1]
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in 000’s)	$2,183,062	$1,259,714	$1,036,182	$487,110	$191,949	$93,604
Ratio of total expenses to average net assets less waivers	1.79%[3]	1.99%[2,5]	1.96%[7]	1.45%[9]	1.17%[11]	0.95%[2]
Ratio of total expenses to average net assets before waivers	1.79%[3]	1.99%[2,5]	1.96%[7]	1.45%[9]	1.17%[11]	0.98%[2]
Ratio of net investment income to average net assets, net of waivers	3.24%[4]	2.85%[2,6]	3.52%[8]	2.54%[10]	3.86%[12]	3.48%[2]
Ratio of net investment income to average net assets, before waivers	3.24%[4]	2.85%[2,6]	3.52%[8]	2.54%[10]	3.86%[12]	3.45%[2]
Portfolio turnover rate	51%	7%[1]	150%	387%	495%	363%[1]

*	Inception

**	Fiscal year end change to December 31.

[1]	Not annualized.

[2]	Annualized.

[3]	The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.92%.

[4]	The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 4.12%.

[5]	The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.96%.

[6]	The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 3.88%.

[7]	The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.91%.

[8]	The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 4.56%.

[9]	The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.94%.

[10]	The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 3.05%.

[11]	The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.87%.

[12]	The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 4.16%.

Notes to Financial Statements are an integral part of this Schedule.

21

Driehaus Select Credit Fund
Financial Highlights

September 30,
2010*
to
December 31,
2010

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.05
Net realized and unrealized gain on investments	0.29

Total from investment operations	0.34

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.06)
Net capital gains	(0.02)

Total distributions	(0.08)

Net asset value, end of period	$10.26

Total Return	3.43%[1]
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in 000’s)	$23,639
Ratio of total expenses to average net assets less waivers	2.15%[2,3]
Ratio of total expenses to average net assets before waivers	3.54%[2,3]
Ratio of net investment income to average net assets, net of waivers	1.98%[2,4]
Ratio of net investment income to average net assets, before waivers	0.59%[2,4]
Portfolio turnover rate	52%[1]

*	Fund commenced operations on September 30, 2010.

[1]	Not annualized.

[2]	Annualized.

[3]	The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets, less waivers, was 1.75%. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets before waivers was 3.14%.

[4]	The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets less waivers, was 2.38%. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets before waivers was 0.99%.

Notes to Financial Statements are an integral part of this Schedule.

22

Driehaus Mutual Funds
Notes to Financial Statements

A.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company, organized as a Delaware statutory trust, with eight separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The Driehaus Active Income Fund (the “Active Income Fund”) commenced operations on June 1, 2009 following the receipt of the assets and liabilities of the Lotsoff Capital Management Active Income Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund. The reorganization was accomplished by a tax-free exchange of Acquired Fund shares for an equal number of shares of the Active Income Fund as of June 1, 2009. The Active Income Fund seeks to provide current income and capital appreciation. The Driehaus Select Credit Fund (the “Select Credit Fund” and, together with the Active Income Fund, the “Funds”) commenced operations on September 30, 2010. The Select Credit Fund seeks to provide positive returns under a variety of market conditions.

Significant Accounting Policies

The presentation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

Securities Valuation

Investments in securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation. Securities traded on the Nasdaq markets are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the closing bid and ask prices from the exchange the security is primarily traded on. Long-term fixed income securities are valued at the mean of representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. Short-term investments with remaining maturities of 60 days or less are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees.

Each Fund is subject to the Financial Accounting Standards Board (“FASB”) “Fair Value Measurements” (the “Fair Value Statement”), which clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and provides a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. In January 2010, the FASB issued Accounting Standards Update (ASU) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 amends FASB’s “Fair Value Statement” and provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the ASU requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the ASU is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. During the year ended December 31, 2010, there were no significant transfers between levels for the Active Income Fund. For the period from inception

23

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

through December 31, 2010, there were no significant transfers between levels for the Select Credit Fund. The three levels of the fair value hierarchy under the Fair Value Statement are described below:

Level 1 — quoted prices for active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Active Income Fund’s investments as of December 31, 2010:

Assets	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$—	$107,062,273	$—	$107,062,273
Bank Loans	—	40,404,498	—	40,404,498
Common Stocks
Airlines	2,813,714	—	—	2,813,714
Auto Parts & Equipment	12,515,934	—	—	12,515,934
Miscellaneous Manufacturing	851,032	—	—	851,032
Convertible Corporate Bonds	—	397,201,440	—	397,201,440
Convertible Preferred Stocks
Auto Manufacturers	—	68,455,891	—	68,455,891
Banks	53,286,607	—	—	53,286,607
Telecommunications	—	34,406,165	—	34,406,165
Corporate Bonds	—	979,133,634	—	979,133,634
Demand Deposit	314,769,315	—	—	314,769,315
Preferred Stocks
Banks	9,260,000	—	—	9,260,000
Diversified Financial Services	538,200	—	—	538,200
Food	—	30,735,469	—	30,735,469
Lodging	—	27,628,847	—	27,628,847
Telecommunications	—	29,574,596	—	29,574,596
Purchased Put Options	270,600	—	—	270,600
U.S. Government And Agency Securities	—	84,446,748	—	84,446,748

Total	$394,305,402	$1,799,049,561	$—	$2,193,354,963

24

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Liabilities	Level 1	Level 2	Level 3	Total

Common Stocks
Airlines	$(1,688,243)	$—	$—	$(1,688,243)
Auto Manufacturers	(66,081,192)	—	—	(66,081,192)
Computers	(15,064,950)	—	—	(15,064,950)
Electrical Components & Equipment	(1,948,877)	—	—	(1,948,877)
Entertainment	(17,492,014)	—	—	(17,492,014)
Lodging	(5,586,873)	—	—	(5,586,873)
Real Estate Investment Trusts	(15,646,777)	—	—	(15,646,777)
Retail	(1,207,650)	—	—	(1,207,650)
Semiconductors	(13,219,321)	—	—	(13,219,321)
Telecommunications	(41,202,467)	—	—	(41,202,467)
Corporate Bonds	—	(11,566,165)	—	(11,566,165)
U.S. Government And Agency Securities	—	(393,737,656)	—	(393,737,657)

Total	$(179,138,364)	$(405,303,821)	$—	$(584,442,185)

Other Financial Instruments*
Credit Default Swaps	$—	$(5,018,524)	—	$(5,018,524)
Futures Contracts	(284,655)	—	—	(284,655)

Total Swap and Futures Contracts	$(284,655)	$(5,018,524)	$—	$(5,303,179)

*	Other financial instruments are swap and futures contracts, which are detailed in the Schedule of Investments.

The following is a summary of the inputs used to value the Select Credit Fund’s investments as of December 31, 2010:

Assets	Level 1	Level 2	Level 3	Total

Bank Loans	$—	$2,641,600	$—	$2,641,600
Convertible Corporate Bonds	—	3,556,875	—	3,556,875
Corporate Bonds	—	5,907,750	—	5,907,750
Demand Deposit	6,755,648	—	—	6,755,648
Preferred Stocks
Auto Manufacturers	1,082,200	400,625	—	1,482,825
Lodging	—	1,117,500	—	1,117,500
Telecommunications	—	872,500	—	872,500
Purchased Call Options	106,500	—	—	106,500
Purchased Put Options	60,500	804,384	—	864,884

Total	$8,004,848	$15,301,234	$—	$23,306,082

Liabilities
Corporate Bonds	$—	$(625,010)	$—	$(625,010)
Common Stocks
Computers	(571,146)	—	—	(571,146)
Healthcare — Products	(276,377)	—	—	(276,377)
Retail	(300,626)	—	—	(300,626)
Telecommunications	(544,864)	—	—	(544,864)

Total	$(1,693,013)	$(625,010)	$—	$(2,318,023)

25

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Other Financial Instruments*	Level 1	Level 2	Level 3	Total

Credit Default Swaps	$—	$28,823	$—	$28,823
Futures Contracts	(2,050)	—	—	(2,050)

Total Swap and Futures Contracts	$(2,050)	$28,823	$—	$26,773

*	Other financial instruments are swap and futures contracts, which are detailed in the Schedule of Investments.

Securities Sold Short

The Funds are engaged in selling securities short, which obligates them to replace a borrowed security with the same security at current market value. Each Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. Such deposit is included in “Collateral held at custodian for the benefit of brokers” on the Statements of Assets and Liabilities. Each Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Funds on the Statements of Operations.

Federal Income Taxes

The Funds’ policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all their taxable income to their shareholders. Therefore, no federal income tax provision is required.

FASB’s “Accounting for Uncertainty in Income Taxes” (“Tax Statement”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of the Tax Statement and all of the uncertain tax positions and has determined that no liability is required to be recorded in the financial statements as of December 31, 2010. The Funds file tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax years ended September 30, 2007, September 30, 2008, September 30, 2009, December 31, 2009 and December 31, 2010 remain subject to examination by taxing authorities.

At December 31, 2010, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes, were as follows:

	Active	Select
	Income	Credit
	Fund	Fund

Cost of Investments	$2,106,505,281	$23,387,492

Gross Unrealized Appreciation	$100,882,280	$1,067,948
Gross Unrealized Depreciation	(14,032,598)	(153,807)

Net Unrealized Appreciation/(Depreciation) on Investments	$86,849,682	$914,141

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

26

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

The tax character of distributions paid were as follows:

Active Income Fund

	January 1, 2010	October 1, 2009	October 1, 2008
	to	to	to
Distributions paid from:	December 31, 2010	December 31, 2009	September 30, 2009

Ordinary income	$62,167,605	$166,733,165	$2,850,202

Total distributions paid	$62,167,605	$166,733,165	$2,850,202

Select Credit Fund

October 1, 2010
to
Distributions paid from:	December 31, 2010
Ordinary income	$171,124

Total distributions paid	$171,124

As of December 31, 2010, the components of accumulated earnings (deficit) were as follows:

	Active	Select
	Income	Credit
	Fund	Fund

Undistributed ordinary income	$911,353	$
Undistributed long-term capital gains	—	—

Accumulated earnings	911,353
Accumulated capital and other losses	—	—
Unrealized appreciation/(depreciation)	86,849,682	914,141

Total accumulated earnings/(deficit)	$87,761,035	$914,141

Distributions to Shareholders

The Funds record distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. The Funds may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as deferral of wash sales. Prior to January 1, 2010, the Active Income Fund elected treatment as a trader in securities and marked to market its portfolio of securities held at the end of each taxable year for income tax reporting purposes. The Active Income Fund no longer marks to market its portfolio securities at the end of each year.

Foreign Currency Translation

Foreign currency and equity securities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

27

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Active Income Fund had no portfolio hedges during the period January 1, 2010 through December 31, 2010. The Select Credit Fund had no portfolio hedges during the period from inception through December 31, 2010.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) from security transactions and the net change in unrealized appreciation (depreciation) of investments.

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Other

The Trust records security transactions based on trade date. Realized gains and losses on sales of securities are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Pursuant to the terms of certain of the senior unsecured bridge loan agreements, the Funds may have unfunded loan commitments, which are callable on demand. Each Fund has available with the custodian, cash and/or liquid securities having an aggregate value at least equal to the amount of unfunded senior bridge loan commitments. At December 31, 2010, Driehaus Active Income Fund had unfunded senior bridge loan commitments of $100,000,000.

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At December 31, 2010, there were no such outstanding senior loan participation commitments in the Funds.

B.	INVESTMENTS IN DERIVATIVES

Swap Contracts

The Funds are subject to credit risk and interest rate risk exposure in the normal course of pursuing their investment objectives. The Funds may engage in various swap transactions, including forward rate agreements and interest rate, currency, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. In addition to the swap contracts described above, the Funds may also engage in credit default swaps which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy).

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate or receive a floating rate and pay a fixed rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates

28

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

provided by an independent pricing service. Changes in value, including accrued interest, are recorded as unrealized appreciation/(depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Funds may enter into credit default swaps in which the Funds act as guarantor, and may enter into credit default swaps in which the counterparty acts as guarantor. Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation/(depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Funds pay or receive the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value.

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Funds disclose swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of December 31, 2010, the Funds had outstanding swap contracts as listed on the Schedules of Investments and the required collateral is included in the Statements of Assets and Liabilities.

Futures Contracts

The Funds may enter into futures contracts to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities or interest rates. Upon entering into a futures contract with a broker, the Funds are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Funds receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Funds recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contract against default. As of December 31, 2010, the Funds had outstanding futures contracts as listed on the Schedules of Investments and the required collateral is included in the Statements of Assets and Liabilities.

Options Contracts

The Funds may use options contracts to hedge downside risk on their fixed income holdings, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Funds may write covered call and put options on futures, swaps, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an

29

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedules of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Schedules of Investments. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

The premium amount and the number of option contracts written by the Active Income Fund during the period January 1, 2010 through December 31, 2010, were as follows:

	Number of	Premium
Active Income Fund	Contracts	Amount

Options outstanding at December 31, 2009	402	$111,471
Options written	3,203	2,828,548
Options closed	(3,605)	(2,940,019)
Options expired	—	—

Options outstanding at December 31, 2010	—	$—

For the period from inception through December 31, 2010, the Select Credit Fund had no written option contracts.

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of December 31, 2010, the Funds had outstanding options as listed on the Schedules of Investments and the required collateral is included in the Statements of Assets and Liabilities.

Derivative Investment Holdings Categorized by Risk Exposure

Each Fund is subject to FASB’s “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

30

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Active Income Fund’s derivative contracts by primary risk exposure as of December 31, 2010:

	Asset derivatives		Liability derivatives
	Statement of Assets		Statement of Assets
	and Liabilities		and Liabilities
Risk exposure category	location	Fair value	location	Fair value
Credit contracts	Unrealized appreciation		Unrealized depreciation
	on open swap contracts	$1,971,759	on open swap contracts	$13,777,135

Equity contracts	Purchased options, at fair value	270,600	N/A	N/A

Futures contracts*	N/A	N/A	N/A	284,655

Total		$2,242,359		$14,061,790

*	Includes cumulative appreciation/depreciation of futures contracts as shown in the Schedule of Investments.

Only current day’s varation margin is reported in the Statement of Assets and Liabilities.

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Select Credit Fund’s derivative contracts by primary risk exposure as of December 31, 2010:

	Asset derivatives		Liability derivatives
	Statement of Assets		Statement of Assets
	and Liabilities		and Liabilities
Risk exposure category	location	Fair value	location	Fair value
Credit contracts	Unrealized appreciation		Unrealized depreciation
	on open swap contracts	N/A	on open swap contracts	$10,746

Equity contracts	Purchased options, at fair value	$971,384	N/A	N/A

Futures contracts*	N/A	N/A	N/A	2,050

Total		$971,384		$12,796

*	Includes cumulative appreciation/depreciation of futures contracts as shown in the Schedule of Investments.

Only current day’s varation margin is reported in the Statement of Assets and Liabilities.

The following table sets forth the Active Income Fund’s realized gains/losses by primary risk exposure and by type of derivative contract for the period January 1, 2010 through December 31, 2010:

	Amount of realized gain/(loss) on derivatives
	Purchased	Written	Futures	Swap
Risk exposure category	Options	Options	Contracts	Contracts	Total

Credit contracts	$—	$—	$871,756	$(4,239,992)	$(3,368,236)
Equity contracts	14,600,249	(6,578,591)	—	—	8,021,658
Interest rate contracts	—	—	—	(1,396,352)	(1,396,352)

Total	$14,600,249	$(6,578,591)	$871,756	$(5,636,344)	$3,257,070

The following table sets forth the Select Credit Fund’s realized gains/losses by primary risk exposure and by type of derivative contract for the period from inception through December 31, 2010:

	Amount of realized gain/(loss) on derivatives
	Purchased	Written	Futures	Swap
Risk exposure category	Options	Options	Contracts	Contracts	Total

Credit contracts	$—	$—	$49,103	$(736)	$48,367
Equity contracts	(65,741)	—	—	—	(65,741)
Interest rate contracts	—	—	—	—	—

Total	$(65,741)	$—	$49,103	$(736)	$(17,374)

31

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

The following table sets forth the Active Income Fund’s change in unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the period January 1, 2010 through December 31, 2010:

	Change in unrealized appreciation (depreciation) on derivatives
	Purchased	Written	Futures	Swap
Risk exposure category	Options	Options	Contracts	Contracts	Total

Credit contracts	$—	$—	$(284,655)	$(7,695,875)	$(7,980,530)
Equity contracts	(3,580,613)	(92,376)	—	—	(3,672,989)
Interest rate contracts	—	—	—	1,150,022	1,150,022

Total	$(3,580,613)	$(92,376)	$(284,655)	$(6,545,853)	$(10,503,497)

The gross notional amount of swap contracts and the number of option contracts for the Active Income Fund as of December 31, 2010 is included on the Schedule of Investments. The quarterly average gross notional amount of the swap contracts for the Active Income Fund was $231,750,000 for the period January 1, 2010 through December 31, 2010. The quarterly average number of purchased futures contracts for the Active Income Fund was 0 for the period January 1, 2010 through December 31, 2010. The quarterly average number of purchased option contracts for the Active Income Fund was 119,459 for the period January 1, 2010 through December 31, 2010. The fair value of such contracts at December 31, 2010 is set forth in the table above.

The following table sets forth the Select Credit Fund’s change in unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the period from inception through December 31, 2010:

	Change in unrealized appreciation (depreciation) on derivatives
	Purchased	Written	Futures	Swap
Risk exposure category	Options	Options	Contracts	Contracts	Total

Credit contracts	$—	$—	$(2,050)	$(10,746)	$(12,796)
Equity contracts	561,450	—	—	—	561,450
Interest rate contracts	—	—	—	—	—

Total	$561,450	$—	$(2,050)	$(10,746)	$548,654

The gross notional amount of swap contracts and the number of option contracts for the Select Credit Fund as of December 31, 2010 is included on the Schedule of Investments. The quarterly average gross notional amount of the swap contracts for the Select Credit Fund was $500,000 for the period September 30, 2010 through December 31, 2010. The quarterly average number of purchased futures contracts for the Select Credit Fund was 0 for the period September 30, 2010 through December 31, 2010. The quarterly average number of purchased option contracts for the Select Credit Fund was 5,810 for the period September 30, 2010 through December 31, 2010. The fair value of such contracts at December 31, 2010 is set forth in the table above.

C. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Richard H. Driehaus, the President of the Trust, is also the Chairman of the Board of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer.

DCM serves as the Funds’ investment adviser. In return for its services to the Funds, the Funds pay the Adviser an annual management fee on a monthly basis of 0.55% and 0.80% of average net assets, respectively, for the Active Income Fund and Select Credit Fund.

DCM has entered into a written agreement to cap the Select Credit Fund’s annual ordinary operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses and extraordinary expenses) at 1.75% of average daily net assets until at least September 30, 2013. For this same time period, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Select Credit Fund’s expense ratio remains below the operating expense cap. For the period

32

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

September 30, 2010 through December 31, 2010, DCM waived fees and reimbursed expenses totaling $62,523 in the Select Credit Fund pursuant to this agreement.

The Active Income Fund accrued $9,750,389 for investment advisory fees during the period January 1, 2010 through December 31, 2010, of which $1,022,874 was payable to DCM at December 31, 2010. The Select Credit Fund accrued $35,381 for investment advisory fees during the period September 30, 2010 through December 31, 2010, and $4,878 was due to the Select Credit Fund from DCM at December 31, 2010 under the expense agreement described above.

DS LLC is the Funds’ distributor. DS LLC does not earn any compensation from the Funds for these services. DS LLC has entered into a Fee Reimbursement Agreement with the Funds. Under this agreement, the Funds reimburse DS LLC for certain fees paid by DS LLC to intermediaries who provide shareholder administrative and/or sub-transfer agency services to the Fund. Currently, the annual amount to be reimbursed will not exceed 0.25% of the average daily net assets held by such intermediaries. Prior to June 1, 2010 the annual amount to be reimbursed did not exceed 0.15%. For the period January 1, 2010 through December 31, 2010, the Active Income Fund owes $122,883 in reimbursements to DS LLC under this agreement, which is included in accrued shareholder services plan fees on the Statement of Assets and Liabilities. For the period September 30, 2010 through December 31, 2010, the Select Credit Fund owes $1,064 in reimbursements to DS LLC under this agreement, which is included in accrued shareholder services plan fees on the Statement of Assets and Liabilities.

Certain officers of the Trust are also officers of DCM and DS LLC. The Funds pay a portion of the Chief Compliance Officer’s salary and bonus. No other officers received compensation from the Funds.

Affiliates of DCM hold approximately 72% of the Select Credit Fund’s outstanding shares as of December 31, 2010.

UMB Fund Services, Inc. (“UMBFS”), an affiliate of UMB Financial Corporation, serves as the Funds’ administrative and accounting agent. In compensation for these services, UMBFS receives the larger of a monthly minimum fee or a monthly fee based upon each Fund’s average net assets. UMBFS also acts as the transfer agent and dividend disbursing agent for the Funds. For these services, UMBFS receives a monthly fee based in part on shareholder processing activity during the month.

D.	INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding options, futures, short-term securities and U.S. government obligations) for the Active Income Fund for the year ended December 31, 2010, were as follows:

Purchases	$1,433,741,528
Sales	$730,038,681

The aggregate purchases and sales of U.S. government obligations for the Active Income Fund for the year ended December 31, 2010, were as follows:

Purchases	$—
Sales	$208,828

Purchases and sales of investment securities (excluding options, futures, short-term securities and U.S. government obligations) for the Select Credit Fund for the period September 30, 2010 through December 31, 2010, were as follows:

Purchases	$21,396,691
Sales	$5,886,562

33

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

The aggregate purchases and sales of U.S. government obligations for the Select Credit Fund for the period September 30, 2010 through December 31, 2010, were as follows:

Purchases	$—
Sales	$—

E.	RESTRICTED SECURITIES

Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2010, the Funds held restricted securities as denoted on the Schedule of Investments.

F.	PRINCIPAL SHAREHOLDER

As of December 31, 2010, the Active Income Fund had a shareholder that holds 54% of the outstanding shares of the Fund. A significant redemption by this shareholder could affect the Fund’s liquidity. The shareholder is a registered investment adviser providing advisory services to a variety of individual and institutional clients. The Active Income Fund is offered as one of several investment choices for these clients. Clients are permitted to transfer some or all of their account balances into or out of the Active Income Fund at any time.

In addition, the Active Income Fund has a Shareholder Servicing Agreement (the “Agreement”) in place with this shareholder. Under the terms of this Agreement, the Active Income Fund makes payments for services provided on behalf of the Active Income Fund. Such services may include, but shall not be limited to: transfer agent and sub-transfer agent services; aggregating and processing purchase and redemption orders; providing periodic statements; receiving and transmitting funds; processing dividend payments; providing sub-accounting services; forwarding shareholder communications; receiving, tabulating and transmitting proxies; responding to inquiries and performing such other related services as the Active Income Fund may request. The Shareholder Services Plan allows for annual payments not to exceed 0.25% of average daily net assets; however, the Board of Trustees of the Trust limited payment to 0.15% of average daily net assets for this Agreement for the period June 1, 2009 through May 31, 2010. For the period January 1, 2010 through December 31, 2010 the Active Income Fund had expenses of $2,556,839 under the terms of this Agreement with this shareholder.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Driehaus Active Income Fund and Driehaus Select Credit Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Driehaus Active Income Fund and Driehaus Select Credit Fund, (collectively, the “Funds”), comprising the Driehaus Mutual Funds, as of December 31, 2010, and the related statements of operations for the period then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Driehaus Active Income Fund and Driehaus Select Credit Fund at December 31, 2010, the results of their operations for the period then ended, the changes in their net assets and their financial highlights for the periods indicated therein in conformity with US generally accepted accounting principles.

Chicago, Illinois

February 25, 2011

35

Interested and Independent Trustees of the Trust

The following table sets forth certain information with respect to the Trustees of the Trust:

Term of
		Office and		Other
	Position(s)	Length of	Principal	Directorships
Name, Address and	Held with	Time	Occupation(s)	Held by
Year of Birth	the Trust	Served**	During Past 5 Years	Trustee

Interested Trustee:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and President	Since 1996	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser.	Driehaus Capital Holdings LLC; Driehaus Enterprise Management, Inc.; The Richard H. Driehaus Foundation; and The Richard H. Driehaus Museum
Independent Trustees:
A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee and Chairman	Since 1996 Since 2005	Chairman of the Board, Commerce National Group (investment company) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation) prior thereto.	Sinai Health System; Schwab Rehabilitation Hospital

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Relationship Manager, Great Lakes Advisors, Inc. since February 2008; Principal Account Executive — Labor Affairs, Blue Cross and Blue Shield of Illinois prior thereto.	None

Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	President of Ludan, Inc. (real estate services specializing in senior housing) since April 2008; Senior Vice President of Sunrise Development, Inc. (senior living) from 2003-2007; Consultant, real estate development prior thereto.	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

**	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents.

36

Officers of the Trust

The following table sets forth certain information with respect to the officers of the Trust.

	Position(s)		Principal
Name, Address and	Held with	Length of	Occupation(s)
Year of Birth	the Trust	Time Served	During Past 5 Years

Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	Senior Vice President	Since 2006	President and Chief Executive Officer of Adviser, Distributor and USVI since October 2006; Advisor to Adviser and Distributor from April to September 2006; Chief Operating Officer, Aris Capital Management from 2003-2006.

Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Vice President, Treasurer and Chief Financial Officer of the Adviser, Distributor and USVI since 2004.

Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Chief Compliance Officer and Assistant Vice President	Since 2006 Since 2007	Chief Compliance Officer of the Adviser and Distributor since 2006; Senior Attorney with the Adviser since 2003; Attorney with the Adviser since 2000.

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006	Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc. (“PNC”), a financial services company) since 2008; Vice President and Associate Counsel, PNC from 2003-2007.

Michael P. Kailus 25 East Erie Street Chicago, IL 60611 YOB: 1971	Assistant Secretary	Since 2010	Assistant Secretary of the Adviser, Distributor and USVI since 2010; Associate General Counsel of Superfund Group (financial services company) from 2005-2010.

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Assistant Secretary	Since 2008	Vice President and Manager, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC, a financial services company) since 2008; Sr. Regulatory Administrator, PNC from 2007-2008; Regulatory Administrator, PNC from 2004-2007.

The Statement of Additional Information for Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-877-779-0079.

37

Fund Expense Examples

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ending December 31, 2010.

Actual Expenses

The first line of the tables below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Funds versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus Active Income Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2010	December 31, 2010	December 31, 2010*

Actual	$1,000	$1,049.80	$9.36

Hypothetical (5% return before expenses)	$1,000	$1,016.08	$9.20

Driehaus Select Credit Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	the period September 30, 2010
	September 30, 2010	December 31, 2010	through December 31, 2010**

Actual	$1,000	$1,034.30	$5.56

Hypothetical (5% return before expenses)	$1,000	$1,007.28	$5.48

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the half-year period.

**	Expenses are equal to the Driehaus Select Credit Fund’s annualized expense ratio for the period September 30, 2010 (commencement of operations) through December 31, 2010 in the table below multiplied by the average account value over the period, multiplied by the number of days in the period (93), then divided by 365 to reflect the period since commencement of operations.

Driehaus Active Income Fund	1.81%
Driehaus Select Credit Fund	2.14%

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Other Information

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling 1-877-779-0079. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Driehaus Active Income Fund voted proxies related to portfolio securities during the 12-month period ended June 30, 2010 is available without charge, upon request, by calling 1-877-779-0079. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330. Each Fund’s complete schedule of portfolio holdings is also available on the Funds’ website at http://www.driehaus.com.

39

Board Considerations in Connection with the Annual Review of the
Investment Advisory Agreement for Driehaus Active Income Fund

The Board of Trustees of the Driehaus Mutual Funds (the “Trust”) approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for the Driehaus Active Income Fund (“DAIF” or the “Fund”) in September 2010. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement. After their review of the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement to the full Board. In connection with the contract review process, the Board considered the factors discussed below, among others.

Nature, Quality and Extent of Services.  The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. The Board considered the Adviser’s risk management strategies and the process developed by the Adviser for analyzing, reviewing and assessing risk exposure for the Fund. In addition, the Board reviewed DAIF’s performance, including that of its predecessor fund (which was reorganized into DAIF on June 1, 2009), given that a core portion of the portfolio management team managed the predecessor fund from 2007 to 2009. The Board noted the limitations to comparing the performance of DAIF to a peer group of funds compiled from Morningstar, Inc. and Lipper Inc., independent providers of mutual fund data, given the investment strategies of the Fund. The Board compared DAIF’s performance to peer groups of funds and to a benchmark index for the year-to-date and 1- and 3-year periods ended June 30, 2010, and considered the Adviser’s explanation for the Fund’s 1-year underperformance compared to its peers as being largely due to its zero duration, which will result in relative underperformance in falling interest rate environments. The Board also considered whether investment results were consistent with the Fund’s investment objective and policies. The Board concluded that performance was satisfactory.

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser continue to be satisfactory.

Fees.  The Board considered DAIF’s advisory fee, operating expenses and total expense ratio, and compared the advisory fee and expense ratio to a peer group based on data compiled from Lipper Inc. as of the fiscal year end of each fund in the peer group. The Board noted that DAIF’s annual advisory fee rate of .55% is in the 32nd percentile of this peer group (1st percentile being the highest fee). The Board also considered that the Adviser had agreed to reimburse DAIF’s expenses (excluding dividends and interest on short sales) in excess of 1.00% of net assets for its first year of operations, which ran from June 1, 2009 until May 31, 2010. The Board noted that the Adviser does not provide services to any other account with similar objectives and policies as DAIF at a lower advisory fee. In considering the reasonableness of the advisory fee, the Board took into account the substantial human and technological resources devoted to investing for the Fund and the limited capacity of the investment style. The Board also noted that the Fund does not have a Rule 12b-1 fee and that the Adviser’s affiliate, Driehaus Securities LLC (“DS LLC”), serves as distributor of the Fund without compensation and that DS LLC may provide compensation to intermediaries for distribution of Fund shares and for shareholder services, and that DS LLC is reimbursed by DAIF under a Shareholder Services Plan for certain amounts paid for shareholder services covered under the plan. The Board also considered that for the six months ended June 30, 2010, DAIF’s expense ratio was in the 40th percentile.

On the basis of the information provided, the Board concluded that the advisory fee was reasonable and appropriate in light of the nature and quality of services provided by the Adviser.

Profitability.  The Board reviewed information regarding the revenues received by the Adviser under the Agreement and discussed the methodology in allocating its costs to the management of DAIF. The Board considered the estimated costs to the Adviser of managing DAIF. The Board concluded that, taking into account the projected profitability for DAIF, the advisory fee appeared to be reasonable.

40

Economies of Scale.  In considering the reasonableness of the advisory fee, the Board considered whether there are economies of scale with respect to the management of DAIF and whether DAIF benefits from any economies of scale. Given the size of the Fund and the capacity constraints of the investment style, the Board concluded that the advisory fee rate under the Agreement is reasonable and reflects an appropriate sharing of any such economies of scale.

Other Benefits to the Adviser and its Affiliates.  The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates. The Board noted that the Adviser’s affiliated broker-dealer does not execute any portfolio transactions for DAIF, and that payments to DS LLC under a Shareholder Services Plan are in reimbursement of payments made to intermediaries for shareholder services. The Board noted that there are no benefits to the Adviser related to soft dollar allocations. The Board concluded that the advisory fee was reasonable in light of any fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement for DAIF were fair and reasonable and that the continuation of the Agreement is in the best interests of DAIF. No single factor was determinative in the Board’s analysis.

41

Board Considerations in Connection with the Approval of the
Investment Advisory Agreement for Driehaus Select Credit Fund

The Board of Trustees of the Driehaus Mutual Funds (the “Trust”) approved the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for the Driehaus Select Credit Fund (the “New Fund”) on September 10, 2010. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. After their review of the information received, the Independent Trustees presented their findings and their recommendation to approve the Agreement to the full Board. In connection with the review, the Board considered the factors discussed below, among others.

Nature, Quality and Extent of Services.  The Board considered the nature, extent and quality of services to be provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements as well as the Adviser’s risk management processes developed for analyzing, reviewing and assessing risk exposure for the New Fund. In particular, the Board considered the management team’s experience in managing absolute return products, including managing another series of the Trust, the Driehaus Active Income Fund (the “Active Income Fund”).

On the basis of this evaluation and the Board’s experience with the Adviser in managing other series of the Trust, the Board concluded that the nature, quality and extent of services to be provided by the Adviser are expected to be satisfactory.

Fees.  The Board considered the New Fund’s proposed advisory fee, operating expenses and estimated total expense ratio, and compared the advisory fee and expense ratio to fees and expense ratios of a peer group of general bond funds based on data compiled from Lipper Inc. (“Lipper”) as of the fiscal year end of each fund in the peer group. The Board noted that the New Fund’s proposed advisory fee would be in the 3rd percentile of its anticipated Lipper peer group (1st percentile being the highest fee), but noted that the New Fund employs different strategies than other funds in the peer group, making it difficult to compare fees. Given the unique nature of the New Fund’s absolute return credit strategy, in addition to the Lipper data, the Board also compared the New Fund’s proposed advisory fee and estimated total expense ratio to a peer universe of absolute return funds compiled by the Adviser from the Morningstar Principia (“Morningstar”) database as of June 30, 2010. The Board noted that the New Fund’s proposed advisory fee would be in the 59th percentile of its Morningstar-based peer universe. The Board also considered that the Adviser will reimburse the New Fund for expenses in excess of 1.75% of net assets (excluding dividends and interest on short sales) for a three-year period. In addition, the Board considered the New Fund’s proposed advisory fee rate as compared to fees charged by the Adviser to the Active Income Fund and to another absolute return credit product managed by the Adviser and noted that although the Active Income Fund has a lower advisory fee, that fee is a legacy fee from a predecessor fund that pursued a less complex investment style which was carried over when the predecessor fund was reorganized into the Active Income Fund. Furthermore, the advisory fee rate for the Adviser’s other absolute credit product is higher than the New Fund’s proposed advisory fee. The Board also considered the estimated expense ratio of the New Fund after reaching the first year projected asset level, which would rank the Fund in the 6th percentile of its Lipper peer group and in the 38th percentile of the Morningstar-based peer universe.

On the basis of the information provided, the Board concluded that the proposed advisory fee was reasonable and appropriate in light of the nature and quality of services expected to be provided by the Adviser.

Profitability and Economies of Scale.  In considering the reasonableness of the proposed advisory fee, the Board considered the undertaking by the Adviser to assume New Fund organizational expenses as well as to reimburse New Fund expenses exceeding a 1.75% cap (other than dividends and interest on short sales) for a three-year period.

The Board also considered potential economies of scale with respect to the management of the New Fund and whether the New Fund will benefit from any economies of scale. The Board noted the Adviser’s conclusion that it will not earn its full fee until assets reach approximately $50 million. The Board also noted that the New Fund is capacity constrained, which limits the Adviser’s ability to achieve economies of scale.

42

Other Benefits to the Adviser and its Affiliates.  The Board also considered the character and amount of other incidental benefits to be received by the Adviser and its affiliates. The Board noted that the Adviser’s affiliated broker-dealer is not expected to execute any portfolio transactions for the New Fund and the Adviser does not expect to earn any fall-out benefits in the form of soft dollar credits from its relationship with the New Fund. The Board concluded that the proposed advisory fee was reasonable in light of any anticipated fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement for the New Fund were fair and reasonable and that the approval of the Agreement is in the best interests of the New Fund. No single factor was determinative in the Board’s analysis.

43

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)	No response required.
(c)	None.
(d)	None.
(e)	Not applicable.
(f)	The registrant’s Code of Ethics for Principal Executive and Principal Financial Officers was filed as Exhibit 12(a)(1) to the registrant’s Certified Shareholder Report on Form N-CSR, Accession Number 0000950137-09-001484, on March 4, 2009, and is incorporated herein by reference.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has designated A.R. Umans as an audit committee financial expert. Mr. Umans is “independent,” as defined by this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
For the fiscal years ended December 31, 2010 and 2009, Ernst & Young LLP, the registrant’s principal accountant (“E&Y”), billed the registrant $300,100 and $295,000, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.
(b) Audit-Related Fees
For the fiscal years ended December 31, 2010 and 2009, E&Y billed the registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported above.
For engagements that Driehaus Capital Management LLC, the registrant’s investment adviser (“DCM”), or Driehaus Securities LLC, the registrant’s distributor (“DS”), entered into with E&Y for fiscal years 2010 and 2009, E&Y provided no audit-related services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(c) Tax Fees
For the fiscal years ended December 31, 2010 and 2009, E&Y billed the registrant $107,400 and $72,400, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of review of the registrant’s income tax returns and tax distribution requirements, analysis related to passive foreign investment company status, analysis related to loss carryforward limitations as well as assistance with the preparation, submission and responses related to a change in method of accounting election. The Audit Committee pre-approved all tax services that E&Y provided to the registrant.
For fiscal years 2010 and 2009, E&Y provided no tax services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.
(d) All Other Fees
For the fiscal years ended December 31, 2010 and 2009, E&Y billed the registrant $0 and $0, respectively, for products and services provided, other than the services reported above.
For fiscal years 2010 and 2009, E&Y provided no other services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.
(e)(1) Audit Committee Pre-Approval Policies and Procedures
Pursuant to registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.
Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.
(e)	(2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 0%.
(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal years ended December 31, 2010 and 2009, E&Y billed the registrant $107,400 and $72,400, respectively, in aggregate non-audit fees. For the fiscal years ended December 31, 2010 and 2009, E&Y billed DCM or DS $0 and $0, respectively, in aggregate non-audit fees.

     (h) Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the reports to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, that is the subject of disclosure required by Item 2, filed as Exhibit 12(a)(1) to the Registrant’s Form N-CSR, filed on March 4, 2009 (Accession No. 0000950137-09- 001484) incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Driehaus Mutual Funds

By (Signature and Title)*	/s/Richard H. Driehaus

Richard H. Driehaus, President
(principal executive officer)
Date   March 4, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Richard H. Driehaus

Richard H. Driehaus, President
(principal executive officer)
Date    March 4, 2011

By (Signature and Title)*	/s/Michelle L. Cahoon

Michelle L. Cahoon, Vice President and Treasurer
(principal financial officer)
Date    March 4, 2011

*	Print the name and title of each signing officer under his or her signature.